UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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Filed by Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NBT Bancorp Inc.
(Name of Registrant as Specified in Its Charter)
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2024 Proxy Statement and Notice of Annual Meeting of Stockholders

NBT BANCORP

Notice of 2024 Annual Meeting of Stockholders
NBT Bancorp Inc. (“NBT” or “the Company”) will hold an annual meeting of stockholders on May 21, 2024 at 10:00 a.m. EDT (the “Annual Meeting”). You can attend the 2024 Annual Meeting online and vote your shares electronically. The Annual Meeting will be virtual and conducted through the online means described below.
The Annual Meeting is being held for the following purposes:
1.	To elect the thirteen director nominees named in the proxy statement, each for a one-year term (Proposal 1);
2.
To approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and other related tables and narrative discussion (“Say-on-Pay”) (Proposal 2);

3.	To approve the NBT Bancorp Inc. 2024 Omnibus Incentive Plan (Proposal 3);
4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 4); and
5.	To transact such other business as may properly come before the Annual Meeting.
We have fixed the close of business on March 22, 2024 as the record date for determining those stockholders of NBT entitled to vote at the Annual Meeting and any adjournments or postponements of the meeting. Only holders of record of NBT common stock at the close of business on that date are entitled to notice of, and to vote at, the Annual Meeting.
By Order of the Board of Directors of
NBT Bancorp Inc.
/s/ Martin A. Dietrich
Martin A. Dietrich
Chairman of the Board of Directors
Norwich, New York
April 5, 2024
Important Notice regarding the Internet availability of Proxy Materials for the Annual Meeting to be held on May 21, 2024 – The proxy statement and 2023 Annual Report are available free of charge at www.nbtbancorp.com/bn/annual-reports.html. Your vote is very important. We urge all stockholders to vote on the matters listed above and described in the proxy statement as soon as possible, whether or not they plan to attend the virtual Annual Meeting.

Proxy Statement
Annual Meeting of Stockholders
May 21, 2024
This proxy statement and accompanying proxy card are furnished to the stockholders of NBT Bancorp Inc. (“NBT” or the “Company”) in connection with the solicitation of proxies on behalf of the board of directors of the Company (the “Board”) to be used at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”). This proxy statement, together with the enclosed proxy card, is being provided to stockholders on or about April 5, 2024.
Annual Meeting Will Be Virtual
NBT will host a virtual Annual Meeting. You may attend the webcast of the meeting via the Internet at www.virtualshareholdermeeting.com/NBTB2024 when you enter your 16-digit control number included with the Notice of Internet Availability or proxy card. Instructions on how to attend and participate in the Annual Meeting via the webcast are posted on www.virtualshareholdermeeting.com/NBTB2024. You will be able to vote your shares by following the instructions on the website. You may visit www.proxyvote.com at any time prior to the Annual Meeting to ask questions of our executive management that may be addressed in the Annual Meeting and to access information about the Company.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet or WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Annual Meeting.
What Will Be Voted on at the Annual Meeting
At our Annual Meeting, our stockholders will be asked to consider and vote upon the following proposals:
•	To elect the thirteen director nominees named in the proxy statement, each for a one-year term (Proposal 1);
•
To approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables and other related tables and narrative discussion (“Say-on-Pay”) (Proposal 2);

•	To approve the NBT Bancorp Inc. 2024 Omnibus Incentive Plan (Proposal 3);
•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal 4); and
•	To transact such other business as may properly come before the Annual Meeting.
We may take action on the above matters at our Annual Meeting on May 21, 2024, or on any later date to which the Annual Meeting is postponed or adjourned.
We are unaware of other matters to be voted on at our Annual Meeting. If other matters do properly come before our Annual Meeting, including consideration of a motion to adjourn the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies, we intend that the persons named in this proxy will vote the shares represented by the proxies on such matters as determined by a majority of our Board.
Stockholders Entitled to Vote
We have set March 22, 2024 as the record date to determine which of our stockholders will be entitled to vote at our Annual Meeting. Only those stockholders who held their shares of record as of the close of business on that date will be entitled to receive notice of and to vote at our Annual Meeting. As of March 22, 2024, there were 47,155,015 outstanding shares of our common stock held by holders of record. Each of our stockholders on the record date is entitled to one vote per share.
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Proxy Statement
Quorum Requirement
The presence of at least a majority of the total number of issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum for the transaction of business.
Vote Required to Approve the Proposals
Assuming the presence of a quorum at the Annual Meeting, the voting requirements for the matters presented are as follows:
•	For a nominee to be elected as a director, more votes must be cast FOR the nominee than AGAINST (Proposal 1).
•
The affirmative vote of a majority of the outstanding shares of our common stock which are present in person or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the Say-on-Pay Proposal (Proposal 2), to approve the NBT Bancorp Inc. 2024 Omnibus Incentive Plan (Proposal 3) and to ratify the appointment of our independent registered public accounting firm (Proposal 4).

Our Board urges our stockholders to vote via the Internet, by telephone or by completing, dating and signing the accompanying proxy card and returning it promptly in the enclosed postage-paid envelope.
Effect of Abstentions and Broker Non-Votes
If you abstain from voting on any of the proposals, you will still be considered present at the virtual Annual Meeting for purposes of determining a quorum. Abstentions will have no effect on the outcome of the election of directors. For the purpose of the Say-on-Pay Proposal, approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan and the ratification of the appointment of our independent registered public accounting firm, abstentions will have the effect of a vote against the proposal.
Broker non-votes are proxies received from brokers or other nominees holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to non-routine matters. Brokers who hold their customers’ shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which the brokers are members, sign and submit proxies for such shares and may vote such shares on “routine” matters. Proposals 1, 2 and 3 are considered “non-routine” and Proposal 4 is considered “routine” under the applicable rules. Broker non-votes will not be counted as a vote cast or entitled to vote on any matter presented at the Annual Meeting and will therefore have no effect on the outcome of the voting on any matter presented at the Annual Meeting.
Voting Your Shares
Our Board is soliciting proxies from our stockholders. When you deliver a valid proxy, the shares represented by that proxy will be voted by a named agent in accordance with your instructions.
If you are a stockholder and vote by proxy but make no specification on your proxy card that you have otherwise properly executed, the named persons will vote the shares represented by your proxy:
•	FOR electing the thirteen persons nominated by our Board as directors (Proposal 1);
•	FOR approving on a non-binding, advisory basis, the compensation of the Company’s named executive officers (Proposal 2);
•	FOR approving the NBT Bancorp Inc. 2024 Omnibus Incentive Plan (Proposal 3); and
•	FOR ratifying the appointment of KPMG LLP as our independent registered public accounting firm (Proposal 4).
If any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote the shares represented by such proxy or such matters as determined by a majority of the board of directors.
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Proxy Statement
If you are a stockholder whose shares are registered in your name, you may vote your shares by using one of the following methods:
Via the Internet. If you hold NBT common stock in your own name and not through a broker or other nominee, you can vote your shares of NBT common stock electronically via the Internet. Internet voting procedures are designed to authenticate stockholders by using the individual control number on your proxy card. If you vote via the Internet, you do not need to return your proxy card.
•
Before the Meeting – Go to www.proxyvote.com. Internet voting is available 24 hours a day until 11:59 p.m. Eastern Time on May 20, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 16, 2024 for shares held in a Plan.

•	During the Meeting – Go to www.virtualshareholdermeeting.com/NBTB2024
Mail. To grant your proxy by mail, please complete your proxy card and sign, date and return it in the enclosed envelope. To be valid, a returned proxy card must be signed and dated.
Telephone. If you hold NBT common stock in your own name and not through a broker or other nominee, you can vote your shares of NBT common stock by telephone by dialing the toll-free telephone number 1-800-690-6903. Telephone voting is available 24 hours a day until 11:59 p.m. Eastern Time on May 20, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 16, 2024 for shares held in a Plan. Telephone voting procedures are designed to authenticate stockholders by using the individual control number on your proxy card. If you vote by telephone, you do not need to return your proxy card.
If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the telephone or via the Internet.
Changing Your Vote
Any NBT stockholder of record giving a proxy may revoke the proxy in one or more of the following ways:
•	Delivering a written notice of revocation to the Corporate Secretary of NBT bearing a later date than the proxy;
•	Submitting a later-dated proxy by mail, telephone or via the Internet; or
•	Voting during the meeting via the Internet at www.virtualshareholdermeeting.com/NBTB2024
You must send any written notice of revocation or subsequent proxy to NBT Bancorp Inc., 52 South Broad Street, Norwich, New York 13815, Attention: M. Randolph Sparks, Corporate Secretary. Any later-dated proxy submitted by telephone or via the Internet must be submitted prior to 11:59 p.m. Eastern Time on May 20, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 16, 2024 for shares held in a Plan.
If you hold shares through a bank or brokerage firm, you must contact that firm to revoke any prior voting instructions.
Solicitation of Proxies and Costs
We will bear our own costs of soliciting of proxies. We will reimburse brokerage houses, fiduciaries, nominees and others for their out-of-pocket expenses in forwarding proxy materials to owners of shares of our common stock held in their names. In addition to the solicitation of proxies by use of the mail, we may solicit proxies from our stockholders by directors, officers and employees acting on our behalf in person or by telephone, facsimile or other appropriate means of communications. We will not pay any additional compensation, except for reimbursement of reasonable out-of-pocket expenses, to our directors, officers and employees in connection with the solicitation. We have also engaged Alliance Advisors LLC to solicit proxies for an estimated fee of $29,800, plus reasonable expenses. You may direct any questions or requests for assistance regarding this proxy statement to M. Randolph Sparks, Corporate Secretary, by telephone at (607) 337-6141 or by email at rsparks@nbtbank.com.
Annual Report
A copy of our 2023 Annual Report accompanies this Proxy Statement. NBT is required to file an annual report on Form 10-K for its 2023 fiscal year with the U.S. Securities and Exchange Commission (“SEC”). Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to: NBT Bancorp Inc., 52 South Broad Street, Norwich, New York 13815, Attention: M. Randolph Sparks, Corporate Secretary. Our annual report on Form 10-K is available on our website www.nbtbancorp.com.
REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO US. PLEASE VOTE BY TELEPHONE, VIA THE INTERNET USING THE INTERNET ADDRESS ON YOUR PROXY CARD, OR BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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Certain Terms
Certain terms that we use in the accompanying Proxy Statement have particular meanings, as set forth below.
Term	Meaning
CEO	Chief Executive Officer
CFO	Chief Financial Officer
EPS	Earnings per share
FTE	Fully taxable equivalent
GAAP	Generally accepted accounting principles
LTI	Long-term incentive
NEO	Named Executive Officer
NIM	Net interest margin
NPA	Nonperforming assets
ROAA	Return on average assets
ROATCE	Return on average tangible common equity
Salisbury	Salisbury Bancorp, Inc.
STI	Short-term incentive
TSR	Total shareholder return
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PROPOSAL 1: Election of Directors
PROPOSAL 1: Election of Directors
The Company elects all directors annually. Therefore, all thirteen directors are standing for election at the 2024 Annual Meeting.
The persons named in the enclosed proxy intend to vote the shares of our common stock represented by each proxy properly executed and returned to us FOR the election of the aforementioned nominees as directors, but if the nominees should be unable to serve, they will vote such proxies for those substitute nominees as our Board shall designate to replace those nominees who are unable to serve. Our Board currently believes that each nominee will stand for election and will serve if elected as a director. Assuming the presence of a quorum at the Annual Meeting, in order for each of the thirteen director nominees to be elected, more votes must be cast FOR the director nominee than AGAINST (Proposal 1). A director who fails to receive more votes FOR his or her election than AGAINST will tender his or her resignation to the Board of Directors for consideration, and our Nominating and Corporate Governance Committee will recommend to the Board of Directors whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will consider the recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of election results.
Information as to Nominees
Information regarding the nominees is provided below. Each biography contains information regarding each person’s business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board of Directors to determine that such person should serve as a director at the time of filing of this proxy statement. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated in each director’s biography is as of December 31, 2023. There are no family relationships among the directors or executives. All nominees are or will also become members of the board of directors of NBT Bank, N.A. (“NBT Bank”).
Director Retiring in 2024

James H. Douglas

James H. Douglas, 72, will retire as a director upon the expiration of his term at the 2024 Annual Meeting. Mr. Douglas has been a director of NBT and NBT Bank since January 2011. Mr. Douglas served the people of Vermont for more than 35 years, as a representative, Secretary of State, State Treasurer and Governor. Mr. Douglas is an executive in residence at Middlebury College, serves on several boards and has been active in numerous community organizations. NBT’s Board of Directors are deeply appreciative of Mr. Douglas’ leadership, wise counsel, commitment to NBT and his faithfulness to NBT’s community banking.

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PROPOSAL 1: Election of Directors
Board Nominees for 2024
Age: 68 Director Since: 2005 Committees Risk Management
Martin A. Dietrich

Martin A. Dietrich, 68, served as the President of the Company from 2004 to 2016, Chief Executive Officer of the Company from 2006 through 2016 and President and CEO of NBT Bank from 2004 through 2016. Prior to that, Mr. Dietrich was President and Chief Operating Officer of NBT Bank from September 1999 to December 2003. He has served as Chair of the NBT and NBT Bank Boards since May 2016. Mr. Dietrich has been a director of NBT Bank since 2003, and of NBT since 2005. He is currently a director of Preferred Mutual Insurance Company, New York Bankers Association and Norwich Building Tomorrow Foundation, Inc. Mr. Dietrich’s past leadership as President and Chief Executive Officer of NBT and NBT Bank provides him with thorough knowledge of the Company’s opportunities, challenges and operations.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, CEO, Human Resources, Risk Management, Non-profit, Government, Corporate Board, Public Company Board

Age: 65 Director Since: 2016 Committees Risk Management
John H. Watt, Jr.

John H. Watt, Jr., 65, has served as the President and Chief Executive Officer of the Company since 2016. He will step down from this position on May 21, 2024 and continue to serve on the Board. Prior to that, Mr. Watt was an Executive Vice President of the Company and President of NBT Bank. He became a member of the Company’s executive management team in 2015. He joined the Company and NBT Bank in 2014. Mr. Watt provided executive leadership for key functions, including commercial and consumer lending, credit administration and marketing. Mr. Watt became a director of NBT and NBT Bank in December 2016. Mr. Watt has over thirty-five years of experience in the financial services industry. Prior to joining the Company, he was executive vice president of commercial banking, investment management and bank operations at Alliance Bank, N.A. He was also a member of the board of directors for Alliance Bank and Alliance Financial Corporation, which merged with the Company in 2013. Previously, he was employed by JP Morgan Chase and its predecessors. Mr. Watt has served on numerous community-oriented boards in upstate New York, most recently on the finance committee of the Foundation of The Episcopal Diocese of Central New York, the finance committee of the Allyn Foundation, treasurer of the St. James Episcopal Foundation, member of the Board of Directors of the Chenango County United Way and as President of the board of On Point for College in Syracuse, NY. He is a graduate of Rutgers University with a bachelor’s degree in political science and earned his Juris Doctor from the National Law Center at George Washington University. Mr. Watt’s past experience and current leadership as President and CEO of NBT and NBT Bank provides him with thorough knowledge of the Company’s opportunities, challenges and operations.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, CEO, Human Resources, Risk Management, Non-profit, Government, Corporate Board, Public Company Board

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PROPOSAL 1: Election of Directors
Age: 59
Scott A. Kingsley

Scott A. Kingsley, 59, joined NBT in 2021 as Executive Vice President and Chief Financial Officer. He will succeed Mr. Watt as President and Chief Executive Officer of NBT on May 21, 2024. He has more than 35 years of experience, including 16 years as a member of the management team at Community Bank System, Inc., where he served as Chief Operating Officer and, prior to that, as Chief Financial Officer. Mr. Kingsley started his career with PricewaterhouseCoopers, LLP before joining the Carlisle Companies, Inc., a publicly traded global manufacturer and distributor, where he served in financial and operational leadership roles. A Certified Public Accountant, Kingsley earned his bachelor’s degree in accounting at Clarkson University.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, Human Resources, Risk Management, Non-profit, Corporate Board, Public Company Board

Age: 64 Director Since: 2023 Committees Risk Management
Richard J. Cantele, Jr.

Richard J. Cantele, Jr., 64, the Executive Vice President, Strategic Integration of NBT, was appointed to the NBT Board upon Salisbury’s merger with NBT in 2023. Mr. Cantele has over 40 years of experience in banking, having joined Salisbury Bank and Trust Company in 1981. Mr. Cantele served as an executive officer of Salisbury beginning in 2001 and as an executive officer of Salisbury Bank and Trust Company beginning in 1989, and became President and Chief Operating Officer of both entities in 2005 and was named President and CEO in 2009, where he served until Salisbury’s merger with NBT in 2023. Mr. Cantele was appointed to the NBT Board upon Salisbury’s merger with NBT in 2023. Mr. Cantele earned his bachelor's degree in finance from Fairfield University, and is a graduate of the Stonier Graduate School of Banking. Active in the community, Mr. Cantele became a Director of Sharon Hospital in 2017 and Chairman of the Sharon Hospital Board in 2020.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, CEO, Human Resources, Risk Management, Non-profit, Government, Corporate Board, Public Company Board

Age: 47 Director Since: 2020 Committees Nominating and Corporate Governance Risk Management
Johanna R. Ames

Johanna R. Ames, 47, was appointed to the NBT and NBT Bank boards in September 2020. She served as President of Ames Linen Service, a woman-owned textile rental company, from 2007 to 2023 and continues to own an operating division of the corporation. As an investor, she serves as an Operations Executive for ImageFirst Healthcare Linen Services. Ms. Ames served on NBT Bank’s Southern Tier Advisory Board from 2016 to 2020. Ms. Ames is also on the Boards of Directors for Guthrie Healthcare System, Inc. and the Cortland County Business Development/Industrial Development Agency. Ms. Ames is the immediate past chair of the Cortland College Foundation Board of Directors and is a member of the Colgate University Alumni Council. Ms. Ames’ experience as a business owner in NBT’s market area provides the Board with insight into the needs of NBT’s customers, and she is well suited to advise NBT with its challenges, opportunities and operations.

Skills and Qualifications:
Accounting/Finance, Regulatory, CEO, Human Resources, Risk Management, Non-profit, Corporate Board

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PROPOSAL 1: Election of Directors
Age: 56 Director Since: 2021 Committees Audit Compensation and Benefits
J. David Brown

J. David Brown, 56, has been employed by the Capital District YMCA in Albany, New York since 1993, and has been its President & CEO since 2007. Mr. Brown has previously served as a Director of the Saratoga National Bank and the NBT Bank Capital District Advisory Board. Mr. Brown was a member of the Siena College Board of Trustees, Governor’s Regional Economic Council and the Diversity & Inclusion Council for the YMCA of the USA. His awards and recognitions include the Director of the Year from the Association of YMCA Professionals, NYS Governor’s African American Community Distinction, 40 Elite Alumni Honoree and 40 Under Forty Honoree by the Capital District Business Review. His strong executive experience in the non-profit sector and knowledge of NBT’s Capital Region market make Mr. Brown a valuable addition to the Board.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Banking, CEO, Human Resources, Risk Management, Non-profit, Government, Corporate Board, Public Company Board

Age: 61 Director Since: 2011 Committees Compensation and Benefits (Chair) Audit
Timothy E. Delaney

Timothy E. Delaney, 61, is the President of the Wesson Group LLC., a position he has held since 2014. Mr. Delaney is Founder and former President of The Delaney Group, Inc. and is a former Executive Vice President of its successor company, Tetra Tech Construction, Inc. and former President of Tetra Tech Canada Construction. Together, these companies make up the North American Renewable Construction division of Tetra Tech, Inc. (Nasdaq: TTEK), and have been principally engaged in energy-related, heavy civil engineering and construction since 1982. Mr. Delaney has been a director of NBT since January 2011 and has been a director of NBT Bank since 2006. He currently serves as Chair of NBT’s Compensation and Benefits Committee. Mr. Delaney’s experience as a business owner in NBT’s market area and experience as an NBT Bank director provides the Board with insight into the needs of NBT’s customers, executive management experience and insight into NBT’s challenges, opportunities and operations.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Banking, CEO, Human Resources, Risk Management, Non-profit, Corporate Board

Age: 54 Director Since: 2022 Committees Audit Compensation and Benefits
Heidi M. Hoeller

Heidi M. Hoeller, 54, is a retired partner of PricewaterhouseCoopers LLP (“PwC”) with over 25 years of experience as a leader in audit and financial services. Ms. Hoeller held numerous positions at PwC from November 1993 until her retirement in June 2019. She spent most of her career in the Northeast, where she served as audit partner on a diverse portfolio of clients within the insurance sector. Prior to her retirement, she was a financial services partner in PwC’s National Quality Organization. She is a director of Preferred Mutual Insurance Company, Vice Chair of the Utica University Board of Trustees, a member of the American Institute of Certified Public Accountants and a CPA licensed in New York. Ms. Hoeller was appointed to the NBT and NBT Bank Boards in January 2022.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, Human Resources, Risk Management, Non-profit, Corporate Board, Public Company Board

9

PROPOSAL 1: Election of Directors
Age: 66 Director Since: 2016 Committees Compensation and Benefits Risk Management
Andrew S. Kowalczyk III

Andrew S. Kowalczyk III, 67, is an attorney and partner at Kowalczyk & Deery, LLP in Utica, New York. His practice focuses on banking, business, corporate and real estate law. He was admitted to the New York State Bar in 1983. Mr. Kowalczyk is a graduate of St. Lawrence University and Albany Law School. He is a member of the Oneida County Bar Association, the New York State Bar Association and the American Bar Association. He served on the NBT Bank Advisory Board from 2006 through 2010. He was appointed to NBT Bank’s board in October 2010 and NBT’s board in May 2016. He is a member of the board of directors of Mohawk Valley Health System (“MVHS”), a not-for-profit hospital corporation. Mr. Kowalczyk participates as a board member and is a member of the audit, investment and pension and governance committees of MVHS. Mr. Kowalczyk brings leadership experience, legal technical expertise and Utica and Mohawk Valley area market knowledge.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, Human Resources, Risk Management, Non-profit, Corporate Board

Age: 67 Director Since: 2016 Committees Audit Nominating and Corporate Governance (Chair)
V. Daniel Robinson II

V. Daniel Robinson II, 67, has served on the Board of Directors of New York Central Mutual Fire Insurance Company (“NYCM”) since 1986, and is currently its Chairman of the Board. From 1993 to 1999 he was President and Chief Operating Officer of NYCM, then was President and Chief Operating Officer from 2002 to 2022. Formerly the President and Chief Executive Officer of automobile insurer A. Central Insurance Company, a subsidiary of NYCM, from 2002 to 2022, Mr. Robinson is now its Chairman of the Board. He has been a director of A.F. Stager Independent Adjustors since 1991 and was its President from 2018 through February 2022. He was a member of the Excellus BlueCross BlueShield Utica Regional Advisory Board from 2014 to 2022. Mr. Robinson served on the Board of A. O. Fox Hospital, an affiliate association with Bassett Health Care Network, from 2012 to 2016 and continues his board membership with Basset Health Care Network. Mr. Robinson earned his bachelor’s degree in marketing from St. Bonaventure University. He was appointed to NBT Bank’s board in March 2008 and NBT’s board in May 2016. Mr. Robinson provides executive leadership experience and knowledge of NBT’s Central New York market.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, CEO, Human Resources, Risk Management, Non-profit, Government, Corporate Board, Public Company Board

10

PROPOSAL 1: Election of Directors
Age: 68 Director Since: 2016 Committees Audit Compensation and Benefits Risk Management (Chair)
Matthew J. Salanger

Matthew J. Salanger, 68, was the longest-serving President and Chief Executive Officer of United Health Services, Inc. (“UHS”), having held the position from 2007 to 2017. He also served as President and Chief Executive Officer for UHS Hospitals, including UHS Binghamton General Hospital and UHS Wilson Medical Center from 1994 to 2017. Upon his retirement as President and Chief Executive Officer he continued to provide strategic, part-time guidance to UHS as Senior Strategic Advisor from 2018 to 2022. He is a member of the UHS, Inc. and UHS Hospitals Boards and Executive Committees. Mr. Salanger is a Fellow of the American College of Healthcare Executives, is licensed as a NYS nursing home administrator, is a member of the Binghamton University Council and has completed an appointment by former New York State Governor Paterson on the State’s Board of Examiners of Nursing Home Administrators. He earned a Bachelor of Arts degree at the University at Albany/SUNY and a master’s degree in Hospital and Health Administration at Xavier University. He was appointed to NBT Bank’s board in January 2011 and NBT’s board in May 2016. He serves as the Chair of the Risk Committee of NBT. Mr. Salanger brings executive leadership experience, board experience and knowledge of our Binghamton area market.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, CEO, Human Resources, Risk Management, Non-profit, Corporate Board

Age: 71 Director Since: 2013 Committees Audit (Chair) Nominating and Corporate Governance Risk Management
Lowell A. Seifter

Lowell A. Seifter, 71, was General Counsel of St. Joseph’s Hospital Health Center in Syracuse, New York through December 2019 and Senior Counsel of Trinity Health through December 2021. He was a founding member of Green & Seifter Attorneys, PLLC, now known as Bousquet Holstein Attorneys, PLLC, where he practiced law from 1977 until 2011. He has returned to that firm on an Of Counsel basis beginning January 2022. From 2002 until 2006, Mr. Seifter was a member of the board of directors of Bridge Street Financial, Inc. and its banking subsidiary, Oswego County National Bank. From 2006 until the merger with NBT, Mr. Seifter served on the Board of Directors of Alliance Financial Corporation and its subsidiary Alliance Bank where he was Chairman of the Compensation Committee and member of the Governance, Business Development and Risk Committees. Mr. Seifter received a B.S. degree from Syracuse University, a Juris Doctor degree from Syracuse University College of Law and is a non-practicing certified public accountant. Mr. Seifter brings technical expertise, leadership experience, industry knowledge and an understanding of the Syracuse market area. Mr. Seifter is the Chair of the Audit Committee.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, CEO, Human Resources, Risk Management, Non-profit, Government, Corporate Board, Public Company Board

11

PROPOSAL 1: Election of Directors
Age: 71 Director Since: 2013 Committees Risk Management Compensation and Benefits Nominating and Corporate Governance
Jack H. Webb

Jack H. Webb, 71, was the Chairman and Chief Executive Officer of Alliance Financial Corporation from January 2002 until March 2013 when the company merged with NBT, at which time Mr. Webb became Executive Vice President of Strategic Support for NBT until May 2015. In March 2013, Mr. Webb also became a director of NBT and NBT Bank. Prior to the merger, he was also the President and Chief Executive Officer of Alliance Bank. He joined Alliance Financial Corporation in May 2000 after a 26-year career with Chase Manhattan Bank. He is the Chairman of the Board of Managers for Dolphin Green & Gold Fund, LLC for the Madden School of Business at Lemoyne College. Mr. Webb graduated from the Rochester Business Institute. His day-to-day leadership of Alliance Financial Corporation and Alliance Bank provides him with thorough knowledge of the financial services industry as well as NBT’s Syracuse market. Mr. Webb previously served on the advisory board of CNY Lifetime Healthcare.

Skills and Qualifications:
Accounting/Finance, Regulatory, Legal, Technology/Cybersecurity, Banking, CEO, Human Resources, Risk Management, Non-profit, Government, Corporate Board, Public Company Board

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of all of its director nominees.
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PROPOSAL 1: Election of Directors
Board Diversity, Experience and Skills
The Corporate Governance and Nominating Committee does not have a specific diversity policy with respect to the director nomination process. Rather, the Committee considers diversity in the broader sense of how a candidate’s viewpoints, experience, skills, background and other demographics could assist the Board in light of the Board’s composition at the time. The Board believes that each director contributes to the overall diversity by providing a variety of personal and professional experiences and backgrounds. As shown below, the current directors and nominees reflect the Board’s continued effort to foster diversity of gender, age, race, geographical background and experience. The Board is committed to considering diversity issues in evaluating its composition.
The following summarizes the diversity, independence, age, tenure and the identified experience and skills of our Board of Directors as of April 5, 2024.

Board Diversity Matrix
The Board of Directors views its diversity as an important strength, as our commitment to diversity of experience, gender, and ethnicity is a key driver of the Company’s success. The following table sets forth the diversity of the Board of Directors.
Board Diversity Matrix (As of April 5, 2024)
Total Number of Directors:	13
Part I: Gender Identity	Female	Male	Did Not Disclose Gender
Directors	2	10	1
Part II: Demographic Background
African American or Black	—	1	—
White	2	9	—
Did Not Disclose Demographic Background	—	—	1
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PROPOSAL 1: Election of Directors

(*)	Designated experience and skills were identified by each director in his/her self-assessment
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Security Ownership of Certain Beneficial Owners and Management
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information, as of February 29, 2024, with respect to the beneficial ownership of the Company’s Common Stock by: (1) each director and nominee; (2) each named executive officer; and (3) all executive officers and directors as a group. Except as otherwise indicated, each of the stockholders named below effectively exercises sole, or shared with spouse, voting and investment power with respect to the outstanding shares of Common Stock beneficially owned.
Directors, Nominees for Director and Named Executive Officers	Total Beneficial Ownership of NBT Bancorp Inc. Common Stock	Percent of Shares Outstanding
Johanna R. Ames (1)	208,629	*
J. David Brown	4,914	*
Timothy E. Delaney (2)	89,814	*
Richard J. Cantele, Jr.	56,664	*
Martin A. Dietrich (3)	115,357	*
James H. Douglas	14,762	*
Heidi M. Hoeller	4,691	*
Andrew S. Kowalczyk III	14,679	*
V. Daniel Robinson II (4)	559,838	1.19%
Matthew J. Salanger	24,966	*
Lowell A. Seifter	45,818	*
Jack H. Webb	54,167	*
John H. Watt, Jr.	137,685	*
Scott A. Kingsley	26,513	*
Joseph R. Stagliano	100,854	*
Ruth H. Mahoney	19,283	*
M. Randolph Sparks	8,567	*
Directors and Executive Officers as a Group (20 persons)	1,565,580	3.32%
(*)	Less than one percent.
(1)	Includes 204,186 shares held by a trust for which Ms. Ames has voting discretion.
(2)	Includes 12,020 shares held by a trust for which Mr. Delaney has voting discretion.
(3)	Includes 5,123 shares held by a trust for which Mr. Dietrich has voting discretion.
(4)	Includes 537,558 shares held by NYCM of which Mr. Robinson is Chairman of the Board and shares voting powers and 4,305 shares held by a trust for which Mr. Robinson has voting discretion.
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Beneficial Ownership of Principal Holders of Voting Securities of NBT
Beneficial Ownership of Principal Holders of Voting Securities of NBT
The following table sets forth information as of February 29, 2024, except as indicated below, with respect to the beneficial ownership of common stock by any person or group as defined in Section 13(d)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) who is known to the Company to be the beneficial owner of more than five percent of the common stock. As of February 29, 2024, the Company had 47,156,583 outstanding shares of common stock.
Name and Addresses of Beneficial Owners	Number of Shares and Nature of Beneficial Ownership (1)	Percent of Common Stock Owned
BlackRock, Inc. 50 Hudson Yards New York, NY 10055	6,724,989 (2)	14.26%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	5,642,317 (3)	11.97%
(1)
Based on information in the most recent Schedule 13D or 13G filed with the SEC pursuant to the Exchange Act with respect to holdings of the Company’s common stock as of December 31, 2023. In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Company common stock if such person has or shares voting power and/or investment power with respect to the security, or has the right to acquire beneficial ownership at any time within 60 days from February 29, 2024. As used herein, “voting power” includes the power to vote or direct the voting of shares and “investment power” includes the power to dispose or direct the disposition of shares.

(2)
BlackRock, Inc. reported that it has sole dispositive power over 6,724,989 shares (14.28% of outstanding shares) and sole voting power over 6,643,482 shares (14.10% of outstanding shares) of Company common stock as of December 31, 2023.

(3)
The Vanguard Group, Inc. reported that it has sole dispositive and voting power over 5,556,369 shares and shared dispositive and voting power over 85,948 shares of NBT common stock as of December 31, 2023, or an aggregate of 11.98% of Company shares outstanding as of such date.

Section 16(a) Beneficial Ownership Reporting Compliance
Our directors and executive officers must, under Section 16(a) of the Exchange Act, file certain reports of their initial ownership of our common stock and of changes in beneficial ownership of such stock. Based solely on a review of reports submitted to NBT, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during the fiscal year ended December 31, 2023 all Section 16(a) filing requirements applicable to NBT’s officers and directors were complied with on a timely basis.
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Corporate Governance
Corporate Governance
The business and affairs of the Company are managed under the direction of the Board. Members of the Board are kept informed of the Company’s business through discussions with the Company’s executive officers by reviewing materials provided to them and by participating in meetings and strategic planning sessions of the Board and its committees. The Board has adopted corporate governance practices and policies which the Board and senior management believe promote sound and effective corporate governance.
Director Independence
Based on a review of the directors’ responses to questions regarding employment and compensation history, affiliations and family and other relationships, and on individual discussions with directors, the Board has determined that all directors, excluding Messrs. Cantele and Watt, meet the standards of independence set forth by The Nasdaq Stock Market LLC (“Nasdaq”). In making this determination, the Board considered transactions and relationships between each director or his or her immediate family and the Company and its subsidiaries, including those reported under “Compensation Committee Interlocks and Insider Participation” and “Certain Relationships and Related Party Transactions” included herein. Mr. Watt is not independent because he is the current President and Chief Executive Officer of the Company. Mr. Cantele is not independent because he is the current Executive Vice President, Strategic Integration, of the Company.
The independent members of the Board meet at least twice annually in an executive session where the non-independent directors and management are excused. Lead Director James Douglas chaired these executive sessions. Upon Mr. Douglas’ retirement, Jack H. Webb will become Lead Director.
Code of Ethics
The Company has adopted a Code of Business Conduct and Ethics that applies to all employees, as well as each member of the Board. The Code of Business Conduct and Ethics is available at the Company’s website at https://www.nbtbancorp.com/bn/corporate-governance.html.
Board Policy Regarding Communications with the Board
The Board maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board should send any communication to Corporate Secretary, NBT Bancorp Inc., 52 South Broad Street, Norwich, New York 13815. Any such communication must state the name of the stockholder and the number of shares beneficially owned by the stockholder making the communication. The Corporate Secretary will forward such communication to the full Board or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate. At each Board meeting, a member of management presents a summary of all communications received since the last meeting, if applicable, that were not forwarded and makes those communications available on request.
The Board’s Role in Risk Oversight
The Board, together with the Audit Committee, the Risk Management Committee, the Nominating and Corporate Governance Committee and the Compensation and Benefits Committee, coordinate with each other to provide enterprise-wide oversight of our management and handling of risk. These committees report regularly to the full Board on risk-related matters and provide the Board with insight about our management of strategic, credit, interest rate, liquidity, compliance, operational and reputational risks. In addition, at meetings of the Board and its committees, directors receive regular updates and reports from management regarding risk management practices, including credit quality, financial reporting, technology, internal controls, compliance, legal matters and asset liability and liquidity management, among other topics. Furthermore, current risk management issues are discussed regularly with the Board and its committees.
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Corporate Governance
The Risk Management Committee consists of eight directors, of which six are independent directors, as follows: Mr. Salanger (Chair), Ms. Ames, Mr. Cantele, Mr. Dietrich, Mr. Kowalczyk, Mr. Seifter, Mr. Watt and Mr. Webb. The primary purpose of the Risk Management Committee is to assist the Board in:
•	Overseeing the Company’s risk management activities and the effectiveness of the Company’s enterprise risk management (“ERM”) framework;
•	Overseeing management’s policies and procedures to identify, measure, monitor and control operational, compliance, regulatory, legal, strategic and reputational risks that confront the Company;
•	Establishing and aligning risk appetite with strategic objectives and strategic planning; and
•	Overseeing the performance of the Company’s Risk Management Division personnel.
The Risk Management Committee charter outlines more specific duties and responsibilities of the committee.
Board Leadership Structure
The Board does not have a policy on whether the same person may serve as both the chief executive officer and chair of the board or, if the roles are separate, whether the chair should be selected from the non-employee directors. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Currently, Mr. Watt serves as the Chief Executive Officer of the Company, while Mr. Dietrich serves as the Chair of the Board. The Board believes that this leadership structure best serves the Company at this time because it allows Mr. Watt to focus on the Company’s operations and strategy, while Mr. Dietrich, among other things, can provide leadership for the Board, set the agenda for meetings and enable other directors to raise issues and concerns for Board consideration without immediately involving the Chief Executive Officer or other management. The Board believes it currently benefits from having a director, who is also a former executive officer of the Company, as its Chair. Mr. Douglas served as the Lead Director, providing an independent point of contact for the Board. Upon Mr. Douglas’ retirement, Jack H. Webb will become Lead Director.
Director Attendance at Board Meetings and Annual Meetings
During 2023, the Board held eight meetings. Each incumbent director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board held during the period that the individual served; and (2) the total number of meetings held by all committees of the Board on which the director served during the period that the individual served. In addition, as reflected in our Corporate Governance Guidelines, we have adopted a policy strongly encouraging directors to attend our Annual Meeting of stockholders. All directors attended the 2023 Annual Meeting, and we expect that all directors will attend the 2024 Annual Meeting.
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Corporate Governance
Committees of the Board of Directors
Our Board has a number of standing committees, including a Nominating and Corporate Governance Committee, Audit Committee, Compensation and Benefits Committee and Risk Management Committee. The Board has determined that all of the directors who serve on the Nominating and Corporate Governance Committee, Audit Committee and Compensation and Benefits Committee are independent for purposes of Nasdaq Rule 5605 and that the members of the Audit Committee are also “independent” for purposes of Section 10A(m)(3) of the Exchange Act. A table showing the members of each of these committees follows.
Director	Nominating and Corporate Governance	Audit	Compensation and Benefits	Risk Management
Johanna R. Ames	✔			✔
J. David Brown		✔	✔
Richard J. Cantele, Jr.				✔
Timothy E. Delaney		✔	Chair
Martin A. Dietrich				✔
James H. Douglas (1)	✔	✔
Heidi M. Hoeller		✔	✔
Andrew S. Kowalczyk III			✔	✔
V. Daniel Robinson II	Chair	✔
Matthew J. Salanger		✔	✔	Chair
Lowell A. Seifter	✔	Chair		✔
John H. Watt, Jr.				✔
Jack H. Webb	✔		✔	✔
(1)	Mr. Douglas will retire as a director upon the expiration of his term at the 2024 Annual Meeting.
A description of each of these committees follows.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for determining the qualification of and nominating persons for election to the Board, including (if applicable) stockholder nominations that comply with the notice procedures set forth by SEC rules and the Company’s Bylaws. The Nominating and Corporate Governance Committee also formulates our corporate governance guidelines and functions to ensure successful development of management at the senior level and succession planning, as applicable. The Nominating and Corporate Governance Committee regularly evaluates our corporate governance process against current trends and provides recommendations to the Board. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the Company’s website at www.nbtbancorp.com/bn/corporate-governance.html. This committee met eleven times during 2023.
The Board believes that it should be comprised of directors who possess the highest personal and professional ethics, integrity and values, who shall have demonstrated exceptional ability and judgment and who shall be most effective in representing the long-term interests of the stockholders. While the Board and Nominating and Corporate Governance Committee have no formal policy on board diversity, diversity is considered by the Nominating and Corporate Governance Committee in determining the qualification of and nominating persons for election to the Board. When considering candidates for the Board, the Nominating and Corporate Governance Committee takes into account the candidate’s qualifications, experience and independence from management. In addition, in accordance with the Company’s Bylaws:
•	Every director must be a citizen of the United States;
•	Each director must own $1,000 aggregate book value of the Company’s common stock (see ownership guidelines for continuing directors included herein); and
•	No person shall serve as a director beyond the Company’s Annual Meeting following the date upon which he or she shall have attained the age of 72 years.
When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others. The Committee also has the authority to retain any search firm to
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assist in the identification of director candidates. The Committee will review the qualifications and experience of each candidate. If the Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate’s election.
The Company’s Bylaws also permit stockholders eligible to vote at the Annual Meeting to nominate director candidates, but only if such nominations are made pursuant to timely notice in writing to the President of NBT. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of NBT at least 150 days prior to the one-year anniversary of the date immediately preceding the prior year’s Annual Meeting of stockholders. The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders by applying the criteria for candidates described above and considering the additional information required by Article III, Section 4 of the Company’s Bylaws, which must be set forth in a stockholder’s notice of nomination. Article III, Section 4 of the Company’s Bylaws requires that the notice include: (1) as to each person whom the stockholder proposes to nominate for election as a director, (a) the name and address of such person and (b) the principal occupation or employment of such person; and (2) as to the stockholder giving notice (a) the name and address of such stockholder, (b) the number of shares of the Company that will be voted for the proposed nominee by such stockholder (including shares to be voted by proxy) and (c) the number of shares of the Company which are beneficially owned by such stockholder.
Audit Committee
The Audit Committee represents our Board in fulfilling its statutory and fiduciary responsibilities for independent audits of NBT’s consolidated financial statements, including monitoring accounting and financial reporting practices and financial information distributed to stockholders and the general public. Directors on our Audit Committee meet the expanded independence requirements of audit committee members. In addition, our Board has determined that Ms. Hoeller and Mr. Seifter are “audit committee financial experts” as that term is defined in Item 407(d)(5) of Regulation S-K.
This Committee met four times in 2023. Responsibilities and duties of this Committee are discussed more fully in the Audit Committee Report herein and in the Audit Committee’s charter, which is available on the Company’s website at www.nbtbancorp.com/bn/corporate-governance.html.
Compensation and Benefits Committee
All of the Company’s Compensation and Benefits Committee members are independent directors, as determined by the Board, and as such term is defined in the Nasdaq Rulebook as they apply to the Company.
The Committee is responsible for the development, oversight and administration of the Company’s compensation program. The Committee works closely with the Company’s CEO and Strategic Advisor to implement our compensation program. In addition, the Committee engages in executive sessions without Company management present.
The Committee regularly reviews our compensation practices and policies and recommends to the Board the compensation and benefits for the CEO, directors and executive management team, including the named executive officers. In making compensation recommendations to the Board for the named executive officers, the Committee relies substantially on the recommendations of the CEO and, in the case of the CEO’s compensation, upon the recommendation of the Chair of the Board. The Committee generally determines the compensation for the named executive officers at its December meeting preceding the commencement of the fiscal year in which the compensation will be paid or earned, or in its January meeting of such fiscal year.
The CEO’s compensation reflects the Committee’s evaluation of his performance measured against the following criteria: (1) implementation of the Company’s short and long-term strategies; (2) financial and operating performance; (3) succession planning and leadership development; (4) customer service; and (5) leadership in positioning the Company to meet the significant operational and regulatory challenges of the evolving financial services industry. The Committee may use its discretion to deviate from or modify compensation policies and recommendations, but does so rarely, and typically only in unusual circumstances.
The Committee also administers the Company’s Defined Benefit Pension Plan (“Pension Plan”), 401(k) & Employee Stock Ownership Plan (the “401(k) Plan & ESOP”), the NBT Bancorp Inc. 2008 Omnibus Incentive Plan (the “2008
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Plan”) and the NBT Bancorp Inc. 2018 Omnibus Incentive Plan (the “2018 Plan,” and together with the 2008 Plan, the “Omnibus Plans”) and awards outstanding under prior equity plans. Pursuant to the terms of the Company’s 2018 Plan, which is the Company’s active equity plan, the Committee may delegate its authority to grant awards to nonexecutive officers under such plan to a member of the Board, and the Committee has granted such authority, within certain defined limits, to Mr. Watt. A charter that reflects these responsibilities and delegated authority, which the Committee and the Board periodically review and revise, governs the Committee. A copy of the charter is available on the Company’s website at www.nbtbancorp.com/bn/corporate-governance.html. The Committee met five times in 2023.
Risk Management Committee
The Risk Management Committee was established in 2018 and oversees the Company’s risk management activities and the effectiveness of its ERM framework. The Committee also reviews periodic reports related to the Company’s compliance program and legal and regulatory matters. The Committee is responsible for oversight of operational risk, including Company action related to information security, technology, fraud, privacy, business continuity and disaster recovery, vendor management, data governance and insurance coverage.
Environmental, Social and Governance
Our Board recognizes that Environmental, Social and Governance (“ESG”) principles are important to the Company’s various stakeholders including stockholders, customers, communities and employees, and desires to drive positive social and environmental impact. The Board further believes that the Company’s reputation for integrity and corporate responsibility are bedrock principles and the ESG framework provides an opportunity to define, measure and highlight our values to the Company’s stakeholders. Accordingly, the Board has committed to the following:
•	Oversight of ESG matters at the Board level and active participation and monitoring of the Company’s ESG efforts within the Nominating and Governance Committee;
•	Commitment to each of the three pillars – Environmental, Social, and Governance – with action plans for each pillar;
•	Regular assessment of existing ESG practices within the Company and identification of opportunities for further development; and
•	Public disclosure of the Company’s efforts and measurement of progress and results.
Environmental
The Company is focused on the environment and committed to business practices and activities that encourage sustainability and minimize our environmental impact. In larger facilities, the Company conserves energy through the use of building energy management systems and motion sensor lighting controls. In new construction and renovations, the Company incorporates high-efficiency mechanical equipment, LED lighting, and modern building techniques to reduce our carbon footprint wherever possible. The Company has an ongoing initiative to replace existing lighting with LED lighting to reduce energy consumption.
The Company facilitates the delivery of a financing product to homeowners on a national basis which provides an opportunity to power their homes with sustainable solar energy and reduce their carbon footprint at an affordable price. Services like mobile and online banking, remote deposit capture, electronic loan payments, eStatements and combined statements enable us to support all customers in their efforts to consume less fuel and paper. We continue to digitize loan origination and deposit account opening processes, reducing trips to the bank and paper documents for our customers. Across our footprint, we host community shred days with multiple confidential document destruction companies to promote safe document disposal and recycling.
Social – Commitment to Our Communities
We are committed to strengthening the communities we serve through volunteerism and philanthropy, serving as a leader in our local communities. The Company is engaged in the communities where we do business and where our employees and directors live and work. We live out our core value of community involvement through investments of both money and the time of our employees.
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Corporate Governance
Through our active contribution program, administered by market-based committees with representation from all lines of business, the Company contributed over $2.0 million in 2023. Our teams’ efforts to distribute philanthropic resources across our footprint ensure alignment with local needs and support for hundreds of organizations that provide health and human services and promote education, affordable housing, economic development, the arts and agriculture.
A consistent way that the Company and our employees support our communities across our markets is through giving to United Way chapters in the form of corporate pledges and employee campaign contributions. In 2023, these commitments resulted in over $355,000 in funding for United Way chapters that provide resources to local organizations offering critical education, financial, food security and health services.
In addition to corporate financial support of community organizations and causes, employees are encouraged and empowered to volunteer and be a resource in their communities. They invest their financial and other expertise as board members and serve in roles where they offer direct support to those in need by engaging in all manner of volunteer activities.
The NBT CEI-Boulos Impact Fund, a high-impact commercial real estate equity investment fund established by NBT Bank and CEI-Boulos Capital Management, announced its first equity investment in 2023 that will provide affordable, workforce housing and a grocery store for residents in Troy, NY. The Flanigan Square Transformation Project is an approximately $75 million socially impactful, environmentally conscious, transit-oriented and community-informed master plan, located at the 500 block of River Street along the Hudson River waterfront in the historically underinvested North Central neighborhood of Troy. The NBT CEI-Boulos Impact Fund made a $3.84 million equity investment for a majority ownership stake in two of the three components of the project.
The NBT CEI-Boulos Impact Fund, LLC launched in 2022, is a $10 million real estate equity investment fund with NBT Bank as the sole investor. The fund is designed to support low- and moderate-income individuals and communities through investments in high-impact, community-supported, commercial real estate projects located within NBT Bank’s Community Reinvestment Act assessment areas in New York. A Social Impact Advisory Board was also appointed to review proposed investments based on each project’s social and environmental impact, alignment with community needs and community support. Areas of the fund’s targeted impact include: projects that support job creation; affordable and workforce housing; Main Street revitalization/historic preservation developments that do not contribute to displacement; developments that serve nonprofit organizations; and environmentally sustainable real estate developments.
We are also committed to helping the individuals in our communities develop their financial health. The Company offers a comprehensive array of financial products and services for consumers and businesses with options that are beneficial to unbanked and underbanked individuals. Deposit accounts include low balance savings and checking options that feature minimal or no monthly service fees, provide assistance rebuilding positive deposit relationships, and assistance for those just starting a new banking relationship. The NBT iSelect Account was introduced in 2021 and certified as meeting the Bank On National Account Standards for 2021-2022, 2023-2024 and again for 2024-2025. Over 11,000 NBT iSelect Accounts have been opened. These accounts feature no monthly charges for maintenance, inactivity or dormancy, no overdraft fees and no minimum balance requirement. An enhanced digital banking platform incorporates ready access through online and mobile services to current credit score information and a personal financial management tool for budget and expense tracking.
The Company is focused on making home ownership accessible to everyone in the communities we serve. Our suite of home lending products features innovative and flexible options, including government guaranteed programs like Federal Housing Administration, USDA Rural Housing Program and U.S. Department of Veterans Affairs loans. In addition, we have many internally developed offerings, including our Habitat for Humanity, Home in the City, Portfolio Housing Agency and Portfolio 97 programs. Our home lending team includes affordable housing loan originators, and we maintain longstanding relationships with affordable housing agency partners across our banking footprint that offer first-time homebuyer education programs and assistance with down payments and closing costs.
Social – Commitment to Our People
The Company’s diversity, equity and inclusion (“DEI”) strategy aims to enhance diversity within our organization, making us more innovative and effective at meeting the needs of our customers and the communities we serve. The Company utilizes a variety of approaches to maximize diversity within each pool of candidates through both internal
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and external recruitment practices. It is the Company’s belief that these efforts will provide equitable opportunities and contribute to improved products and services, better customer engagement and, ultimately enhanced stockholder return.
Both grassroots and executive sponsored strategies continue to be critical to our DEI initiatives. Executive sponsored strategies support leadership opportunities with cross functional/geographic teams and panel discussions for employees and our communities hosted by our affinity group, NBT Empowerment, in support of women’s empowerment and being your authentic self. We have philanthropic goals to support our communities and, in 2023, we established a specific budget for DEI-related contributions. We supported our communities with financial contributions for the first Pride festival in Chenango County, a black baseball exhibit at the Cooperstown Baseball Hall of Fame. We made our second contribution in a five-year commitment supporting a LGBTQ+ youth community center in Maine. Our DEI Inclusion Roundtable supports grassroots efforts focusing on raising awareness of various cultural and diverse interests. NBT Communities is an internal social media forum where employees with similar interests across the footprint can connect and get to know each other around a variety of topics.
The Company has a DEI steering committee comprised of members of the executive team, including the Chief Executive Officer. The DEI plan is shared with the Board, management, and employees, who are often included in implementing specific action items.
More information can be located on the Company’s website at https://www.nbtbank.com/about-us/Diversity-and-Inclusion/.
The Company’s focus on investing in our people includes key initiatives to attract, develop and retain our valued employees. Talent acquisition and more importantly, retention, continue to be top priorities, especially in the post-pandemic environment, and considering the current challenges in the labor market. An Employee Referral Program was implemented in the third quarter of 2022. In 2023, 84 qualified referrals were made by employees, equating to 28% of the total new employees hired. 88% of referred employees continue to be employed.
The Company offers total rewards that address employees at various stages of their personal lives and careers, including financial wellness programs, undergraduate and graduate tuition, paid parental leave, more flexibility in work schedules, paid leave benefits and a retirement transition option. The Company’s incentive programs recognize employees at all levels and are designed to motivate employees to support the achievement of company success, with appropriate risk assessment and prevention measures designed to prevent fraud.
While our employee retention rate remains consistently high, we continue to place significant effort toward retaining our valued employees with career planning conversations, an on-going coaching process, goal setting, individual development plans and enhanced communications all play a part in employee satisfaction. In the first quarter of 2024, we administered our Employee Engagement Survey. The results from the survey will be used to define specific initiatives to enhance engagement around the organization including clarity with respect to our business strategies, decision making and corporate led development.
The Company’s main priority is to attract and retain top talent by encouraging and promoting internal development. All employees have access to the LinkedIn Learning Library, which is intended to make learning and development accessible in a concise, easily consumable format that enables employees to get the development they need to achieve individual career aspirations. Currently 80% of our employees are active in the learning library and are taking full advantage of this resources.
In addition to the library, there are distinct training and development programs strategically designed to attract top talent early in their careers and to further foster the growth and retention of our high potential and emerging leaders. These programs have been designed to meet the objectives outlined in our succession plan. Our Management Development Program aims to attract diverse talent, primarily college seniors by offering accelerated career advancement and mentoring with senior executives. The Company also offers two programs designed for high potential employees, one for employees with prior professional experience and another one targeted to our more experienced employees with direct leadership responsibility. Both programs include a mentor, a coach, 360-degree feedback, individual development plans, presentation skill development and increased visibility to executive leadership. The programs accommodate delivery in both remote and in person learning environments, made possible by utilizing our Microsoft Teams technology which was implemented across the Company to strengthen internal
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communications, collaboration, and talent development. To support career development, we employ an internal career manager to work as a liaison with employees and managers. The Company also has a robust annual talent review and succession planning process that includes the Board and senior management.
Governance
We are dedicated to being a financial industry leader in corporate governance and business ethics. The Company’s Board is composed of individuals with diverse professional and business experience. All of our directors, other than Messrs. Watt and Cantele, are independent. They all share a commitment to fostering an effective risk environment coupled with a strong internal audit structure. Their unwavering commitment protects our clients, stockholders and reputation. Our Code of Ethics reflects the Company’s expectation for the conduct of our directors, officers and employees. Through recurring training and disclosures, as well as periodic communication related to specific topics, the Company maintains the highest level of ethical conduct.
Our Board believes that a fully engaged Board is a strategic asset of the Company, and that knowledgeable and fresh viewpoints and perspectives are important for informed decision-making. The Board regularly evaluates whether it collectively has the right mix of skills, experience, attributes and diverse viewpoints necessary for it to drive stockholder value. The results of this evaluation are used to help identify the desirable skills for potential Board nominees and to screen director candidates. In the past four years, the Board has nominated four new directors to the Board, three of them diverse. The Board will continue to seek and recruit highly talented and diverse director candidates in the future, as we expect several Board positions will become available through natural refreshment due to the Company’s age of 72 retirement standard.
In addition to the foregoing commitments, our Board believes in strong governance practices, including:
•	A non-classified Board with annual director elections;
•	Maintenance of independent committees of the Board with independent chairs and an independent Lead Director;
•	Regular executive sessions of the Board, independent of management; and
•	Meaningful stock ownership guidelines for directors.
Finally, our Board understands the importance of aligning compensation with performance. Our compensation philosophy and programs for executives are balanced and risk-appropriate, demonstrate long-term alignment with sustained performance and stockholder interests and provide a competitive and effective program to attract, motivate and retain the best talent.
Policies on Recovery of Awards
Incentive Compensation Recovery Policy
In accordance with Nasdaq Listing Rule 5608, Section 10D of the Securities Exchange Act of 1934, as amended (the “Act”), and Rule 10D-1(b)(1) as promulgated under the Act, the Company adopted the NBT Bancorp Inc. Incentive Compensation Recovery Policy (the “Policy”) in November 2023, which states that, in the event that the Company is required to prepare an Accounting Restatement, subject to certain exceptions, the Company shall recover, reasonably promptly, the Excess Incentive Compensation received by any Covered Executive. The term “Accounting Restatement” means an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to such financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. “Excess Incentive Compensation” means the amount by which the Incentive Compensation received by any Covered Executive exceeds the amount of Incentive Compensation that would have been received based on the restated financial results.
Incentive Compensation that is subject to recovery includes that which was received during the three completed fiscal years preceding the earlier of the date on which the Board or management concludes, or reasonably should have concluded, that the Company is required to prepare an Accounting Restatement; or the date that the Company is compelled by a court, regulator, or other legally authorized body to prepare an Accounting Restatement. For the
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Corporate Governance
purposes of this policy “Covered Executive” includes the Company’s Chief Executive Officer, President, Chief Financial Officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division, or function, any other officer of the Company or its subsidiaries who performs a policy-making function for the Company, any other person who performs similar policy-making functions for the Company, and any other employee of the Company or its subsidiaries who may from time to time be deemed subject to the policy. “Incentive Compensation” means any cash or equity compensation provided by the Company, its subsidiaries or its affiliates that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. A “financial reporting measure” is any measure that is determined in accordance with the accounting principles used in preparing the Company’s financial statements and any measure derived wholly or in part from such a measure, or the Company’s stock price and/or total shareholder return.
The Company is not required to recover Excess Incentive Compensation if either the expense of recovery would exceed the recovery or recovery would cause a tax-qualified retirement plan maintained by the Company to lose its tax-qualification status. Recovery of Excess Incentive Compensation can be achieved by a variety of means, as determined by the Company, including direct reimbursement, forfeiture of awards, offsets against other payments, and forfeiture of deferred compensation (subject to compliance with Section 409A of the Internal Revenue Code). If the Company cannot determine the amount of excess Incentive Compensation received by a Covered Executive directly from the information in the Accounting Restatement, then it shall make its determination based on its reasonable estimate of the effect of the Accounting Restatement. The Company is also prohibited from indemnifying any Covered Executive against, or paying the premiums for any insurance policy to cover, any amounts recovered under this Policy or any expenses that a Covered Executive incurs in opposing recovery efforts undertaken pursuant to the Policy. The Policy is binding and enforceable against all Covered Executives and their successors, beneficiaries, heirs, executors, administrators, or other legal representatives.
Supplemental Incentive Compensation Recovery Policy
In addition to the Incentive Compensation Recovery Policy, the Company adopted a Supplemental Incentive Compensation Recovery Policy (the “Supplemental Policy”) in November 2023. Capitalized terms used in the Supplemental Policy have the meaning assigned to such terms in the Policy. Pursuant to the Supplemental Policy, if the Company is required to prepare an Accounting Restatement as a result of misconduct with regard to any financial reporting requirement under the securities laws, the Company shall recover the Excess Incentive Compensation received by any employee not otherwise subject to the Policy who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct. Excess Incentive Compensation that is eligible for recovery under the policy is that received during the three completed fiscal years preceding the earlier of the date on which the Board or management concludes, or reasonably should have concluded, that the Company is required to prepare an Accounting Restatement; or the date that the Company is compelled by a court, regulator, or other legally authorized body to prepare an Accounting Restatement.
In addition, the Company’s Compensation and Benefits Committee may specify in an award that a grantee's rights, payments, and benefits with respect to the award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the grantee’s provision of services to the Company, violation of material Company policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the grantee, or other conduct by the grantee that is detrimental to the business or reputation of the Company. These provisions will generally be limited to a three-year look-back from the occurrence of the event that gives rise to the forfeiture.
Director Compensation
A compensation analysis, including a peer comparison, was completed in 2023. The goal of the study was to evaluate our director’s compensation against our peer group to ensure the Company’s compensation practices for our directors is consistent with banks our size and within our similar markets. The analysis identified current trends and levels of director fees. The Board based on the recommendation of the Compensation and Benefits Committee with input from its independent compensation consultant eliminated the per meeting fees and implemented a retainer-based compensation structure by introducing a committee member retainer. In addition, the vesting time period for
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Corporate Governance
restricted stock units was changed from a three-year vesting period to a one-year vesting period to be more in alignment with the annual election period for the members of the Board. The peer group methodology used in the director compensation analysis was consistent with the Company’s methodology as outlined herein.
Set forth below is the fee schedule for non-executive directors as of December 31, 2023:
Annual Retainer Fees	Cash	Restricted Stock Units
Chair:
NBT Bancorp Inc. Board	$64,500	$20,500
NBT Bank, N.A. Board	$64,500	$20,500
Audit Committee	$15,000	$—
Risk Management Committee	$15,000	$—
All Other Committees	$10,000	$—
Member:
NBT Bancorp Inc. Board	$37,000	$20,500
NBT Bank, N.A. Board	$37,000	$20,500
Committee Member Retainer:
Audit and Risk Committees	$7,500	$—
All Other Committees	$5,000	$—
The restricted stock unit awards in 2023 were issued pursuant to the 2018 Plan. The restricted stock units awarded to the non-employee directors vest 100% one year after the grant date.
Director Compensation Table
Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2) (3)	All Other Compensation ($) (4)	Total ($)
Johanna R. Ames	107,900	39,600	1,714	149,214
J. David Brown	101,700	39,600	—	141,300
Timothy E. Delaney	105,500	39,600	827	145,927
Martin A. Dietrich	155,500	39,600	11,692	206,792
James H. Douglas (5)	100,500	39,600	—	140,100
Heidi M. Hoeller	102,900	39,600	—	142,500
Andrew S. Kowalczyk III	107,900	39,600	5,380	152,880
V. Daniel Robinson II	104,300	39,600	—	143,900
Matthew J. Salanger	120,300	39,600	1,253	161,153
Joseph A. Santangelo (6)	9,000	—	12,176	21,176
Lowell A. Seifter	111,700	39,600	4,253	155,553
Jack H. Webb	110,500	39,600	4,534	154,634
(1)	Includes all fees earned during the fiscal year, whether such fees were paid currently or deferred.
(2)
These amounts reflect the aggregate grant date fair value of restricted stock unit awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The director restricted stock unit awards granted for fiscal year ending December 31, 2023, were issued as of May 16, 2023, and the per share fair market value was $31.68. Assumptions used in the calculation of these amounts are materially consistent with those that are included in footnote 13 to the Company’s audited consolidated financial statements contained in its Annual Report on Form 10-K.

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Corporate Governance
(3)	The aggregate number of outstanding awards as of December 31, 2023, is as follows:
Name	Unvested Restricted Stock Units
Johanna R. Ames	2,291
J. David Brown	2,291
Timothy E. Delaney	2,291
Martin A. Dietrich	2,291
James H. Douglas	2,291
Heidi M. Hoeller	2,143
Andrew S. Kowalczyk III	2,291
V. Daniel Robinson II	2,291
Matthew J. Salanger	2,291
Lowell A. Seifter	2,291
Jack H. Webb	2,291
(4)
All other compensation includes: cash dividends received on restricted stock and deferred stock granted pursuant to the Non-Employee Directors’ Restricted and Deferred Stock Plan and the Omnibus Plans for all non-employee directors totaling $41,829. Mr. Dietrich’s all other compensation also includes amounts earned as an employee of the Company prior to retirement as follows: $7,020 in health and life insurance premiums and $4,673 for the value of split dollar life insurance premiums paid.

(5)	Mr. Douglas will retire as a director upon the expiration of his term at the 2024 Annual Meeting.
(6)	Mr. Santangelo retired as director upon the expiration of his term at the 2023 Annual Meeting.
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Compensation Discussion and Analysis
Compensation Discussion and Analysis
This section discusses the Company’s executive compensation philosophy, guidelines and programs and the material factors affecting the Company’s decisions regarding the compensation of its named executive officers (“NEOs”). This information is presented to give our stockholders a clear and comprehensive picture of the Company’s executive compensation program and its individual components. It also describes the process followed by the Compensation and Benefits Committee (the “Committee”) for making compensation decisions, as well as its rationale for specific decisions related to 2023.
Named Executive Officers of NBT Bancorp Inc.
The following table sets forth certain information for the Named Executive Officers (“NEOs”) of the Company in 2023.
Name	Age at December 31, 2023	Positions Held with NBT and NBT Bank
John H. Watt, Jr.	65	President and Chief Executive Officer
Scott A. Kingsley	59	Executive Vice President and Chief Financial Officer
Joseph R. Stagliano	55	Executive Vice President, President of Retail Community Banking and Chief Information Officer
Ruth H. Mahoney	56	Executive Vice President, President of Wealth Management and Regional President for the Capital District, North Country and Hudson Valley
M. Randolph Sparks	65	Executive Vice President, General Counsel, Corporate Secretary and Chief Ethics Officer
Biographical information regarding the NEOs is set forth below. Information regarding Messrs. Watt and Kingsley can be found under the section Board Nominees for 2024 found herein.
Joseph R. Stagliano joined the Company in 1999. He has over thirty years of experience in the financial services industry. He oversees the Company’s Information Technology, Operations and Retail Banking Divisions. Mr. Stagliano was promoted to Chief Information Officer and joined the Company’s Executive Management Team in 2006 after holding several leadership positions in Operations. In 2016, he assumed responsibility for Retail Banking and Business Banking, in addition to his duties as Chief Information Officer. In 2018, Mr. Stagliano was named President of Community Retail Banking. Prior to joining NBT, Mr. Stagliano was employed by MetLife and advanced to leadership roles in call center operations during his tenure there. Mr. Stagliano holds a Bachelor’s degree in business and public management from SUNY Polytechnic Institute, formerly the State University of New York Institute of Technology in Utica and is a graduate of the Columbia Business School Executive Education Program. Mr. Stagliano is the chair of the UHS Chenango Memorial Hospital board and is a board member of United Health Service, Inc. and Norwich Building Tomorrow Foundation, Inc. He is a past member of the board of education for the Norwich City School District.
Ruth H. Mahoney joined the Company in 2021 as President of Wealth Management. In 2022, she assumed the additional role of Regional President for the Capital District and North Country and added Hudson Valley in 2023 with the acquisition of Salisbury Bank. Prior to joining the Company, Ms. Mahoney held various positions at KeyBank, including Capital Region Market President, Hudson Valley/Metro NY Region Market President, Regional Retail Executive and Private Bank Executive. Ms. Mahoney earned her Bachelor’s degree in Business Administration and Marketing from Marist College. She is Co-Chair of the Regional Economic Council, a board member of Albany Medical Center, a trustee for the New York State Teacher’s Retirement System and a board member of New York State Bankers Association.
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Compensation Discussion and Analysis
M. Randolph Sparks became EVP, General Counsel and Corporate Secretary of the Company in 2022 and took on the added role of Chief Ethics Officer in 2023. Mr. Sparks has extensive experience in legal executive roles at both large and midsize banks. He previously served as General Counsel and Corporate Secretary for MidFirst Bank, a full-service consumer and commercial bank based in Oklahoma City, Oklahoma with approximately $37 billion in assets. Prior to joining MidFirst, Mr. Sparks was with Bank of America for 16 years where he held the position of Chief Counsel and Managing Director, Global Transaction Services. He also represented banks and other financial institutions in private practice for several years in Chicago. Prior to embarking on his legal career, Mr. Sparks began his banking career at Mercantile Bank in St. Louis, where he completed its management development program and became a Correspondent Banking Analyst. He also worked as a commercial lender for Landmark Bank before joining Freddie Mac as a financial analyst. Mr. Sparks earned his Juris Doctor from DePaul University College of Law. He also holds a Master of Business Administration from St. Louis University and a Bachelor of Arts in Accounting from Westminster College.
Executive Summary
The Company has a strong pay for performance culture. Our executive compensation programs are designed to reward the NEOs for making decisions that lead to consistently favorable financial performance and value creation for our stockholders. In 2023, the Committee refined the executive compensation programs considering evolving business strategies as well as emerging market and best practice considerations. The following summarizes key changes made to the incentive programs.
Program	Changes
Short-Term Cash Incentive Compensation	Moved from a program with a single metric to a scorecard approach with multiple metrics, including both quantitative and qualitative measures
Long-Term Equity-Based Incentive Compensation
Performance measurement period changed from one year to three years

Focus on two key shareholder-aligned metrics, ROATCE and TSR, rather than five metrics: ROAA, ROATCE, NIM, NPAs and Efficiency Ratio

Measure performance on a relative basis only Performance comparator group changed from a smaller compensation peer group to broader comparator group

Refine relative performance goals from rank to percent rank

2023 Business Highlights
The following highlights demonstrate the Company’s financial performance during 2023.
•
Reported net income of $119 million or $2.65 diluted earnings per share. The Company’s full year results reflect the consistent dedication to improving our traditional banking franchise while growing diversified revenue sources. In a year characterized by unprecedented market volatility, the Company had loan and deposit growth, maintained strong asset quality, improved our capital position and completed the high-value acquisition of Salisbury.

•
Operating net income(1), a non-GAAP measure, which excludes the impact of acquisition expenses, acquisition-related provision for credit losses, securities (losses) gains and an impairment of a minority interest equity investment, the Company generated $3.23 per diluted share of earnings in 2023, compared to $3.56 per diluted share in 2022.

•
In August 2023, the Company successfully completed its acquisition of Salisbury adding $1.18 billion in loans, $1.31 billion in deposits and 13 banking offices in northwestern Connecticut, southeastern Massachusetts and New York’s Hudson Valley.

•
Net interest income increased $16.0 million, or 4.4%, compared to 2022 primarily due to the impact of the Salisbury acquisition. Net interest margin on a fully tax equivalent basis was 3.29% for the year ended December 31, 2023, a decrease of 5 basis points from 2022. The Company’s earnings, along with other financial services companies, was significantly impacted by the volatility of interest rates including the rapid increase in

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Compensation Discussion and Analysis
short-term rates in 2022, which resulted in an inverted yield curve throughout 2023. Additionally, three regional bank failures in the first quarter of 2023 resulted in heightened competition for balance sheet liquidity, which resulted in increased cost of funding hampering earnings.
•
Card services income decreased $8.2 million from the prior year due to the full year impact of the Company being subject to the statutory price cap provisions of the Durbin Amendment to the Dodd Frank Act (“Durbin Amendment”)

(1)	For a reconciliation of operating net income to the most comparable GAAP measure, please refer to Appendix A of this Proxy Statement.
Below is a summary of key financial metrics and results for 2023. Refer to the “Pay for Performance” section herein for a summary of our pay for performance analysis.
Performance Metric	2023
Net Income ($ Millions)	$118.8
Diluted Earnings Per Share	$2.65
Operating Net Income ($ Millions)[1]	$144.7
Operating Earnings Per Diluted Share[1]	$3.23
Return on Average Assets (“ROAA”)	0.95%
Return on Average Equity	9.34%
Return on Average Tangible Common Equity (“ROATCE”) [1]	13.02%
Nonperforming Assets (“NPA”) to Total Assets	0.28%
(1)	For a reconciliation of operating net income, operating earnings per share and ROATCE to the most comparable GAAP measure, please refer to Appendix A of this Proxy Statement.
What Guides Our Program
Overview
The Committee has adopted a formal Executive Officer Compensation Philosophy to guide compensation decisions. At the heart of this is a belief in a strong pay for performance culture and long-term stockholder value creation. Our compensation program is designed to be competitive with comparably sized financial institutions and rewards executives for strong performance results. The Committee regularly evaluates the compensation components to ensure that the NEOs’ compensation remains competitive and aligned with Company performance.
The primary objectives of the Company’s executive compensation program are to:
•	Attract and retain talented senior executives;
•	Align executive compensation with our overall business strategies, values and stockholder interests; and
•	Motivate senior executives by rewarding them for outstanding corporate and individual performance.
The following guiding principles are at the core of the Company’s executive compensation program. Executive compensation should be:
•	Closely aligned with both short-term and long-term stockholder interests;
•	Appropriately balanced to reflect performance related to the achievement of corporate and individual goals;
•	Designed to encourage senior executives to build and maintain significant equity investments in the Company; and
•	Determined by a committee composed entirely of independent directors having sufficient resources to do its job, including access to independent, qualified experts.
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Compensation Discussion and Analysis
Compensation Governance Practices
The Company recognizes and rewards results that are consistent with its strategy and business objectives.
Executives should balance potential outcomes with appropriate risk-taking. Executives must comply with Company risk policies and control mechanisms.
It is expected that executives act in a manner consistent with the highest ethical standards. The Company has incorporated this thinking into all compensation programs, practices and policies. Results obtained through tactics that are deceptive or are inconsistent with our values and culture are not rewarded and are subject to penalties including, but not limited to, compensation recovery (including the Incentive Compensation Recovery Policy and Supplemental Incentive Compensation Recovery Policy approved in November 2023), discretionary downward adjustments to incentive compensation, employment decisions and disciplinary actions.
Executives are also subject to clawbacks in cases of fraud, errors/omissions and improper risk-taking for material adverse outcomes in the years following incentive compensation payouts.
The Company’s policies and practices promote strong compensation governance by:
•	Linking a significant portion of compensation to performance through the use of short-term (cash) and long-term (equity) compensation to encourage both proactivity and long-term sustainability.
•	Employing a variety of performance metrics to fully assess performance and mitigate excessive risk.
•
Building in appropriate levels of negative discretion to adjust incentive payouts if results are not aligned with credit quality, regulatory compliance or leading indicators of future financial results. Positive discretion is permitted under special circumstances.

•	Assessing fairness of pay by analyzing the CEO pay ratio and pay equity for women and underrepresented groups. There is a formal commitment to increase Board and management diversity.
•	Requiring that the executive inherently believe in, and visibly exhibit, the Company’s values and commitment to diversity and inclusion.
•	Using equity incentives to promote total return to stockholders, long-term performance and executive retention.
•	Utilizing an independent compensation consultant who advises and reports directly to the Committee.
•	Prohibiting hedging and pledging of Company stock.
•	Requiring meaningful stock ownership from our executive officers.
•	Including clawback policies applicable to incentive and equity compensation.
While we have an obligation to protect stockholder interests, we are also accountable to other key stakeholders including our employees, customers and community. Our compensation programs, practices and policies recognize this responsibility.
Our Compensation Components
Factors such as performance, knowledge, skills and experience play a role in compensation decision-making for individual executives. Discretionary factors are also considered when making appropriate compensation decisions using a balanced and holistic approach. It is strongly believed that executive performance should be considered in tandem with our values. These include Customer Focus, Integrity, Accountability, Teamwork, Positive Attitude, Mutual Respect and Community Involvement.
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Compensation Discussion and Analysis
The Company’s compensation program centers on Total Direct Compensation (“TDC”), which is the sum of base salary, short-term incentives and long-term equity-based incentives. Our TDC is weighted heavily toward rewarding results, with a substantial portion “at risk” and performance-based. The following table shows the principal components of TDC, each one contributing to the accomplishment of our compensation program goals:
Compensation Component	Description	Purpose
Base Salary	Pay to recognize executive’s role, responsibilities, skills, experience, individual achievements and Company performance.	To provide competitive and fair fixed compensation.
Short-Term Cash Incentive Compensation	Annual cash rewards for achievements approved on a balanced scorecard of multiple metrics and individual goals.	To provide market competitive compensation. To motivate and reward executives for achieving annual Company, department and individual goals which support our long-term strategic plan.
Long-Term Equity-Based Incentive Compensation
Performance-based restricted stock units that vest based on future performance.

Time-vesting restricted stock units granted based on individual performance and earned over a designated time-period.

Both allow for a reduction in the award based on an NEO’s individual performance.

To strengthen pay for performance alignment, a significant portion of equity awards is performance-based.

To align executive interests with long-term interests of the Company and stockholders, provide rewards for superior performance, encourage stock ownership and enhance our ability to retain our top talent.

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Compensation Discussion and Analysis

Our ability to attract and retain an exceptional leadership team also depends on having a full complement of compensation tools available to us and the flexibility to use them. This includes retirement and other limited benefits and perquisites, as well as the ability to leverage employment, change in control and severance agreements.
Compensation Component	Description	Purpose
Retirement Benefits
NEOs participate in Company-wide tax-qualified plans, including the Pension Plan (a defined benefit pension plan) and the 401(k) Plan & ESOP.

NEOs are eligible to receive a discretionary Company contribution to the deferred compensation plan based on Company and individual performance.

The CEO participates in a Supplemental Executive Retirement Plan (“SERP”).
To provide market-competitive and reasonable retirement benefits. To enhance the Company’s ability to attract and retain the executives.
Perquisites and Other Personal Benefits	Benefits may include automobiles, life and disability insurance, long-term care insurance and club dues. Eligibility for each perquisite varies depending on the position of the NEO.	To attract and retain superior executive employees and foster continuity in executive leadership.
Termination and Severance Pay	The NEOs have employment agreements providing post-termination severance compensation under certain scenarios, including a change in control.	To assist in attracting and retaining the NEOs and to minimize the impact on the executives when exploring or executing strategic change in control opportunities.
Risk Management
Risk management controls are developed to reduce the potential for imprudent risk taking. Controls are in place for the proper administration and oversight of the compensation programs.
All components of NBT’s executive incentive compensation plans include mechanisms through metric selection, discretion and/or plan design to adjust compensation payments for risk. Poor risk management practices and imprudent risk-taking will lead to an adverse impact on incentive compensation, such as reductions or loss of current and/or previously awarded incentive compensation.
The Committee involves the Company’s control functions (e.g., internal audit, risk and compliance) as well as outside advisors in its deliberations. Risk assessments of the Company’s compensation programs are conducted regularly.
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Compensation Discussion and Analysis
Regulatory Guidance
We operate within the rules, regulations and laws concerning compensation, employee rights and protections. Compensation programs, practices and policies are designed to promote the long-term sustainability of our Company, stockholders, employees and the communities we serve.
The Committee approves the compensation for “Named Executive Officers” as defined under SEC Item 402 of Regulation S-K.
Roles of the Committee, Management and Consultant
The Role of the Committee. The Committee operates under a written charter that establishes its responsibilities. A copy of the Committee charter can be found on the Company’s website at www.nbtbancorp.com/bn/corporate-governance.html. The Committee reviews the charter annually to ensure that the scope of the charter is consistent with the Committee’s expected role. Under the charter, the Committee is charged with general responsibility for the oversight and administration of the Company compensation program. The charter gives the Committee the responsibility for determining the compensation of the CEO based on the Committee’s evaluation of his performance. The Committee reviews and approves the CEO’s recommendations for the compensation of the remaining NEOs. The charter also authorizes the Committee to engage consultants and other professionals without management approval to the extent deemed necessary to discharge its responsibilities. The Committee utilizes a documented Compensation Philosophy as a roadmap in setting overall compensation, which is reviewed annually.
The Role of the CEO. The CEO does not provide recommendations concerning his own compensation, nor is he present when his compensation is discussed by the Committee. The Committee, with input from its independent compensation consultant, discusses the elements of his compensation in executive session and makes a recommendation to all of the non-management members of the Board for discussion and final approval. The CEO provides compensation recommendations for the other NEOs.
The Role of the Independent Consultant. The Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. The independent compensation consultant performs a competitive assessment of the Company’s executive compensation programs and a pay analysis. The annual executive compensation assessment includes, but is not limited to, an assessment of the Company’s compensation program compared to those of its peers, TDC opportunities, an assessment of the Company’s financial performance relative to its peers and a review of the alignment of pay and performance. The assessments provide the Committee with a broad array of information from which to evaluate the effectiveness of its compensation programs and serve as a foundation for compensation decisions.
In addition to providing annual assessments, the consultant advises the Committee on best practices in light of the changes in the banking and corporate regulatory environment and assists the Committee in designing compensation arrangements that reflect the Company’s compensation philosophy. While the Committee considers input from the consultant when making compensation decisions, the Committee’s final decisions reflect many factors and considerations.
Meridian Compensation Partners, LLC (“Meridian”) was engaged to serve as the Committee’s compensation consultant for 2022, 2023 and 2024 compensation decisions. Meridian reported directly to the Committee and did not provide any other services to the Company. The Committee has analyzed the work of Meridian and determined there were no conflicts of interest, taking into consideration the following factors, among others: (1) the provision of other services to the Company; (2) the amount of fees from the Company paid as a percentage of the firm’s total revenue; (3) internal policies and procedures within each consulting firm that are designed to prevent conflicts of interest; (4) any business or personal relationship of Meridian or the individual compensation advisors employed by each with an executive officer of the Company; (5) any business or personal relationship of the individual compensation advisors with any member of the Committee; and (6) any stock of the Company owned by the firms or the individual compensation advisors employed.
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Compensation Discussion and Analysis
Benchmarking
The compensation review process entailed the use of survey data and peer group information prepared and presented by the consultant. The peer group used as reference for 2023 TDC and financial performance comparisons consists of community-based banking organizations with assets between $5 billion and $20 billion (approximately 0.5x – 2x the Company’s asset size), operating in a market similar to the Company’s and competing for comparable executive talent. The peer group utilized for the 2023 pay analysis consisted of the following companies.
Berkshire Hills Bancorp, Inc.	First Merchants Corporation	Park National Corporation
Brookline Bancorp, Inc.	Heartland Financial USA, Inc.	Premier Financial Corp.
Community Bank System, Inc.	Independent Bank Corp.	Provident Financial Services, Inc.
Customers Bancorp, Inc.	Merchants Bancorp	S&T Bancorp, Inc.
First Busey Corporation	Northwest Bancshares, Inc.	Tompkins Financial Corporation
First Commonwealth Financial Corporation	Ocean First Financial Corp.	WesBanco, Inc.
First Financial Bancorp.
The Committee generally sets target TDC, which reflects base salary, short-term incentives and long-term incentives that are commensurate with market median (or practice) for each individual’s role. After reviewing the benchmark study, the Committee determined the TDC targets are appropriate and consistent with this approach. It is important to note that this market data was not the sole determinant in setting executive pay levels. The Committee also considers corporate and individual performance, the nature of an individual’s role within the Company, as well as his or her experience and contributions to his or her current role when making its compensation-related decisions.
Pay for Performance
At the request of the Committee, the consultant conducts regular analyses to monitor pay and performance alignment (both financial and operational) resulting from its pay decisions for the CEO. The goal is to use this information as a reference for assessing the effectiveness of the pay programs and pay decisions. The consultant analyzes the realizable pay against an array of performance metrics. Realizable pay is defined as the current value of compensation granted during the measurement period including annual cash salary paid, annual short-term incentive payments, current value of time-based equity granted and current value of long-term performance equity awards.
It is the Committee’s philosophy to reward the CEO for operational excellence. Operational excellence is achieved by selecting a composite of key financial metrics which define management’s strategic objectives. They are tied, for the most part, to the primary performance metrics used in the short and long-term incentive plans. The Committee reviews these regularly in light of the Company’s financial performance. The 2023 study revealed that realizable pay of the Company’s CEO is aligned with operational performance for both the one-year and three-year performance periods using key metrics (normalized diluted EPS growth, ROAA, ROATCE, NPA/Total Assets, Efficiency Ratio, TSR and Net Interest Margin).
Say-on-Pay and Say-on-Frequency Results
The annual advisory vote on executive compensation (“Say-on-Pay”) was strongly endorsed at NBT’s 2023 annual meeting of stockholders, with 95.8% of stockholders voting in favor. The Committee considered the results of the prior Say-on-Pay vote and feedback from stockholders, including other factors discussed in this CD&A, when determining 2023 executive compensation.
Based on the results of the most recent non-binding stockholder advisory vote on the frequency of stockholder votes on executive compensation, the Committee and the Board determined that a stockholder advisory vote on executive compensation will take place every year, until and unless stockholders vote to hold such an advisory vote with a different frequency, at which time the Board will carefully consider the stockholder vote resulting from the proposal and continue to evaluate the options for how frequently it holds “Say-on-Pay” votes.
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Compensation Discussion and Analysis
2023 Compensation Decisions
Base Salary
The Committee reviews executive base salaries annually. Base salary is the only fixed portion of compensation for salaried employees of the Company, including the NEOs. The Company has entered into employment agreements with each NEO providing for a minimum base salary, subject to annual adjustments upon the Committee’s approval.
In 2023, the Committee determined the base salaries of the NEOs based on the Company’s guiding principles and the competitive market. Mr. Watt received a 3% salary increase and Messrs. Kingsley, Stagliano and Sparks and Ms. Mahoney each received a 2.5% salary increase in order to maintain market-competitive base salaries and recognize their performance and contributions. The Committee’s recommendations were in line with the results of the compensation analysis. Below are the base salaries for the NEOs for 2023.
Named Executive Officer	January 1, 2023 Base Salary	2023 Base Salary Increase
John H. Watt, Jr.	$ 860,000	3.0%
Scott A. Kingsley	$525,313	2.5%
Joseph R. Stagliano	$450,108	2.5%
Ruth H. Mahoney	$414,997	2.5%
M. Randolph Sparks	$408,975	2.5%
Variable Compensation
In addition to fixed base salaries, the Company provides cash and equity-based incentive compensation. Incentive compensation varies in amount depending on the factors discussed below and is designed to promote superior performance and achievement of corporate goals, to encourage the growth of stockholder value, and to share the long-term growth and profitability of the Company with key employees.
Executive Incentive Compensation Plan (“EICP”)
The EICP is a short-term cash incentive plan that directly ties annual cash awards to the Company’s performance as measured by predefined performance objectives. The EICP target opportunities are defined as a percentage of base salary with payouts considering a combination of corporate performance goals and individual performance objectives reflecting each executive’s role and responsibilities. No awards will be paid to any executives if the composite performance score is less than 50%. When determining the payouts under the EICP, the Committee may objectively adjust the reported performance results considering any of the following events that occur during a performance period: (1) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (2) any reorganization and restructuring programs, (3) acquisitions or divestitures activity and related expenses and (4) other unusual or unplanned events.
The Committee set the incentive opportunities for each NEO to provide market-competitive total direct compensation and to retain and attract executive talent.
Named Executive Officer	2023 Target EICP (% of Base Salary)
John H. Watt, Jr.	75%
Scott A. Kingsley	45%
Joseph R. Stagliano	45%
Ruth H. Mahoney	45%
M. Randolph Sparks	45%
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Compensation Discussion and Analysis
2023 Goals and Performance
At the beginning of each year, the Committee determines the performance metrics and goals under the EICP. The Committee considers the Company’s strategic plan, current interest rate environment and macroeconomic conditions when selecting the performance metrics and goals. The incentive metrics are selected within a context of a long-term objective of building stockholder value and discouraging undue risk taking for short-term gains.
In 2022, the Committee reviewed the EICP plan design and refined the performance metrics for 2023, implementing a scorecard approach including multiple metrics while keeping EPS as the most prominent metric.
Metric	Weight	Threshold (50%)	Target (100%)	Maximum (150%)	Actual Achievement in 2023	Weighted Attainment Percentage in 2023
EPS	50%	$3.40	$3.65	$3.90	$2.65	—%
Loan Growth	10%	2.8%	4.0%	5.3%	3.9%	9.7%
Deposit Growth	10%	2.5%	3.8%	5.0%	1.8%	—%
Net Charge-off Ratio	10%	0.41%	0.28%	0.16%	0.19%	13.8%
Efficiency Ratio	10%	59.4%	58.1%	56.9%	60.4%	—%
Strategic Goals	10%	Successful consummation of the Salisbury merger including timely regulatory filings, core system conversion, rebranding and cost-savings achievement			Near Maximum	14.5%
Total	100%	50% Composite Threshold				38.0%
In addition to corporate performance, the Committee considers individual performance objectives when approving the overall payout for each of the NEOs. The Committee sets the individual performance objectives for the CEO. The CEO provides input for the individual performance objectives for the other NEOs. Each NEO has several individual performance objectives that are tied to both the NEO’s respective corporate responsibilities and the Company’s overall strategic plan. Objectives more critical to the Company are given more significant weight than other objectives. The calculated payout level based on the scorecard performance is subject to reduction based upon each NEO’s individual performance objectives with the maximum possible reduction being 100% of the award otherwise payable.
Payout
For 2023, the composite threshold of 50% on the scorecard was not met, and therefore, no short-term incentive compensation was earned.
Named Executive Officer	2023 Target Incentive ($)	Actual Performance Achievement	2023 Incentive Earned ($)
John H. Watt, Jr.	$ 645,000	Below composite threshold	$—
Scott A. Kingsley	$236,391	Below composite threshold	$—
Joseph R. Stagliano	$202,549	Below composite threshold	$—
Ruth H. Mahoney	$186,749	Below composite threshold	$—
M. Randolph Sparks	$184,039	Below composite threshold	$—
37

Compensation Discussion and Analysis
Long-Term Incentive Awards
2023 Executive Long-Term Incentive and Retention Equity Awards
In 2022, the committee initiated a comprehensive review of the Long-Term Incentive Plan (“LTIP”) design for the 2023 – 2025 performance period, including a review of market competitive practices. Based on the review and subsequent discussions, the committee refined the program to change the metrics, relative comparators, and the measurement period. The following provides an overview of the key features of the 2023 LTIP.
Feature	2023 – 2025 LTIP
Long-term Incentive Mix (no change)
Performance Units (50% of target award): Vest based on the Company’s achievement of specific performance goals established on the grant date (the outcome of which is substantially uncertain on such date) over a three-year performance period; and

Retention Units (50% of target award): Time-based Restricted Stock Units subject to a five-year vesting schedule.

Vesting (no change)	Performance Units: 3-year cliff vesting. Retention Units: 5-year ratable vesting.
Performance Measurement Period	Changed from two annual measurements based on relative performance to 3-year relative performance.
Metrics	Changed from a composite of financial metrics (ROA, ROATCE, NIM, NPAs, and Efficiency Ratio) to two key shareholder aligned metrics: 3-year average ROATCE and 3-year relative TSR.
Performance Comparison Group
Changed from the compensation peer group to a broader industry comparator group for a larger sample size. Performance comparison group consists of 37 banks with assets between $7.5 billion and $30 billion and headquarters located in the Mid-Atlantic and Northeast regions of the United States.

Payout Ranges and Goals
Payout ranges, 50% - 150% of the target remained the same, but performance goals were changed from a rank approach to percentile ranks to reflect the larger sample size of the performance comparison group.

In March 2023, the Committee granted each NEO Long-Term Incentive and Retention Equity Awards under the 2018 Plan. The long-term incentive awards are generally granted at the target level but can vary from target values to reflect corporate and individual performance and unique circumstances. LTI awards (in the form of restricted stock units) are long-term, equity-based incentives that link executive compensation to the Company’s profitability and stockholder value.
Each participant has a target opportunity, defined as a percentage of base salary, which may be reduced by individual factors. The following awards were granted in 2023:
Named Executive Officer	Target Opportunity (% of Salary)	Retention Units	Performance Units
John H. Watt, Jr.	90%	11,121	11,121
Scott A. Kingsley	55%	4,151	4,151
Joseph R. Stagliano	55%	3,379	3,379
Ruth H. Mahoney	55%	2,951	2,951
M. Randolph Sparks	55%	3,232	3,232
The number of units granted is based on the closing price of the Company’s common stock on the date of the grant. No dividends or dividend equivalents are currently paid on any unvested awards. At the time of grant, both the Performance Units and Retention Units could be reduced based on individual performance.
38

Compensation Discussion and Analysis
2023 Performance Units
The performance unit awards granted in 2023 provide our NEOs with the opportunity to receive between 0% and 150% of the performance units based on NBT’s level of achievement of the following performance goals during the three-year performance period beginning on January 1, 2023 and ending on December 31, 2025.
	2023 – 2025 Performance Units Performance Goals
Performance Goals	Weight %	Threshold (50%)	Target (100%)	Maximum (150%)
Relative 3-year average ROATCE	70%	35th Percentile	55th Percentile	75th Percentile
Relative 3-year TSR	30%	35th Percentile	55th Percentile	75th Percentile
The new performance comparison group for the relative ROATCE and TSR metrics consists of the following companies:
Fulton Financial Corporation, Flagstar Bancorp, Inc., Eastern Bankshares, Inc., WSFS Financial Corporation, Independent Bank Corp., First BanCorp., Heartland Financial USA, Inc., Customers Bancorp, Inc., First Financial Bancorp., Community Bank System, Inc., First Merchants Corporation, TFS Financial Corporation, Northwest Bancshares, Inc., Enterprise Financial Services Corp, Provident Financial Services, Inc., Sandy Spring Bancorp, Inc., First Busey Corporation, OceanFirst Financial Corp., Berkshire Hills Bancorp, Inc., Dime Community Bancshares, Inc., Eagle Bancorp, Inc., Lakeland Bancorp, Inc., OFG Bancorp, Merchants Bancorp, First Commonwealth Financial, Park National Corporation, Capitol Federal Financial, Inc., S&T Bancorp, Inc., Columbia Financial, Inc., Brookline Bancorp, Inc., ConnectOne Bancorp, Inc., Flushing Financial Corporation, 1st Source Corporation, Tompkins Financial Corporation, Stock Yards Bancorp, Inc., Amalgamated Financial Corp., Premier Financial Corp.
If any of the performance comparison group companies is de-registered or acquired prior to the end of the performance period, it will be removed for the entire performance period and will not be replaced.
2022 Performance Units
Performance Units awarded in 2022 earned 110% of target based on 2022 relative performance against a comparative peer group on the composite score of five metrics, ROA, ROATCE, NIM, NPAs and Efficiency Ratio. Payouts are subject to reduction based on 2023 relative performance composite score for the same metrics. No reduction was applied for the 2022 performance units since the 2023 relative performance composite score was above the 50th percentile. The 2022 performance awards are subject to a 1-year time-based vesting and will vest in January 2025.
39

Compensation Discussion and Analysis
Other Compensation Practices, Policies and Guidelines
Stock Ownership Guidelines
To reinforce alignment with stockholders’ interests, the Committee maintains stock ownership guidelines for the Board and the Company’s executive management team, including the NEOs. The guidelines include retention requirements for restricted stock units and the NEOs’ required ownership levels are based on a multiple of salary.
Stock Ownership Guidelines
Positions Held with NBT and NBT Bank	NEOs	Share Requirement
NBT Bancorp Inc. President and Chief Executive Officer	Mr. Watt	3x Salary
NBT Bancorp Inc. Chief Financial Officer and Bank Presidents	Messrs. Kingsley and Stagliano and Ms. Mahoney	1.5x Salary
NBT Bancorp Inc. Executive Vice Presidents	Mr. Sparks	0.75x Salary
NBT Bancorp Inc. Directors		5,000 Shares
Vested restricted stock units are included in an individual’s ownership for purposes of compliance with guidelines. The executives and Board members must comply with the guidelines within five years from the date of promotion to the executive management team or election to the Board. Failure to meet the guidelines could, at the Committee’s discretion, affect future equity-based awards. As of December 31, 2023, all NEOs and all directors complied with the guidelines, except those newly promoted or elected. They are on track to meet the guidelines.
Hedging and Pledging Policies
All directors and employees, including the NEOs, are prohibited from engaging in any speculative transaction designed to hedge or offset any decrease in the market value of the Company’s securities, including hedging of the Company’s common stock. The Company also prohibits any pledging of Company securities in a margin account and restricts all other pledging of any Company securities by requiring directors and employees to obtain the prior approval of the CEO, CFO or General Counsel before entering into any such agreement.
Incentive Recovery Policies
The NEOs’ incentive compensation is subject to recovery by the Company under certain circumstances as set forth under “Policies on Recovery of Awards” section in this document.
Risk Assessment
A formal risk assessment of the Company’s incentive compensation plans is performed annually. A risk assessment matrix is used which considers and analyzes the following factors.
•	Type of award and who was eligible for the award;
•	Performance metrics associated with each plan;
•	Conditions of payout;
•	Party responsible for granting awards and assessing performance;
•	Potential risk features in plan design;
•	Major business risks that might be impacted by performance metrics;
•	Correlation of plan’s performance metrics to the Company’s overall business objectives;
•	Consideration of internal controls present to prevent the manipulation of the budgeting process or performance outcomes;
•	Determination of the plan’s risk level as low, moderate or high;
•	Plan provisions for risk mitigation; and
•	Assessment of the plan’s probability to result in adverse material risk.
40

Compensation Discussion and Analysis
The annual risk assessment is overseen by the Chief Risk Officer and Chief Human Resources Officer and reviewed annually by the Committee.
Retirement Plans
Defined Benefit Pension Plan
The eligible NEOs participate in the Pension Plan, which is a noncontributory, tax-qualified defined benefit pension plan. The Pension Plan is available to all Company employees who have attained age 21 and have completed one year of service, as defined in the Pension Plan. The Pension Plan provides for 100% vesting after three years of qualified service. The Pension Plan has a cash balance feature, in which all of the eligible NEOs participate. The footnotes to the Pension Benefits Table included herein, including the narrative discussion that follows such table, contain a detailed description of the defined benefit/cash balance pension plan, including a description of the eligibility, crediting, vesting, mortality, and other terms and assumptions used for the calculation of Pension Plan benefits. Participants in the Pension Plan are eligible for additional discretionary contributions to the 401(k) Plan & ESOP in lieu of interest credits to the cash balance portion of the Pension Plan.
Supplemental Retirement Benefits
The CEO participates in a SERP, which is principally designed to restore benefits that would have been paid to him if certain federal tax limitations were not in effect, as well as to attract and retain qualified and experienced executive officers. The SERP is embodied in an agreement between the Company and the CEO. The narrative that follows the Nonqualified Deferred Compensation table included herein contains a detailed description of the SERP.
401(k) Plan & Employee Stock Ownership Plan
The 401(k) Plan & ESOP is a tax-qualified defined contribution retirement savings plan available to all Company employees who have attained age 21 and are either scheduled to complete one year of service or have completed one year of service (1,000 hours of service in a twelve-month period), as defined by the 401(k) Plan & ESOP. Employees are eligible to enroll on the first of the month following 30 days of service. Participants in the 401(k) Plan & ESOP may contribute up to the limit prescribed by the Internal Revenue Service on a before-tax or after-tax basis. The Company matches 100% of the first 1% of pay contributed to the plan plus 50% of the next 5% of compensation for a maximum matching contribution of 3.5% of compensation. Additionally, the Company can make discretionary contributions to the 401(k) Plan & ESOP based on its financial performance. All Company contributions to this retirement plan since 2013 have been made in cash and vest at the rate of 20% per year with full vesting following five years of benefit service. Prior to 2013, Company contributions were made in Company stock. The NEOs participate in the 401(k) Plan & ESOP. The Company may make discretionary contributions to the 401(k) portion of the 401(k) Plan & ESOP to offset the elimination of interest credits to the Pension Plan, as described above. The value of Company contributions to the 401(k) Plan & ESOP are included in the Summary Compensation Table included herein.
Deferred Compensation Plan and Other Compensation Deferrals
The Deferred Compensation Plan allows the NEOs, and such other key employees as the Committee may approve annually, to defer some or all of their salary, commissions and/or bonus, to a future date. The Deferred Compensation Plan also permits the Company to make discretionary contributions to the accounts of eligible employees. Eligible employees are generally those employees determined to be highly-compensated employees of the Company. In addition, the Omnibus Plans permit award recipients to defer receipt of vested equity awards to a future date. Certain NEOs elected to defer compensation or received discretionary contributions as detailed in the Nonqualified Deferred Compensation table included herein. The Company awarded Messrs. Watt, Kingsley, Stagliano and Sparks and Ms. Mahoney $300,000, $48,460, $41,522, $37,728, and $73,283, respectively, as discretionary contributions to the Deferred Compensation Plan based upon their 2023 performance. Company contributions are not subject to vesting provisions after 3 years of service.
Perquisites and Other Personal Benefits
The Company provides NEOs with perquisites and other personal benefits that the Committee and the Company believe are reasonable and consistent with the Company’s guiding compensation principles. These benefits enable the Company to attract and retain superior employees for key positions. During 2023, these benefits included the use of Company-owned automobiles or car allowance, disability insurance, long-term care insurance and for certain NEOs,
41

Compensation Discussion and Analysis
club memberships and moving related expenses. For the CEO, the Company also maintains a split-dollar bank-owned life insurance policy for the benefit of the Company and the CEO. For NEOs that have the use of a Company-owned automobile, any personal mileage incurred by the executive is taxed as additional compensation in accordance with Internal Revenue Service (“IRS”) regulations. The Committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs. The dollar amount of these benefits is reflected in the Summary Compensation Table included herein. The aggregate amounts of perquisites and other personal benefits paid to Messrs. Stagliano and Sparks were determined to be less than the established reporting thresholds for detailed disclosure.
Tax and Accounting Matters
Section 162(m)
Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally disallows a tax deduction to a company for compensation in excess of one million dollars paid per year to a company’s CEO, CFO and each of its three other most highly compensated executive officers, including certain former executive officers.
The Committee considers the tax deductibility of compensation as one factor when considering executive compensation program alternatives. The Committee has in the past approved and has reserved the right in the future to approve compensation that does not qualify for deductibility in circumstances it deems in the Company’s best interests. The Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent necessary for our success.
Section 409A
Section 409A of the Internal Revenue Code (“Section 409A”) generally provides that amounts deferred under a nonqualified deferred compensation plan are currently includible in an employee’s gross income to the extent not subject to a substantial risk of forfeiture, unless certain requirements are met or exemptions apply. Section 409A applies to most forms of deferred compensation, including but not limited to, nonqualified deferred compensation plans or arrangements, certain equity-based performance awards and severance plans or individual severance arrangements contained within employment agreements. Generally, under Section 409A, any severance arrangement not in compliance with Section 409A covering an NEO pursuant to an employment or change in control agreement, any deferrals under a nonqualified deferred compensation plan that do not comply with Section 409A, or any stock option award grants with an exercise price of less than fair market value on the date of grant may subject the applicable employee to: (1) current income inclusion of the relevant amounts; (2) interest at the IRS underpayment rate; and (3) an additional 20% excise tax. The Nonqualified Deferred Compensation Table included herein provides detailed information about the Company’s nonqualified deferred compensation arrangements.
Sections 4999 and 280G
Section 4999 of the Internal Revenue Code imposes a 20% excise tax on certain “excess parachute payments” made to “disqualified individuals.” Under Section 280G of the Internal Revenue Code, such excess parachute payments are also nondeductible to the Company. If payments that are contingent on a change in control to a disqualified individual (which terms include the NEOs) equal or exceed three times the individual’s “base amount,” they constitute “excess parachute payments” to the extent they exceed one times the individual’s base amount.
All the Company’s NEO employment agreements provide for a cutback of change in control benefits in circumstances where the executive would not be better off on a net after-tax basis by at least $50,000 by being paid the full change in control benefit. In circumstances where the executive will be better off by at least $50,000 on a net after-tax basis by being paid the full change in control benefit owed, the executive will be responsible for the payment of all excise taxes. However, neither the Company nor NBT Bank will be permitted to claim a federal income tax deduction for the portion of the change in control benefit that constitutes an “excess parachute payment.”
Accounting Considerations
The Committee is informed of the financial statement implications of the components of the compensation program for NEOs. However, a compensation component’s contribution to the objectives of the Company’s compensation program and its projected economic cost, which may or may not be reflected on the Company’s financial statements, are the main elements of NEO compensation decisions.
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Compensation Discussion and Analysis
Executive Compensation
The following table sets forth information regarding compensation earned by each of the NEOs. The compensation received by each NEO was a combination of cash and equity compensation and short-term and long-term compensation. The Committee concluded that this mix reflects the compensation principles discussed in the Compensation Discussion and Analysis, as applied to each NEO’s responsibilities and performance.
Summary Compensation Table
Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)	Total ($)
John H. Watt, Jr. President and Chief Executive Officer	2023	860,000	—	685,744	—	585,612	390,844	2,522,200
	2022	835,000	—	718,779	939,375	255,176	366,584	3,114,914
	2021	800,000	—	725,136	585,040	317,897	338,068	2,766,141
Scott A. Kingsley Executive Vice President and Chief Financial Officer	2023	525,313	—	255,960	—	4,060	78,934	864,267
	2022	512,500	—	376,793	348,500	3,289	110,563	1,351,645
	2021	238,462	—	114,065	118,975	—	85,272	556,774
Joseph R. Stagliano Executive Vice President and President of Retail Community Banking	2023	450,108	—	208,355	—	22,450	59,649	740,562
	2022	439,130	—	230,999	283,678	—	86,930	1,040,737
	2021	422,240	—	233,868	200,944	10,447	84,177	951,676
Ruth H. Mahoney Executive Vice President and President of Wealth Management	2023	414,997	—	181,966	—	3,542	103,832	704,337
	2022	404,875	—	287,942	247,784	2,849	131,709	1,075,159
M. Randolph Sparks Executive Vice President and General Counsel	2023	408,975	100,000	293,370	—	4,962	57,507	864,814
	2022	276,231	50,000	207,958	190,372	—	229,627	954,188
(1)
Certain NEOs deferred a portion of their salary. The deferred portion of their 2023 salary is included in the amounts set forth in the table and is detailed in the Nonqualified Deferred Compensation table included herein. Mr. Kingsley’s annual base salary for 2021 was $500,000 and the amount in the table above represented the amount earned from his start date of July 6, 2021 through December 31, 2021. Mr. Spark’s annual base salary for 2022 was $399,000 and the amount in the table above represented the amount earned from his start date of April 18, 2022 through December 31, 2022.

(2)	Mr. Sparks received a $50,000 signing bonus when his employment started in April 2022 and a $100,000 bonus in January 2023 pursuant to the terms of his employment agreement.
(3)
These amounts reflect the aggregate grant date fair value of the performance-based restricted stock unit awards and the retention restricted stock unit awards granted under the Omnibus Plan, computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the fair value of the 2023 stock awards are materially consistent with those used to calculate the 2023 stock expense, which are set forth in footnote 13 to the Company’s audited consolidated financial statements contained in the Company’s Form 10-K for the year ended December 31, 2023. For performance restricted stock units, the grant date fair value is based on the number of units that was earned at 100% of target based on 2023 performance, 110% of target based upon 2022 performance and 120% of target based upon 2021 performance. The value of the award assuming the highest level of performance conditions are achieved for the 2023, 2022, and 2021 (if applicable) awards would be: Mr. Watt. ($506,152, $376,497 and $494,657); Mr. Kingsley ($188,926 and $141,212); Mr. Stagliano ($153,789, $120,995 and $159,548); Ms. Mahoney ($134,310 and $111,560); and Mr. Sparks ($147,096 and $118,644). For the number of shares of retention and performance-based restricted stock units awarded in 2023, see the Grants of Plan-Based Awards Table.

(4)
These amounts reflect cash awards to Messrs. Watt, Kingsley, Stagliano and Sparks and Ms. Mahoney under the EICP in 2022 and 2021, which were paid within the first quarter of the following calendar year. Certain NEOs deferred a portion of the 2022 and 2021 awards.

(5)
The amounts reflect solely the actuarial increase in the present value of the NEOs’ benefits under all qualified and non-qualified pension plans established by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements as set forth in footnote 12 to the Company’s audited consolidated financial statements contained in the Company’s Form 10-K for the year ended December 31, 2023, and includes amounts which the NEOs may not currently be entitled to receive because such amounts are not vested. With respect to Mr. Stagliano, no amount is reported in the table for 2022 as the change in the actuarial present value of his benefits under all qualified and non-qualified pension plans was -$5,889. This was largely due to the increase in the discount rate used to value the change in actuarial present value (increased from 3.35% to 5.66%).

43

Compensation Discussion and Analysis
(6)	These amounts reflect the following items as applicable for each NEO for 2023:
Compensation	John H. Watt, Jr.	Scott A. Kingsley	Joseph R. Stagliano	Ruth A. Mahoney	M. Randolph Sparks
Value of matching and discretionary contributions to the 401(k) Plan & ESOP	$20,902	$11,671	$14,342	$11,671	$11,550
Value of life and disability insurance premiums paid by the Company	$7,572	$4,802	$3,785	$6,160	$8,229
Value of Perquisites and Other Personal Benefits (a)	$17,080	$14,001	$—	$12,718	$—
Value of contributions to the Deferred Compensation Plan earned in 2023 (b)	$300,000	$48,460	$41,522	$73,283	$37,728
Value of dividends on deferred equity awards	$45,290	$—	$—	$—	$—
(a)
The amount shown for Mr. Watt consists of personal vehicle use of $5,681 and club memberships of $11,399. The amount shown for Mr. Kingsley consists of personal vehicle use of $4,426 and club memberships of $9,575. The amount shown for Ms. Mahoney consists of personal vehicle use of $7,761 and club memberships of $4,957.

(b)
The Committee approved a discretionary contribution of 34.0% of Mr. Watt’s base salary and 9% of Messrs. Kingsley’s, Stagliano’s, Spark’s and Ms. Mahoney’s base salary in January 2024 as a result of their 2023 performance. Ms. Mahoney received a $35,000 contribution pursuant to the terms of her employment agreement.

44

Compensation Discussion and Analysis
Grants of Plan-Based Awards
The following table provides information about plan-based awards to the NEOs under the Company’s cash and equity incentive plans during 2023.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares or Stock Units (#) (3)	Grant Date Fair Market Value ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
John H. Watt, Jr.	3/20/2023	326,800	645,000	971,800	5,561	11,121	16,682		337,434
	3/20/2023							11,121	348,310
Scott A. Kingsley	3/20/2023	120,822	236,391	357,213	2,076	4,151	6,227		125,951
	3/20/2023							4,151	130,009
Joseph R. Stagliano	3/20/2023	103,525	202,549	306,073	1,690	3,379	5,069		102,525
	3/20/2023							3,379	105,830
Ruth H. Mahoney	3/20/2023	95,449	186,749	282,198	1,476	2,951	4,427		89,541
	3/20/2023							2,951	92,425
M. Randolph Sparks	3/20/2023	94,064	184,039	278,103	1,616	3,232	4,848		98,064
	3/20/2023							3,232	101,226
	4/15/2023 (4)							3,000	94,080
(1)
Estimated Possible Payouts Under Non-Equity Incentive Plan Awards are a product of a percentage of base salary in accordance with the EICP, a detailed description of which appears in the Executive Incentive Compensation Plan section included herein.

(2)
The restricted stock units in columns (f), (g) and (h) represent performance-based restricted stock unit awards issued pursuant to the 2018 Plan. The performance-based restricted stock units are earned over a three-year performance period, based on relative three-year average ROATCE and relative three-year TSR. Relative performance will assess the Company’s performance compared to a Custom Industry Index (as defined in the award agreement). The performance period is January 1, 2023 to December 31, 2025. Depending on the achievement level of the three-year performance goals, the NEOs may receive the maximum, target, or no shares from this award. Actual vesting will occur after the Committee has reviewed and approved the performance results following the performance period and after the release of the financial results of the Custom Industry Index.

(3)
The restricted stock units in column (i) represent the retention restricted stock unit awards issued pursuant to the 2018 Plan that vest annually in five substantially equal installments beginning in 2024, with the exception of Mr. Sparks’ April 15, 2023 award which 100% vests in two years.

(4)	The April 15, 2023 restricted stock unit award was issued pursuant to the terms of his employment agreement with the Company.
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Compensation Discussion and Analysis
Outstanding Equity Awards at Fiscal Year-End
The following table provides information about outstanding equity awards under the Company’s equity compensation plans at December 31, 2023, whether granted in 2023 or earlier, including awards that have been transferred other than for value.
	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
(a)		(g)	(h)	(i)	(j)
John H. Watt, Jr.	3/20/2023	11,121 (2)	466,081	—	—
	3/20/2023	—	—	11,121 (3)	466,081
	3/21/2022	7,923 (2)	332,053	—	—
	3/21/2022	10,894 (4)(5)	456,568	—	—
	3/22/2021	5,412 (2)	226,817	—	—
	3/22/2021	10,824 (4)(5)	453,634	—	—
	3/23/2020	4,331 (2)	181,512	—	—
	3/25/2019	1,631 (2)	68,355	—	—
Scott A. Kingsley	3/20/2023	4,151 (2)	173,968	—	—
	3/20/2023	—	—	4,151 (3)(4)	173,968
	7/6/2022	2,000 (6)	83,820	—	—
	3/21/2022	2,972 (2)	124,557	—	—
	3/21/2022	4,086 (4)(5)	171,244	—	—
	7/6/2021	1,167 (6)	48,909	—	—
Joseph R. Stagliano	3/20/2023	3,379 (2)	141,614	—	—
	3/20/2023	—	—	3,379 (3)	141,614
	3/21/2022	2,546 (2)	106,703	—	—
	3/21/2022	3,501 (5)	146,727	—	—
	3/22/2021	1,745 (2)	73,133	—	—
	3/22/2021	3,491 (5)	146,308	—	—
	3/23/2020	1,571 (2)	65,841	—	—
	3/25/2019	638 (2)	26,739	—	—
	1/1/2012	1,000 (7)	41,910	—	—
Ruth A. Mahoney	3/20/2023	2,951 (2)	123,676	—	—
	3/20/2023	—	—	2,951 (3)	123,676
	8/30/2022	2,100 (8)	88,011	—	—
	3/21/2022	2,348 (2)	98,405	—	—
	3/21/2022	3,228 (5)	135,285	—	—
	8/30/2021	2,000 (8)	83,820	—	—
M. Randolph Sparks	4/15/2023	3,000 (9)	125,730	—	—
	3/20/2023	3,232 (2)	135,453	—	—
	3/20/2023	—	—	3,232 (3)	135,453
	4/18/2022	2,496 (2)	104,607	—	—
	4/18/2022	3,433 (5)	143,877	—	—
(1)	The market values of these shares are based on the closing market price of the Company’s common stock on the Nasdaq Stock Market of $41.91 on December 29, 2023.
(2)	Represents time-based restricted stock unit awards that vest 20% annually over five years.
(3)	Represents performance based restricted stock unit awards that are earned over a three-year performance period.
(4)	The executive has deferred this award.
(5)	Represents performance based restricted stock unit awards that are earned over a two-year performance period.
(6)	Represents time-based restricted stock unit awards that vest 33% annually over three years.
(7)	Long-Term Incentive Plan awards vest in full upon NEO’s retirement subject to four years of service and reaching age 55.
(8)	Represents time-based restricted stock unit awards that vest 100% three years after the date of grant.
(9)	Represents time-based restricted stock unit awards that vest 100% two years after the date of grant.
46

Compensation Discussion and Analysis
Stock Vested
The following table provides information about shares vested for each NEO during 2023.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
(a)	(d)	(e)
John H. Watt, Jr.	23,074	1,015,487
Scott A. Kingsley	2,910	104,275
Joseph R. Stagliano	8,322	366,251
Ruth H. Mahoney	587	25,834
M. Randolph Sparks	625	27,506
(1)	For Mr. Watt, this amount includes 13,359 restricted stock units, the receipt of which was deferred under the terms of the Deferred Compensation Plan and the Omnibus Plans.
(2)	The “Value Realized on Vesting” is equal to the per share market value of the underlying shares on the vesting date multiplied by the number of shares acquired on vesting.
Pension Benefits Table
The following table includes information about each NEO’s benefits under the Company’s Pension Plan and the CEO’s SERP. Messrs. Kingsley, Stagliano and Sparks and Ms. Mahoney do not have a SERP with the Company.
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)
(a)	(b)	(c)	(d)
John H. Watt, Jr.	NBT Bancorp Inc. Defined Benefit Plan	9.00	641,998
	Supplemental Executive Retirement Plan	7.00	1,465,967
Scott A. Kingsley	NBT Bancorp Inc. Defined Benefit Plan	2.00	7,349
Joseph R. Stagliano	NBT Bancorp Inc. Defined Benefit Plan	24.00	176,762
Ruth H. Mahoney	NBT Bancorp Inc. Defined Benefit Plan	2.00	6,391
M. Randolph Sparks	NBT Bancorp Inc. Defined Benefit Plan	1.00	4,962
(1)	The above amounts were computed using the following significant assumptions:
•
Mortality for Defined Benefit Plan Benefits — The sex-distinct Amount-Weighted Pri-2012 mortality tables for employees and healthy annuitants with projected mortality improvements using scale MP-2021 on a generational basis. No pre-retirement mortality was assumed.

•
Mortality for SERP Benefits — The sex-distinct white collar Amount-Weighted Pri-2012 mortality tables for employees and healthy annuitants with projected mortality improvements using scale MP-2021 on a generational basis. No pre-retirement mortality was assumed.

•	Discount Rate — 5.48% for Defined Benefit Plan Benefits, 5.56% for SERP benefit.
•	Salary Increases — 3.00% for Defined Benefit Plan Benefits and SERP benefits.
•	Interest Rate Credit for determining projected cash balance account earned as of December 31, 2009 — 4.66%.
•
Interest rates to annuitize cash balance accounts — The three segment interest rates for November 2023 (5.50%, 5.76% and 5.83%) under Internal Revenue Code Section 417(e). Segment 1 is applied to benefit payments expected to be made in the first 5 years, segment 2 is applied to benefit payments expected to be made in the next 15 years and segment 3 is applied thereafter.

•
Mortality to annuitize cash balance accounts — The current applicable mortality table under IRC Section 417(e)(3) that would apply to a distribution with an annuity starting date occurring on the measurement date.

•	Assumed Retirement Age — Age 65 for Defined Benefit Plan Benefits and age 68 and one month for Mr. Watt’s SERP.
•
Credited service under the Defined Benefit Plan is based on date of participation, not date of hire; the first year of service is excluded. Credited service under each SERP is earned from the effective date of the agreement.

•	ESOP Balance and 401(k) Balance Expected Rate of Return — 8.00% per year for Mr. Watt’s SERP.
•	Increase in Internal Revenue Code Limits — 2.50% per year.
47

Compensation Discussion and Analysis
Each NEO participates in the Pension Plan. The Pension Plan is a noncontributory, tax-qualified defined benefit pension plan. Eligible employees are those who have attained age 21 and have completed one year of service in which the employee worked at least 1,000 hours. The Pension Plan provides for 100% vesting after three years of qualified service. Benefits payable as an annuity at age 65 are reduced 3% per year for early retirement. Early retirement eligibility is age 55 with 3 years of service. Messrs. Watt and Sparks are eligible for late retirement as of December 31, 2023. Mr. Stagliano is eligible for early retirement as of December 31, 2023. All of the other NEOs are not vested as of December 31, 2023. The Pension Plan, as amended and restated effective January 1, 2009, has received a favorable determination from the Internal Revenue Service that it is qualified under Section 401(a) of the Internal Revenue Code with such letter being effective October 16, 2015. The Pension Plan was converted to a defined benefit plan with a cash balance feature, effective January 1, 2000. Prior to that date, the Pension Plan was a traditional defined benefit pension plan. Each active participant in the Pension Plan as of January 1, 2000 was given a one-time irrevocable election to continue participating in the traditional defined benefit plan design or to begin participating in the new cash balance plan design. All employees who became participants after January 1, 2000 automatically participated in the cash balance plan design. Each of our eligible NEOs participates in the cash balance plan design.
Under the cash balance plan design, hypothetical account balances are established for each participant and pension benefits are generally stated as the lump sum amount in that hypothetical account. Notwithstanding the preceding sentence, since a cash balance plan is a defined benefit plan, the annual retirement benefit payable at normal retirement (age 65) is an annuity, which is the actuarial equivalent of the participant’s account balance under the cash balance plan. However, participants may elect, with the consent of their spouses, if they are married, to have the benefits distributed as a lump sum rather than an annuity.
In 2023, benefits under the Pension Plan were computed using a cash balance methodology for participants who converted (as described hereafter) that provides for pay-based credits to the participants’ hypothetical accounts equal to 1.5% to 20% (depending on age and other factors) on the first $330,000 of annual eligible compensation. Eligible compensation under the Pension Plan is defined as fixed basic annual salary or wages, commissions, overtime, cash bonuses, and any amount contributed by the Company at the direction of the participant pursuant to a salary reduction agreement and excludible from the participant’s gross income under the Internal Revenue Code, but excluding any other form of remuneration, regardless of the manner calculated or paid, such as amounts realized from severance pay or the Company’s cost for any public or private benefit plan, including the Pension Plan. In addition to the pay-based service credits, annual interest credits are made to the participant’s account balance based on the average annual yield on 30-year U.S. Treasury securities for the November of the prior year. The Pension Plan was amended effective December 31, 2009, such that future pay-based credits will not receive interest credits within the cash balance plan. The interest credits on future pay-based credits will be made as discretionary Company contributions to the 401(k) Plan & ESOP. Hypothetical account balances as of December 31, 2009 will continue to receive annual interest credits as described above. The Pension Plan was amended, effective March 1, 2013, to reduce the future annual pay-based credits for most cash balance design participants from 5% to 2.50% per year. The amendment also froze benefit accruals as of March 1, 2013 for all participants who as of January 1, 2000 elected to continue participating in the traditional defined benefit plan design; their future benefit accruals will be under the cash balance design with annual pay-based credits of 2.50%. The Pension Plan was further amended to provide annual pay-based credits to participants hired on or after January 1, 2017 at a rate of 1.50% per year. The Pension Plan was amended to provide Mr. Watt with a $220,000 increase in his account balance as of December 31, 2023. For 2023, the pay-based credits for Messrs. Watt, Kingsley, Stagliano and Sparks, and Ms. Mahoney, were 20%, 1.5%, 2.5%, 1.5% and 1.5%, respectively. The Company’s contributions to the Pension Plan in 2023 for Messrs. Watt, Kingsley, Stagliano and Sparks, and Ms. Mahoney were $66,000, $4,950, $8,205 $4,950 and $4,950, respectively. There were no payments made to NEOs under the Pension Plan or Mr. Watt’s SERP during 2023.
48

Compensation Discussion and Analysis
Nonqualified Deferred Compensation
The following table includes information about the activity in, amounts earned, and balances of, the CEO’s SERP and accounts under the Deferred Compensation Plan for the fiscal year ending December 31, 2023.
Name	Executive Contributions ($) (1) (2)	Company Contributions ($) (3) (4)	Aggregate Earnings ($) (5)	Aggregate Balance at ($)
John H. Watt, Jr.	814,788	466,554	404,441	6,201,518
Scott A. Kingsley	174,713	48,460	52,679	521,625
Joseph R. Stagliano	—	41,522	47,147	1,037,436
Ruth H. Mahoney	30,000	73,283	20,115	322,539
M. Randolph Sparks	—	37,728	6,406	105,480
(1)
Mr. Watt contributed $140,906 and $85,952 to the Deferred Compensation Plan, which was reported as non-equity incentive plan compensation and salary, respectively in the Summary Compensation Table included herein. Mr. Kingsley contributed $69,700 and $105,013 to the Deferred Compensation Plan, which was reported as non-equity incentive plan compensation and salary, respectively in the Summary Compensation Table included herein. Ms. Mahoney contributed $30,000 to the Deferred Compensation Plan, which was reported as non-equity incentive plan compensation in the Summary Compensation Table included herein.

(2)	Includes $587,930 for Mr. Watt attributable to restricted stock units that vested in 2023 but which were deferred.
(3)	The Summary Compensation Table includes registrant discretionary contributions earned in 2023, which are reflected under the “All Other Compensation” column in the Summary Compensation Table.
(4)	Includes discretionary contribution amounts earned in 2023 (even if not contributed by the Company until 2024).
(5)
The aggregate earnings are from the Deferred Compensation Plan and the SERP. The earnings from the Deferred Compensation Plan are due to market value increases on the investments in the Deferred Compensation Plan, which are not an expense to the Company.

Supplemental Retirement Benefits
The Internal Revenue Code places certain limitations on pension benefits that may be paid from the trusts of tax-qualified plans, such as the Pension Plan. Because of these limitations and in order to provide certain executives with adequate retirement income, the Company has entered into supplemental retirement agreements which provide retirement benefits to certain NEOs in the manner discussed below.
The Company has entered into a SERP agreement with Mr. Watt to provide him with supplemental retirement benefits. Mr. Watt’s agreement was executed on December 19, 2016. The SERP provides Mr. Watt with an annual supplemental benefit at normal retirement equal to the difference between (1) the annual amount of Mr. Watt’s benefit under the Pension Plan, calculated without giving effect to limitations and restrictions imposed by the Internal Revenue Code plus the annual benefit that could be provided by contributions by the Company and NBT Bank (other than Mr. Watt’s elective deferrals) to the Company’s 401(k) Plan & ESOP and the earnings on those amounts, calculated by disregarding the limitations and restrictions imposed by the Internal Revenue Code and using the actuarial assumptions set out in the Pension Plan, with the exception of a white collar adjustment to the mortality tables and (2) the annual amount of Mr. Watt’s benefit under the Pension Plan and the Company’s 401(k) Plan & ESOP, each calculated giving effect to limitations and restrictions imposed by the Internal Revenue Code.
Certain survivor benefits are provided in the event Mr. Watt dies leaving a surviving spouse. Except in the case of death, payment of benefits will commence upon the first day of the month after Mr. Watt attains age 65. The SERP for Mr. Watt will at all times be unfunded except that, in the event of a change in control, the Company will be required to transfer to a grantor trust an amount sufficient to cover all potential liabilities under the SERP.
Deferred Compensation Plan
The Deferred Compensation Plan allows the NEOs, and such other executives as are selected annually, to defer some or all of their salary, commissions and/or bonus, to a future date. Eligible employees are generally those employees determined to be senior management of the Company. The Deferred Compensation Plan provisions allow for a minimum annual deferral election of $1,000 and a maximum of 100% of salary, commissions and/or bonus. Deferral of these payments lowers each participant’s compensation for income tax purposes for the year of deferral and allows accumulation of earnings on that deferred compensation on a tax-deferred basis. Participants are required to elect a time of distribution, either a specific date or at time of separation from employment, and a form of distribution, either a lump sum or annual installments for a period of either five or ten years following the elected time of distribution.
49

Compensation Discussion and Analysis
The terms and conditions for the deferral of compensation are subject to the provisions of Section 409A of the Internal Revenue Code. The Deferred Compensation Plan allows for discretionary Company contributions and has been used as a retirement benefit component of executive compensation for certain NEOs.
Potential Payments Upon Termination or Change in Control
This section describes and quantifies the payments and benefits that would be payable to each NEO in the event of termination of such NEO’s employment or a change in control pursuant to the employment agreements, equity award agreements and supplemental retirement agreements entered into with each NEO, as well as the Company’s benefit plans provided to the NEOs. The information in the table below is based on the assumption, in each case, that termination of employment and/or change in control occurred on December 31, 2023, utilizing a per share stock price of $41.91, the closing market price of the Company’s common stock on such date. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different from those presented in the following table. Factors that could affect these amounts include the timing during the year of any such event, the Company’s stock price and the NEO’s age. Some of the amounts shown in the table, as further described in the related footnotes, have been previously accrued as expenses of the Company and will not impact earnings when paid.
50

Compensation Discussion and Analysis
Potential Payments Upon Termination or Change in Control Table
Name	Benefit	Retirement ($)	Death ($) (1)	Disability ($)	By NBT w/o Cause ($)	By NBT with Cause ($)	By Exec. w/o Good Reason ($)	By Exec. with Good Reason ($)	Change in Control ($) (2)
John H. Watt, Jr.	Accrued Unpaid Salary & Vacation	16,538	16,538	16,538	16,538	16,538	16,538	16,538	16,538
	Deferred Compensation (3)	4,605,878	4,735,551	4,735,551	4,605,878	4,605,878	4,605,878	4,605,878	4,605,878
	Severance (4)	—	—	—	836,451 (5)	—	—	836,451	3,836,410 (6)
	SERP	1,465,967	1,436,239	1,465,967	1,465,967	—	1,465,967	1,465,967	1,406,816 (7)
	Equity Awards	2,340,380	2,651,101	2,651,101	2,340,380	—	—	2,340,380	2,651,101
	Health & Welfare	—	500,000 (8)	— (9)	—	—	—	—	63,780 (10)
	Sub-Total	8,428,763	9,339,429	8,869,157	9,265,214	4,622,416	6,088,383	9,265,214	12,580,523
	Cutback of Change in Control Benefits, if applicable (11)	—	—	—	—	—	—	—	194,412
	Total	8,428,763	9,339,429	8,869,157	9,265,214	4,622,416	6,088,383	9,265,214	12,386,111
Scott A. Kingsley	Accrued Unpaid Salary & Vacation	10,102	10,102	10,102	10,102	10,102	10,102	10,102	10,102
	Deferred Compensation (3)	507,341	521,625	521,625	507,341	507,341	507,341	507,341	507,341
	Severance (4)	—	—	—	510,928 (12)	—	—	510,928	1,909,984 (13)
	Equity Awards	—	776,467	776,467	660,488	—	—	660,488	776,467
	Health & Welfare	—	—	—	—	—	—	—	83,132 (10)
	Sub-Total	517,443	1,308,194	1,308,194	1,688,859	517,443	517,443	1,688,859	3,287,026
	Cutback of Change in Control Benefits, if applicable (11)	—	—	—	—	—	—	—	—
	Total	517,443	1,308,194	1,308,194	1,688,859	517,443	517,443	1,688,859	3,287,026
Joseph R. Stagliano	Accrued Unpaid Salary & Vacation	8,656	8,656	8,656	8,656	8,656	8,656	8,656	8,656
	Deferred Compensation (3)	1,009,028	1,037,436	1,037,436	1,009,028	1,009,028	1,009,028	1,009,028	1,009,028
	Severance (4)	—	—	—	437,783 (14)	—	—	437,783	1,715,130 (15)
	Equity Awards	796,178	890,588	890,588	754,268	—	—	754,268	890,588
	Health & Welfare	—	—	346,709 (9)	—	—	—	—	39,528 (10)
	Sub-Total	1,813,862	1,936,680	2,283,389	2,209,735	1,017,684	1,017,684	2,209,735	3,662,930
	Cutback of Change in Control Benefits, if applicable (11)	—	—	—	—	—	—	—	—
	Total	1,813,862	1,936,680	2,283,389	2,209,735	1,017,684	1,017,684	2,209,735	3,662,930
Ruth M. Mahoney	Accrued Unpaid Salary & Vacation	7,981	7,981	7,981	7,981	7,981	7,981	7,981	7,981
	Deferred Compensation (3)	313,707	322,539	322,539	313,707	313,707	313,707	313,707	313,707
	Severance (4)	—	—	—	403,633 (16)	—	—	403,633	796,214 (17)
	Equity Awards	—	652,874	652,874	570,423	—	—	570,423	652,874
	Health & Welfare	—	—	300,888 (9)	—	—	—	—	1,519 (10)
	Sub-Total	321,688	983,394	1,284,282	1,295,744	321,688	321,688	1,295,744	1,772,295
	Cutback of Change in Control Benefits, if applicable (11)	—	—	—	—	—	—	—	—
	Total	321,688	983,394	1,284,282	1,295,744	321,688	321,688	1,295,744	1,772,295
M. Randolph Sparks	Accrued Unpaid Salary & Vacation	7,865	7,865	7,865	7,865	7,865	7,865	7,865	7,865
	Deferred Compensation (3)	102,592	105,480	105,480	102,592	102,592	102,592	102,592	102,592
	Severance (4)	—	—	—	397,776 (18)	—	—	397,776	967,284 (19)
	Equity Awards	—	645,121	645,121	554,819	—	—	554,819	645,121
	Health & Welfare	—	—	— (9)	—	—	—	—	54,225 (10)
	Sub-Total	110,457	758,466	758,466	1,063,052	110,457	110,457	1,063,052	1,777,087
	Cutback of Change in Control Benefits, if applicable (11)	—	—	—	—	—	—	—	—
	Total	110,457	758,466	758,466	1,063,052	110,457	110,457	1,063,052	1,777,087
(1)
The Company pays the premiums on a group term life insurance policy providing a death benefit of 1.5 times salary to a maximum of $1.5 million to each NEO (with beneficiaries designated by the named executives). Coverage is reduced to 65% at age 65, and 50% of the original amount at age 70. The values shown in the table on the “Health & Welfare” line do not reflect the death benefit payable to the NEO’s beneficiaries by the Company’s insurer. The premiums associated with the life insurance policies for the year 2023 paid by the Company on behalf of the NEO are included in the Summary Compensation Table under the column “All Other Compensation,” and detailed in footnote 6 to that table.

(2)
Change in control severance benefits will only be payable in the following scenarios: (1) the executive is terminated without cause within 24 months following a change in control; or (2) the executive terminates employment for good reason within 24 months following a change in control.

(3)
For termination other than death or disability, the deferred compensation payments for Messrs. Watt, Kingsley, Stagliano and Sparks and Ms. Mahoney, are payable in a lump sum or annual installments, based on their election, following separation of service. The amounts shown in the table have been previously accrued as expenses of the Company. These amounts were discounted for six months using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%, to reflect the mandatory six-month waiting period pursuant to Internal Revenue Code Section 409A.

(4)
Severance under a change in control situation is computed for the NEO by the following formula for Messrs. Watt, Kingsley and Stagliano: 2.99 multiplied by the sum of their annualized salary for the calendar year in which the change in control of the Company occurred and the average bonus earned for the three previous calendar years. Mr. Sparks’ formula is 2.00 multiplied by

51

Compensation Discussion and Analysis
the sum of the annualized salary for the calendar year in which the change in control of the Company occurred and the average bonus earned for the three previous calendar years. Ms. Mahoney's formula is 2.00 multiplied by the annualized salary for the calendar year in which the change in control of the Company occurred. The payment is made in three equal annual installments, with the first installment to be made within thirty days of the NEO’s termination and the remaining two installments made on the first business day of January of each of the next two calendar years.
(5)
As of December 31, 2023, Mr. Watt is entitled to the greater of one-half of his base salary ($430,000) or the unpaid portion of his base salary for the unexpired Term of Employment ($860,000), equal to $860,000, discounted for six months using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%, to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code.

(6)
Mr. Watt is entitled to a benefit under the severance formula, as referenced in footnote (4) above, which is $4,090,734, based on 2023 amounts of $860,000 for salary and $508,138 for average bonus earned in the three previous calendar years. This total is paid in three installments of $1,363,578. The installments are then discounted using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%. The first installment is discounted six months to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code. The second and third installments are discounted one and two years, respectively. This results in the severance amount of $3,836,410 shown in the table.

(7)	The SERP amounts previously accrued as expenses of the Company that would not impact earnings when paid were $1,465,967 for Mr. Watt.
(8)	Represents portion of split-dollar life insurance proceeds payable to Mr. Watt’s beneficiary upon his death.
(9)
Represents the actuarial net present value as of December 31, 2023, of the payments Messrs. Watt, Stagliano and Sparks and Ms. Mahoney are entitled to under their Executive Long-Term Disability plans. In addition to utilizing the Amount-Weighted Pri-2012 Male and Female Disability Mortality Tables, with projected mortality improvements using Scale MP-2021 on a generational basis, the following assumptions were used to calculate the present value: (1) payments would be made until age 65; (2) discount rate of 4.91%; and (3) annual cost of living adjustment of 0%. Since Messrs. Watt and Sparks are over age 65 as of December 31, 2023, their present value is $0.

(10)
Under the change in control provisions in the employment agreements Messrs. Watt and Kingsley are entitled to continuation of all non-cash employee benefit plans, programs or arrangements, for three years (two years for Messrs. Stagliano and Sparks and Ms. Mahoney) following their termination following a change in control of the Company, unless a longer or shorter period is dictated by the terms of the plan or by law. The figure in this row represents the present value of continued medical insurance coverage for 36 months (24 months for Messrs. Stagliano and Sparks and Ms. Mahoney) all at the cost of the Company (generally, 18 months maximum under COBRA, plus the balance of 18 months of medical coverage under a conversion policy—using assumptions mandated by accounting principles generally accepted in the United States of America (“GAAP”); 18 months dental and vision coverage under the Company’s self-insured plans; plus continued premium payment on portable life insurance policies).

(11)
The change in control provisions in the employment agreements provide for a cutback of change in control benefits in circumstances where the executive would not be better off on a net after-tax basis by at least $50,000 by being paid the full change in control benefit. In circumstances where the executive will be better off by at least $50,000 on a net-after-tax basis by being paid the full change in control benefit owed, the executive will be responsible for the payment of all excise taxes. However, in such circumstances, neither the Company nor NBT Bank will be permitted to claim a federal income tax deduction for the portion of the change in control benefit that constitutes an “excess parachute payment.” The amounts shown for Messrs. Kingsley, Stagliano and Sparks and Ms. Mahoney do not reflect any benefit cutbacks, as they are better off on a net after-tax basis by more than $50,000 if paid the full amount. The amount shown for Mr. Watt reflects a cutback in his severance payment, as he is not better off on a net after-tax basis by more than $50,000 if paid the full amount owed. After reflection of the benefit cutback, an excise tax would not apply to the change in control benefit for Mr. Watt and all amounts payable would therefore not be rendered nondeductible for purposes of federal income taxes as an excess parachute payment.

(12)
As of December 31, 2023, Mr. Kingsley is entitled to the greater of one-half his base salary ($262,656) or the unpaid portion of his base salary for the unexpired Term of Employment ($525,313), equal to $525,313, discounted for six months using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%, to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code.

(13)
Mr. Kingsley is entitled to a benefit under the severance formula, as referenced in footnote (4) above, which is $2,036,601, based on 2023 amounts of $525,313 for salary and $155,825 for average bonus earned in the three previous calendar years. This total is paid in three installments of $678,867. The installments are then discounted using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%. The first installment is discounted six months to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code. The second and third installments are discounted one and two years, respectively. This results in the severance amount of $1,909,984 shown in the table.

(14)
As of December 31, 2023, Mr. Stagliano is entitled to the greater of one-half his base salary ($225,054) or the unpaid portion of his base salary for the unexpired Term of Employment ($450,108), equal to $450,108, discounted for six months using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%, to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code.

(15)
Mr. Stagliano is entitled to a benefit under the severance formula, as referenced in footnote (4) above, which is $1,828,831, based on 2023 amounts of $450,108 for salary and $161,541 for average bonus earned in the previous three calendar years. This total is paid in three installments of $609,610. The installments are then discounted using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%. The first installment is discounted six months to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code. The second and third installments are discounted one and two years, respectively. This results in the severance amount of $1,715,130 shown in the table.

52

Compensation Discussion and Analysis
(16)
As of December 31, 2023, Ms. Mahoney is entitled to the greater of one-half of her base salary ($207,499) or the unpaid portion of her base salary for the unexpired Term of Employment ($419,997), equal to $414,997, discounted for six months using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%, to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code.

(17)
Ms. Mahoney is entitled to a benefit under the severance formula, as referenced in footnote (4) above, which is $829,994, based on 2023 amounts of $414,997 for salary. This total is paid in two installments of $414,997. The installments are then discounted using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%. The first installment is discounted six months to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code. The second installment is discounted one year. This results in the severance amount of $796,214 shown in the table.

(18)
As of December 31, 2023, Mr. Sparks is entitled to the greater of one-half of his base salary ($204,488) or the unpaid portion of his base salary for the unexpired Term of Employment ($408,975), equal to $408,975, discounted for six months using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%, to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code.

(19)
Ms. Sparks is entitled to a benefit under the severance formula, as referenced in footnote (4) above, which is $1,008,322, based on 2023 amounts of $408,975 for salary and $95,186 for average bonus earned in 2022 and 2023 because Mr. Sparks did not receive a bonus in 2021. This total is paid in two installments of $504,161. The installments are then discounted using the 120% of the semi-annual Applicable Federal Rate for December 2023, equal to 5.71%. The first installment is discounted six months to reflect the mandatory six-month waiting period pursuant to Section 409A of the Internal Revenue Code. The second installment is discounted one year. This results in the severance amount of $967,284 shown in the table.

Agreements with Executive Officers
Employment Agreements
The Company maintains employment agreements with each of Messrs. Watt, Kingsley, Stagliano and Sparks and Ms. Mahoney (the “Employment Agreements”). Each of these agreements provides for base salary, subject to annual increases, a performance bonus opportunity, the ability to participate in stock benefit plans, employee benefit plans and other fringe benefits applicable to executive personnel, including, without limitation, use of a Company car and reimbursement of certain country club memberships. All NEOs are also eligible to receive an annual contribution to their deferred compensation account in an amount determined by the Board in its sole discretion.
The Employment Agreements will terminate upon the earlier occurrence of the executive’s death, “disability,” discharge for “cause,” resignation, termination “without cause” (as such terms are defined in the Employment Agreements), or January 1, 2025 for each of Messrs. Watt, Kingsley, Stagliano and Sparks and Ms. Mahoney. On December 31, 2024 and each December 31 thereafter, the term of the Employment Agreements for each will automatically extend for one additional year unless either the Company or the relevant executive provides timely, prior notice of non-renewal.
Upon termination of their respective agreements, the executives are each entitled to receive accrued and unpaid salary, accrued rights under NBT’s employee plans and arrangements, unpaid expense reimbursements, and the cash equivalent of accrued annual vacation. If the executive’s employment is terminated by the Company other than for “cause” (as defined in the agreements), or by the executive for “good reason” (as defined in the Employment Agreements) each unrelated to a change in control, then, upon execution of a separation agreement and release, each of Messrs. Watt, Kingsley, Stagliano and Sparks and Ms. Mahoney will be entitled to receive a lump sum payment equal to the greater of (1) the base salary that would have been paid during the remaining unexpired term or (2) six months’ base salary.
Under the agreements, during the term of their employment, the executives may not disclose confidential information about the Company or its subsidiaries to any other person or entity. Each executive has also agreed that for a period of two years following the Termination Date (as defined in the Employment Agreements), he or she shall not become an officer, employee, consultant, director or trustee of any savings bank, savings and loan association, savings and loan holding company, bank or bank holding company, where such position entails providing services to such company in any city, town or county where the Company or NBT Bank or their affiliates has an office, where the executive’s position or service for such company is competitive with or similar to the executive’s position or service with the Company or NBT Bank. The executives incentive compensation is subject to recovery by the Company under certain circumstances as set forth under the “Policies on Recovery of Awards” section of this document.
53

Compensation Discussion and Analysis
Change in Control Provisions and Benefits
The Employment Agreements also provide for severance rights related to a change in control. The conditions for payment upon a change in control require both a change in control event and the executive’s termination “without cause” or for “good reason” (i.e. double trigger). The change in control provisions in the Employment Agreements provide generally that, if within 24 months following the date of a change in control of the Company or NBT Bank, as defined in the Employment Agreements, the NEO’s employment is terminated without cause or by the executive for good reason, then each of Messrs. Watt, Kingsley and Stagliano will be entitled to receive an amount equal to 2.99 multiplied by the sum of his annualized salary for the calendar year in which the change in control of the Company occurred and the average bonus paid in the three prior calendar years. Mr. Sparks will be entitled to receive an amount equal to 2.0 multiplied by the sum of his annualized salary for the calendar year in which the change in control of the Company occurred and the average bonus paid in the three previous calendar years. Ms. Mahoney will be entitled to receive an amount equal to 2.0 multiplied by the sum of her annualized salary for the calendar year in which the change in control of the Company occurred. In addition, the double trigger change in control provisions under the Employment Agreements provide that an executive’s benefit under any SERP will become fully vested (but do not provide that additional service credits or increased compensation formulas will be utilized for purposes of calculating their severance amount).
The Employment Agreements do not provide for the right to receive a gross-up payment to compensate for the imposition of any excise taxes under Section 4999 of the Internal Revenue Code. Furthermore, the employment agreements provide for a cutback of change in control benefits in circumstances where the executive would not be better off on a net after-tax basis by at least $50,000 by being paid the full change in control benefit. In circumstances where the executive will be better off by at least $50,000 on a net after-tax basis by being paid the full change in control benefit owed, the executive will be responsible for the payment of all excise taxes.
The Employment Agreements provide that in the event the executive becomes entitled to severance payments that constitute deferred compensation in connection with a change in control, and if at that time the executive is a key employee with the Company for purposes of Section 409A of the Internal Revenue Code, then the Company will defer commencement of the executive’s severance payments until six months after his or her employment with the Company ends.
Generally, these agreements provide that a change in control of the Company shall be deemed to have occurred if: (1) a person or entity acquires beneficial ownership of 30% or more of the combined voting power of the Company’s voting securities; (2) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by Company stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (3) there shall be consummated (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which voting securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of voting securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all of the assets of the Company, provided that any such consolidation, merger, sale, lease, exchange or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a change in control of the Company; or (4) the stockholders of the Company approve the Company’s liquidation or dissolution.
Treatment of Equity Awards upon Certain Terminations and in Connection with a Change in Control
Restricted stock unit retention awards become 100% vested upon death, disability, retirement and termination without cause or by the executive for good reason. Performance-based restricted stock units become 100% vested in the event of death, disability or termination without cause or by executive for good reason after the end of the performance period. If service terminates prior to the end of the performance period for retirement, termination without cause or by the executive for good reason, then the percentage of shares will vest equal to the number of months of the performance period prior to termination of service divided by number of months in the performance period. Shares will be delivered after the date performance factors are deemed achieved and within 90 days following the end of the performance period. Long-term incentive plan awards become 100% vested upon termination of service due to death or disability.
54

Compensation Discussion and Analysis
In the event of a corporate transaction or change in control as defined in the equity award agreement, (1) all outstanding restricted stock and restricted stock units shall be deemed to have vested, and all shares of common stock and/or cash subject to such awards will be delivered, and (2) at the Board’s discretion restricted stock units will be terminated and cashed out or redeemed for securities of equivalent value. If termination occurs for any other reason than specified previously, then unvested shares are forfeited.
Compensation and Benefits Committee Interlocks and Insider Participation
The members of the Committee are: Timothy E. Delaney (Chair), J. David Brown, Heidi M. Hoeller, Andrew S. Kowalczyk III, Matthew J. Salanger and Jack H. Webb. There are no interlocking relationships involving Committee members or NEOs of the Company that require disclosure in this Proxy Statement under the Exchange Act, or the rules promulgated by the SEC thereunder.
NBT Bank has made loans to members of the Committee. All such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with borrowers who are not related to NBT Bank, and did not involve more than normal risk of collectability or present other unfavorable features.
Certain Relationships and Related Party Transactions
NBT Bank has made loans to directors and executive officers in the ordinary course of business, on substantially the same terms, including interest rates and collateral where applicable, as those prevailing at the time for comparable transactions with borrowers who are not related to NBT Bank, and did not involve more than normal risk of collectability or present other unfavorable features.
During the period from January 1, 2023 through December 31, 2023, NBT Insurance Agency, LLC received $1,719,776 in commissions from New York Central Mutual Fire Insurance Company, of which Director V. Daniel Robinson II is the Chairman of the Board.
Policies and Procedures Regarding Transactions with Related Persons
Pursuant to its Charter, the Audit Committee is responsible for reviewing potential conflict of interest situations. Pursuant to the Company’s Code of Business Conduct and Ethics, any transactions between the Company and a director, employee, or an immediate family member must adhere to the requirements set forth in Regulation O promulgated by the Board of Governors of the Federal Reserve System. The Company’s Loan Policy Manual covers Regulation O and states that no extension of credit or commitment to extend credit may be made to an insider unless it is made on substantially the same terms and conditions, including interest rates and collateral, as other comparable loans made to persons not affected by the policy and who are not employed by NBT Bank, and further, the loan may not involve more than normal risk of repayment. The policy also requires that loans made to insiders of more than $500,000 be pre-approved by the Board. A summary report of all insider loans outstanding and committed is also presented to the Board on a regular basis.
Compensation and Benefits Committee Report
The Compensation and Benefits Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis contained in this Proxy Statement. Based upon this review and discussion, the Committee recommended to the Board the inclusion of the Compensation Discussion and Analysis in this Proxy Statement.
Compensation and Benefits Committee of NBT Bancorp Inc.
Timothy E. Delaney (Chair)
J. David Brown
Heidi M. Hoeller
Andrew S. Kowalczyk III
Matthew J. Salanger
Jack H. Webb
55

CEO Pay Ratio
CEO Pay Ratio
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, presented below is the ratio of annual total compensation of our CEO to the annual total compensation of our median employee. The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
The Company identified the median employee using base salary, bonus, commissions and any long-term incentive stock awards granted in 2023. With the exception of the CEO, all employees of the Company and its subsidiaries who were employed as of December 31, 2023 were included (including subsidiary employees). Base salaries were annualized for employees who were not employed for the full year. After identifying the median employee, the Company calculated annual total compensation for such employee applying the same methodology used in the calculation of the Summary Compensation for our CEO and NEOs. This methodology was the same as was used in calculating the pay ratio for last year’s proxy statement.
Mr. Watt’s 2023 annual total compensation was $2,522,200 as reflected in the Summary Compensation Table included in this Proxy Statement. Our median employee’s annual total compensation for 2023 was $59,318. As a result, we estimate that Mr. Watt’s 2023 annual total compensation was approximately 43 times that of our median employee.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
56

Pay Versus Performance
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the following disclosures provide information about the relationship between executive “Compensation Actually Paid” and the Company’s performance on select financial metrics. For further information regarding our executive compensation programs and our pay-for-performance philosophy, please refer to “Compensation Discussion and Analysis”.
The following table sets forth the Compensation Actually Paid to the Company’s CEO and average Compensation Actually Paid to the Company’s other NEOs during 2020 through 2023, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “Compensation Actually Paid”, as defined under SEC rules. In addition, the table provides our cumulative Total Shareholder Return (“TSR”), the cumulative TSR of our peer group TSR (using the KBW Regional Banking index), Net Income and EPS, which is the “company selected measure” chosen for purposes of this disclosure.
Year	Summary Compensation Table Total for CEO ($)	Compensation Actually Paid to CEO(1) ($)	Average Summary Compensation Table Total for Other NEOs(2) ($)	Average Compensation Actually Paid to Other NEOs(3) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income(6) ($ thousands)	EPS(7) ($)
					TSR(4) ($)	Peer Group TSR(5) ($)
2023	2,522,200	2,494,953	793,495	851,280	117.35	115.69	118,782	2.65
2022	3,114,914	3,616,618	1,105,432	1,201,906	117.46	116.15	151,995	3.52
2021	2,766,141	3,014,358	653,695	685,710	101.22	124.78	154,885	3.54
2020	2,412,229	2,249,251	815,023	703,054	81.87	91.32	104,388	2.37
(1)
The amounts shown above represent “Compensation Actually Paid” to Mr. Watt for each corresponding year, in accordance with the requirements of Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Watt during the applicable year. The adjustments in the below table were made to Mr. Watt’s total compensation in the Summary Compensation Table for each year to determine the “Compensation Actually Paid” pursuant to Item 402(v) of Regulation S-K.

(2)
These amounts reflect the average total compensation reported for the Company’s NEOs as a group (excluding Mr. Watt) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Watt) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2023 and 2022 Messrs. Kingsley, Stagliano and Sparks, and Ms. Mahoney; (ii) for 2021 Messrs. Kingsley, Moran and Stagliano and Mmes. Burns, Halliday and Wiles; and (iii) for 2020 Messrs. Moran, Brenner and Stagliano and Ms. Scarlett.

(3)
The amounts shown above represent “Compensation Actually Paid” to the other NEOs for each corresponding year, in accordance with the requirements of Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the other NEOs during the applicable year. The adjustments in the below table were made to the other NEOs total compensation in the Summary Compensation Table for each year to determine the “Compensation Actually Paid” pursuant to Item 402(v) of Regulation S-K.

(4)
The amounts shown above represent the Company’s cumulative TSR on an assumed investment of $100 in shares of our common stock over the indicated measurement period. The cumulative TSR reported above was calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment and the difference between our share price at the end and the beginning of the indicated measurement period by our share price at the beginning of the measurement period.

(5)	The peer group for purposes of this table is the KBW Regional Banking Index (“KRX”), which is the same peer group disclosed in the Company’s Annual Report on Form 10-K.
(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(7)	The dollar amounts reported represent the amount of diluted earnings per share reflected in the Company’s audited financial statements for the applicable year.
57

Pay Versus Performance
The following table reconciles the Summary Compensation Table to the Pay Versus Performance Table above for the CEO. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
	2023 ($)	2022 ($)	2021 ($)	2020 ($)
Compensation from Summary Compensation Table	2,522,200	3,114,914	2,766,141	2,412,229
Less Grant Date Fair Value of Stock Awards in Covered Year, as reported in the Summary Compensation Table	(685,744)	(718,779)	(725,136)	(652,239)
Add the Fair Value of Equity Awards Granted During the Covered Year determined as of the end of the Covered Year	892,414	854,897	719,074	744,286
Add Change in Fair Value of Equity Awards Granted in Prior Years that remain outstanding and unvested at the end of the Covered Year	(27,867)	250,000	277,295	(240,096)
Change in Fair Value for Equity Awards Granted in Prior Years that vested in the Covered Year	24,787	97,000	51,767	2,580
Less Aggregate Change in the Actuarial Pension Value of the Accumulated Benefit, as Reported in the Summary Compensation Table for the Covered Year	(585,612)	(255,176)	(317,897)	(282,164)
Add pension value attributable to Covered Year’s service and any change in pension value attributable to plan amendments made in the Covered Year	354,775	273,762	243,114	264,655
Compensation Actually Paid	2,494,953	3,616,618	3,014,358	2,249,251
The following table reconciles the Summary Compensation Table to the Pay Versus Performance Table above for the other NEOs. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
	2023 ($)	2022 ($)	2021 ($)	2020 ($)
Compensation from Summary Compensation Table	793,495	1,105,432	653,695	815,023
Less Grant Date Fair Value of Stock Awards in Covered Year, as reported in the Summary Compensation Table	(234,913)	(275,923)	(150,859)	(212,900)
Add the Fair Value of Equity Awards Granted During the Covered Year determined as of the end of the Covered Year	305,373	332,066	154,751	242,946
Add Change in Fair Value of Equity Awards Granted in Prior Years that remain outstanding and unvested at the end of the Covered Year	(6,906)	29,504	55,992	(139,690)
Change in Fair Value for Equity Awards Granted in Prior Years that vested in the Covered Year	(1,266)	9,779	27,030	1,880
Less the fair value of any equity awards granted in a Prior Year that were forfeited in the Covered Year determined as of the end of the Prior Year	—	—	(52,969)	—
Less Aggregate Change in the Actuarial Pension Value of the Accumulated Benefit, as Reported in the Summary Compensation Table for the Covered Year	(8,753)	(1,535)	(5,097)	(9,208)
Add pension value attributable to Covered Year’s service and any change in pension value attributable to plan amendments made in the Covered Year	4,250	2,583	3,167	5,003
Compensation Actually Paid	851,280	1,201,906	685,710	703,054
58

Pay Versus Performance
The graphs below illustrate the relationship between “Compensation Actually Paid” to our CEO as well as average actual compensation paid to our other NEOs over the indicated years to the Company’s TSR, net income and earnings per share. In addition, the first table below compares our cumulative TSR and peer group cumulative TSR for the indicated years.

Compensation Actually Paid vs. TSR Performance
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Compensation Actually Paid
$160
$120
$80
$40
$-
Total Shareholder Return ($100 Investment)
2020
2021
2022
2023
CEO Pay
Average NEO Pay
NBT TSR
KRX TSR

59

Pay Versus Performance

As also required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, below is an unranked list of the most important financial measures used by the Committee to link executive compensation actually paid to each NEO to Company performance for the 2023 fiscal year:
•	Earnings per share
•	Return on average tangible common equity
•	Total shareholder return
•	Efficiency ratio
•	Net charge-offs to total loans
•	Year-over-year loan growth
•	Year-over-year deposit growth
60

Audit Committee Report
Audit Committee Report
Our Audit Committee is comprised of seven directors who are not officers or employees of NBT. Each of the members of the Audit Committee is an independent director as defined by the SEC rules and Rule 5605 of the Nasdaq Stock Market. The Audit Committee held four meetings during 2023. The meetings were designed to facilitate and encourage private communication between the Audit Committee, the Director of Internal Audit and our independent registered public accounting firm, KPMG LLP.
Our Audit Committee acts under a written charter adopted and approved by our Board, a copy of which is available on the Company’s website at www.nbtbancorp.com/bn/corporate-governance.html and assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Company’s management has responsibility for establishing and maintaining adequate internal controls, preparing the financial statements and the public reporting process. KPMG LLP, the Company’s independent registered public accounting firm for 2023, is responsible for expressing opinions on these financial statements and on the Company’s internal controls over financial reporting based on their integrated audits performed in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”). The Committee reviews internal and external audits of the Company and the adequacy of the Company’s accounting, financial, and compliance controls, and selects the Company’s independent registered public accounting firm (subject to ratification by stockholder vote at the Annual Meeting).
The Audit Committee has performed the procedures specified in the charter regarding the preparation and review of our consolidated financial statements as of and for the year ended December 31, 2023. Among the procedures performed, the Audit Committee has:
•	Reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2023 with NBT management and KPMG LLP, our independent registered public accounting firm;
•	Discussed with KPMG LLP the matters required to be discussed by the applicable standards of the PCAOB and SEC; and
•	Received the written disclosures and the letter from KPMG LLP required by relevant professional and regulatory standards and discussed with KPMG LLP its independence.
The Committee reviews its performance on an annual basis pursuant to its Committee Charter, as well as reviewing the performance of KPMG LLP as the Company’s independent registered public accounting firm.
On the basis of its review as specified in the charter and discussions referred to in this section of the Proxy Statement, the Audit Committee has recommended to our Board that the audited consolidated financial statements be included in our Annual Report Form 10-K for the year ended December 31, 2023 for filing with the SEC.
Audit Committee of NBT Bancorp Inc.
Lowell A. Seifter (Chair)
J. David Brown
Timothy E. Delaney
James H. Douglas
Heidi M. Hoeller, CPA
V. Daniel Robinson II
Matthew J. Salanger
61

PROPOSAL 2: Non-Binding Advisory Vote Regarding Compensation of the Named Executive Officers of the Company
PROPOSAL 2: Non-Binding Advisory Vote Regarding Compensation of the Named Executive Officers of the Company
Pursuant to Section 14A of the Exchange Act, the Company is providing its stockholders an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of its NEOs as disclosed in this Proxy Statement. Based on the results of the non-binding stockholder advisory vote on the frequency of stockholder votes on executive compensation at the Annual Meeting on May 16, 2023, the Compensation Committee and the Board determined that stockholder advisory vote on the executive compensation will take place every year, until and unless our stockholders vote to hold such an advisory vote with a different frequency, at which time our Board will carefully consider the stockholder vote resulting from the proposal and continue to evaluate the options for how frequently we hold “say-on-pay” votes.
The compensation of our NEOs is disclosed in the Compensation Discussion and Analysis, the compensation tables and the other related tables and narrative disclosure contained within this Proxy Statement. As discussed in those disclosures, the Board believes that the Company’s executive compensation philosophy, guidelines and programs provide a strong link between each NEO’s compensation and the Company’s short and long-term performance. The primary objectives of the Company’s executive compensation program are to attract and retain talented senior executives and to motivate senior executives by rewarding them for outstanding corporate and individual performance.
The Company is asking its stockholders to indicate their support for its NEO compensation as described in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives the Company’s stockholders the opportunity to express their views on the compensation of the Company’s NEOs. Accordingly, stockholders are being asked to vote “FOR” the following resolution:
“RESOLVED, that the stockholders of NBT Bancorp Inc. approve, on an advisory basis, the compensation of the NEOs, as described in the Compensation Discussion and Analysis, the summary compensation tables and the other related tables and narrative disclosure contained within the Company’s Proxy Statement for its 2024 Annual Meeting of stockholders.”
Your vote on this Proposal 2 is advisory, and therefore not binding on the Company, the Committee or the Board. The Board and the Committee value the opinions of the Company’s stockholders and to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, the Company will consider its stockholders’ concerns and the Committee will evaluate whether any actions are necessary to address those concerns.
The affirmative vote of a majority of the outstanding shares of our common stock represented by proxy at the Annual Meeting is required to approve this Proposal 2. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote for this proposal. If no voting instructions are given, the accompanying proxy will be voted for this Proposal 2.
The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis, the summary compensation table and the other related tables and narrative disclosure contained within this Proxy Statement.
62

PROPOSAL 3: Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan
PROPOSAL 3: Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan
The Company is asking stockholders to consider and vote upon a proposal to approve the NBT Bancorp Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”).
Background
Upon recommendation of our Compensation and Benefits Committee of the Board of Directors (the “Committee”), on March 18, 2024, the Board of Directors adopted the 2024 Plan, subject to approval from our stockholders at the Annual Meeting. The 2024 Plan, if approved, will replace the NBT Bancorp Inc. 2018 Omnibus Incentive Plan (the “2018 Plan”). The 2024 Plan, like the 2018 Plan, provides for the grant of equity awards to officers, employees, consultants, advisors and directors of the Company and our affiliates selected from time to time by our Committee. No awards will be made under the 2024 Plan until stockholders approve this proposal. Upon approval of this proposal, any shares remaining available for grant under the 2018 Plan will no longer be available for grant, except to the extent subject to outstanding equity awards.
Stockholders are being asked to approve the 2024 Plan, including the issuance of shares of our Common Stock to eligible grantees in accordance with the 2024 Plan, in order to assist the Company in accomplishing the purpose set forth below. In the judgment of the Board of Directors, an initial or additional grant under the 2024 Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2024 Plan grantees with those of our stockholders.
Highlights and Key Features
Shares Available and Outstanding
If approved by our stockholders, the number of shares of Common Stock reserved for issuance under the 2024 Plan will be equal to the sum of (i) 750,000 shares of Common Stock, plus (ii) the number of shares of Common Stock which become available for grant due to forfeiture of awards outstanding under the 2018 Plan and any other prior plans.
The following table shows the information as of March 13, 2024, regarding outstanding equity awards and shares available for future awards under the 2018 Plan.
As of March 13, 2024
Total number of stock options outstanding	5,350
Weighted-average exercise price of stock options outstanding	$33.24
Weighted-average remaining duration of stock options outstanding	2.31
Total number of full value awards outstanding	508,821
Shares available for grant under the 2018 Plan	110,316
Total shares of common stock outstanding as of the record date	47,155,015
Overhang
As of March 13, 2024
Total number of stock options outstanding	5,350
Total number of full value awards outstanding	508,821
New share request under the 2024 Plan	750,000
Total dilutive shares after the 2024 Plan approval[1]	1,264,171
Total shares of common stock outstanding as of the record date	47,155,015
Potential overhang after the 2024 Plan Approval	2.68%
(1)	Excludes shares available for grant under the 2018 Plan. When the 2024 Plan is approved no additional awards will be made under the 2018 Plan.
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PROPOSAL 3: Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan
Burn Rate
	2023	2022	2021
Restricted Stock Units Granted	139,187	169,978	141,289
Options Granted	—	—	—
Total	139,187	169,978	141,289

Basic Weighted Average Common Shares Outstanding	44,528,221	42,917,220	43,420,903
Burn Rate	0.31%	0.40%	0.33%
3-year Average		0.34%
Plan Considerations
Reasonable Plan Cost
•	Reasonable number of 750,000 shares of Common Stock requested for plan reserve
•	Awards would not have a substantially dilutive effect (issuance of all awards is less than 2% of outstanding shares of Common Stock)
•	Estimated duration of 5 years
Responsible Grant Practices
•	0.34% three-year average burn rate is well below the ISS industry standard of 1.05%
•	At least 50% of executive equity compensation is performance-conditioned
Stockholder-Friendly Plan Features
•	Granting of options or stock appreciation rights only at an exercise price at least equal to fair market value on the grant date
•	Ten-year maximum term for options and stock appreciation rights
•	No repricing of options or stock appreciation rights without prior stockholder approval
•	No dividend equivalents on stock options or stock appreciation rights
•	No dividends or dividend equivalents paid on unearned/unvested awards
•	No reload or “evergreen” share replenishment features
•	No liberal share recycling in connection with options and stock appreciation rights
•	Annual non-employee director compensation limit
•	No liberal definition of “change in control”
Effective as of 2024 Plan Approval
On March 18, 2024, the Committee conditionally approved the grant of Performance Units and Retention Units under the 2024 Plan to nine eligible recipients, including each of the Company’s NEOs, which awards are subject to stockholder approval of the 2024 Plan and, if the 2024 Plan is so approved, will be granted effective as of date of the Annual Meeting.
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PROPOSAL 3: Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan
New Plan Benefits
Name and Position	Dollar Value ($)	Number of Units(1)
John H. Watt, Jr. President and CEO	793,800	22,680
Scott A. Kingsley Executive Vice President and CFO	698,400	19,954
Joseph R. Stagliano Executive Vice President, President of Retail Community Banking and Chief Information Officer	282,490	8,072
Ruth H. Mahoney Executive Vice President, President of Wealth Management and Regional President for the Capital District, North Country and Hudson Valley	210,559	6,016
M. Randolph Sparks Executive Vice President, General Counsel, Corporate Secretary and Chief Ethics Officer	230,559	6,588
All Executive Officers as a Group	3,048,094	87,090
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	—	—
(1)
The Committee approved the dollar value shown in the table above. While the actual dollar value of such awards is currently fixed, the actual number of units will be determined by dividing such dollar value by the closing price per share of Common Stock on the grant date. If the 2024 Plan is approved, the grant date will be the date of the Annual Meeting, and as a result the actual number of units will not be determinable until such time. For purpose of this disclosure, we have assumed a closing price per share of Common Stock of $35.00.

Other than the awards above, the awards that will be made to eligible grantees under the 2024 Plan are subject to the discretion of our Committee, and thus the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible grantees under the 2024 Plan.
Summary of the Material Terms of the 2024 Plan
A description of the provisions of the 2024 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2024 Plan, a copy of which is attached as Appendix B to this proxy statement.
Purpose of the Plan. The purpose of the 2024 Plan is to attract and to encourage the continued employment and service of, and maximum efforts by, officers, employees, directors, consultants or advisors by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.
Administration. The 2024 Plan will be administered by our Committee. Subject to the terms of the plan, the Committee may select grantees to receive awards, determine the types and number of awards and terms and conditions of awards, determine conclusively whether a corporate transaction has occurred, accelerate the vesting or allow lapse of restrictions with respect to any award and interpret provisions of the plan. Members of the Committee serve at the pleasure of the Board of Directors.
Common Stock Reserved for Issuance under the Plan and Share Limits. The number of shares of Common Stock reserved for issuance under the 2024 Plan will be equal to the sum of (i) 750,000 shares of Common Stock, plus (ii) the number of shares of Common Stock which become available for grant due to forfeiture of awards outstanding under the 2018 Plan and any other prior plans. The Common Stock issued or to be issued under the 2024 Plan consists of authorized but unissued shares and treasury shares.
If any shares covered by an award under the 2024 Plan are not purchased or are forfeited, or if an award otherwise terminates without delivery of any Common Stock, then the number of shares of Common Stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the 2024 Plan. However, the number of shares of Common Stock available for issuance under the 2024 Plan will not be increased by the number of shares of common stock (i) tendered, withheld, or subject to an award surrendered in connection with the exercise of an option, (ii) purchased by the Company with proceeds from option exercises, or (iii) not issued upon the net settlement or net
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PROPOSAL 3: Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan
exercise of a stock-settled stock appreciation right. Any shares of Common Stock deducted or delivered from payment of an award (other than an option or stock appreciation right) in connection with the Company’s tax withholding obligations will again be available for making awards under the 2024 Plan.
The maximum total fees and aggregate grant date fair value of awards under the 2024 Plan that may be paid or granted in any calendar year to a non-employee director is $750,000, provided, however, that the foregoing limitation shall not apply (a) during the first year an individual is newly elected or appointed as a non-employee director and (b) to the extent that a non-employee director has been or becomes an employee of the Company during the calendar year.
Eligibility. Awards may be made under the 2024 Plan to employees, officers, directors, consultants or advisers of the Company or any of our affiliates. As of March 22, 2024, approximately 2,053 employees and eleven non-employee directors of the Company or any of our affiliates are eligible to participate in the 2024 Plan.
Amendment or Termination of the Plan. If approved by the stockholders, the 2024 Plan will become effective as of the date of the Annual Meeting. The Board of Directors may amend, suspend or terminate the plan at any time and for any reason. The 2024 Plan shall terminate in any event on May 20, 2034, which is the day before the tenth anniversary of its effective date. Amendments to the 2024 Plan will be submitted for stockholder approval to the extent required by the Board, applicable laws, or by applicable stock exchange listing requirements. Our stockholders also must approve any amendment that changes the no re-pricing, option pricing, and stock appreciation right pricing provisions of the 2024 Plan.
Awards. The Committee may grant under the 2024 Plan:
•	Options to purchase shares of Common Stock;
•
Stock appreciation rights, which are a right to receive a number of shares or, at the discretion of the Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Committee;

•	Restricted stock, which are shares of Common Stock subject to restrictions;
•	Restricted stock units, which are Common Stock units subject to restrictions;
•	Unrestricted stock, which are shares of Common Stock not subject to restrictions;
•	Dividend equivalent rights, which are rights entitling the recipient to receive credits for dividends that would be paid if the recipient had held a specified number of shares of Common Stock; and
•	Cash awards.
Options. The 2024 Plan permits the granting of options to purchase shares of Common Stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.
The exercise price of each option may not be less than 100% of the fair market value of our Common Stock on the date of grant. In the case of 10% stockholders, if applicable, who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by employees of companies that the Company acquires. In such a case, the exercise price is adjusted to preserve the economic value of the employee’s option from his or her former employer.
The term of each option is fixed by the Committee and generally may not exceed 10 years from the date of grant. In the case of 10% stockholders, if applicable, who receive incentive stock options, the term may not exceed 5 years. If the option would expire during a period in which the grantee is (i) subject to a lock-up agreement restricting the grantee’s ability to sell stock in the open market or (ii) restricted from selling stock in the open market because the grantee is not then eligible to sell under the Company’s insider trading or similar plan as then in effect, the option's expiration will be delayed until 2½ months after the date such restriction ends. The Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Committee.
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PROPOSAL 3: Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan
Options granted under the 2024 Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited “not for value” transfers of non-qualified options as a gift, a transfer under a domestic relations order in settlement of marital property rights, or a transfer to or for the benefit of family members.
Stock Appreciation Rights. The 2024 Plan permits the granting of stock appreciation rights that provide the grantee with the right to receive, upon exercise of the stock appreciation right, an amount equal to the excess of the fair market value of our Common Stock on the date of exercise over the stock appreciation right’s exercise price, which must be equal to or greater than 100% of the fair market value of our Common Stock on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed ten years from the date of grant. Stock appreciation rights granted under the 2024 Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited “not for value” transfers of stock appreciation rights as a gift, a transfer under a domestic relations order in settlement of marital property rights, or a transfer to or for the benefit of family members.
Restricted Stock and Restricted Stock Units. The 2024 Plan also authorizes the Committee to grant restricted stock and restricted stock units. Subject to the provisions of the 2024 Plan, the Committee will determine the terms and conditions of each award of restricted stock and restricted stock units, including the restricted period for all or a portion of the award, the restrictions applicable to the award, and the purchase price (if any) for the shares of Common Stock subject to the award. Restricted stock and restricted stock units may vest solely by the passage of time and/or pursuant to achievement of performance goals, and the restrictions and/or the restricted period may differ with respect to each award of restricted stock and restricted stock units. An award will be subject to forfeiture if events specified by the Committee occur before the lapse of the restrictions. During the period, if any, when shares of restricted stock and restricted stock units are non-transferable or forfeitable or prior to the satisfaction of any other restrictions prescribed by the Committee, a grantee is prohibited from selling, transferring, assigning, pledging, or otherwise encumbering or disposing of his or her shares of restricted stock or restricted stock units.
A grantee of restricted stock will have all the rights of a stockholder, including the right to vote the shares and receive dividends or distributions on the shares. Grantees of restricted stock units will have no voting or dividend rights or other rights associated with share ownership, although the Committee may award dividend equivalent rights on such units. Notwithstanding the foregoing, grantees will not vest in dividends paid on restricted stock or in dividend equivalent rights with respect to restricted stock units unless the underlying awards vest.
Dividend Equivalent Rights. The 2024 Plan authorizes our Committee to grant dividend equivalent rights, which are rights entitling the grantee to receive credits for dividends or distributions that would be paid if the grantee had held a specified number of shares of Common Stock underlying the right. The Committee may grant dividend equivalent rights to a grantee in connection with an award under the 2024 Plan, or without regard to any other award, except that no dividend equivalent rights may be granted in connection with, or related to, an option or stock appreciation right. Dividend equivalent rights may be settled in cash, shares of Common Stock, or a combination of the foregoing, in a single installment or in multiple installments, as determined by the Committee. A dividend equivalent right granted as a component of another award may provide that the dividend equivalent right will be settled upon exercise, settlement, or payment of, or lapse of restrictions on, the other award, and that the dividend equivalent right will expire or be forfeited or annulled under the same conditions as the other award, and a dividend equivalent right granted as a component of another award also may contain terms and conditions that are different from the terms and conditions of the other award, except in each case that dividend equivalent rights credited as a component of another award may not vest unless the underlying award vests and settles.
Performance Awards. The 2024 Plan authorizes the Committee to grant awards that vest in whole or in part subject to the attainment of performance goals over a performance period, ultimately payable in shares of Common Stock or cash, in such amounts and upon such terms as determined by the Committee. The Committee may set performance goals in its discretion that, depending on the extent to which they are met, will determine the value and/or number of shares or cash value that will be paid out to a grantee. The Committee will establish the performance periods for these performance awards.
Form of Payments. The exercise price for any option or the purchase price (if any) for restricted stock or vested restricted stock units is generally payable (i) in cash or cash equivalents, (ii) by the surrender of shares of Common
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PROPOSAL 3: Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan
Stock (or attestation of ownership of shares of Common Stock) with an aggregate fair market value, on the date of such surrender, of the exercise price or purchase price, (iii) to the extent permissible by applicable law, by payment through a broker in accordance with procedures set forth by the Company, or (iv) to the extent the award agreement provides, any other form permissible by applicable law, including with the consent of the Committee, by withholding the number of shares of Common Stock that would otherwise vest or be issuable in an amount equal in value to the exercise price or purchase price and/or any withholding taxes.
Effect of Certain Corporate Transactions. If the Company experiences a corporate transaction (as defined in the 2024 Plan) in which outstanding awards are assumed, continued or substituted for, the awards will continue in the manner and under the terms so provided, to the extent a provision is made in writing for the assumption and continuation of such awards; provided that, any award so assumed or substituted will become fully vested (and remain exercisable for one year or the earlier expiration of the term) if the grantee of the award is terminated without cause (as defined in the 2024 Plan) within one year following the consummation of such corporate transaction.
If the Company experiences a corporate transaction in which awards are not assumed: (i) immediately before the corporate transaction, all outstanding restricted stock, restricted stock units and dividend equivalent rights (other than performance awards) shall be deemed to have vested, and all shares of Common Stock and/or cash subject to such awards will be delivered, and (ii) either or both of the following actions shall be taken: (a) all options, stock appreciation rights, restricted stock, restricted stock units and/or dividend equivalent rights will be terminated and cashed out or redeemed for securities of equivalent value, and/or (b) all options and stock appreciation rights will become exercisable for a period before the corporate transaction. Performance awards will vest (i) if less than half of the performance period has lapsed, at deemed achievement of target or (ii) if half or more of the performance period has lapsed, at actual achievement if determinable or at deemed achievement of target if actual is not determinable.
Adjustments for Stock Dividends and Similar Events. The Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the 2024 Plan to reflect recapitalizations, reclassifications, stock splits, combinations of shares, exchanges of shares, stock dividends, other stock distributions, and other similar events.
No Repricing. Except in connection with a corporate transaction involving the Company (including any stock dividend, distribution (whether in the form of cash, shares, other securities or other property), stock split, extraordinary cash dividend, recapitalization, corporate transaction (as defined in the 2024 Plan), reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Common Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding options or stock appreciation rights to reduce the exercise price of such outstanding options or stock appreciation rights, (ii) cancel outstanding options or stock appreciation rights in exchange for options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights, or (iii) cancel outstanding options or stock appreciation rights with an exercise price above the current fair market value, in exchange for cash, awards or other securities.
Fair Market Value. For so long as the Common Stock remains listed, quoted or publicly traded on an established national or regional stock exchange, the fair market value on any date of determination will be the closing price of a share of Common Stock as reported on such stock exchange on such date. If there is no reported closing price on such date, the fair market value will be the closing price of a share of Common Stock on the next preceding date on which any sale was reported on such stock exchange. On March 22, 2024, the closing price of a share of Common Stock as reported on the NASDAQ was $35.57 per share.
Summary of the Material U.S. Federal Income Tax Consequences
A summary of the material U.S. federal income tax consequences of awards under the 2024 Plan for grantees and the Company will depend on the type of award granted. The following summary description of material U.S. federal income tax consequences is intended only for the general information of our stockholders. A grantee under the 2024 Plan should not rely on this description and instead should consult his or her own tax advisor.
Incentive Stock Options. The grant of an incentive stock option will not be a taxable event for the grantee or the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain or loss realized upon a disposition of our Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain or loss if the grantee holds the shares of our Common Stock for at least two years after the date of grant and for one year after the date of
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PROPOSAL 3: Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan
exercise (the “holding period requirement”). The Company will not be entitled to a business expense deduction with respect to an incentive stock option, except as discussed below.
For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of one of our direct corporate subsidiaries from the date the incentive stock option is granted through a date within three months before the date of exercise of the option.
If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the shares of our Common Stock in an amount generally equal to the excess of the fair market value of our Common Stock at the time the option was exercised over the option’s exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Code and to certain reporting requirements.
Non-Qualified Options. The grant of a non-qualified option will not be a taxable event for the grantee or the Company. Upon exercising a non-qualified option, the grantee will recognize ordinary income in an amount equal to the difference between the option’s exercise price and the fair market value of our Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of our Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). Capital gain or loss will be long-term if the grantee has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
A grantee who has transferred a non-qualified option to a family member will realize taxable income at the time the non-qualified option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of our Common Stock will be the fair market value of the shares of Common Stock on the date the non-qualified option is exercised. The transfer of vested non-qualified options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred non-qualified options nor the shares acquired on exercise of the transferred non-qualified options will be includable in the grantee’s estate for estate tax purposes.
In the event a grantee transfers a non-qualified option to his or her ex-spouse incident to the grantee’s divorce, neither the grantee nor the ex-spouse will recognize any taxable income at the time of the transfer. In general, a transfer is made “incident to divorce” if the transfer occurs within one year after the marriage ends or if it is related to the end of the marriage (for example, if the transfer is made pursuant to a divorce order or settlement agreement). Upon the subsequent exercise of such non-qualified option by the ex-spouse, the ex-spouse will recognize taxable income in an amount equal to the difference between the option’s exercise price and the fair market value of our Common Stock at the time of exercise. Any distribution to the ex-spouse as a result of the exercise of the non-qualified option will be subject to employment and income tax withholding at that time.
Stock Appreciation Rights. The grant of a stock appreciation right will not be a taxable event for the grantee or the Company. Upon exercising a stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the stock appreciation right’s exercise price and the fair market value of our Common Stock on the date of exercise. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the shares of our Common Stock are subject to restrictions (that is, the shares of restricted stock are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year the award is granted in an amount equal to the fair market value of the shares of Common Stock on the date of the grant (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such Section 83(b) election, the fair market value of the shares of Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse, and dividends paid while the shares of Common Stock is subject to restrictions will be subject to
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PROPOSAL 3: Approval of the NBT Bancorp Inc. 2024 Omnibus Incentive Plan
withholding taxes. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Restricted Stock Units. The grant of restricted stock units (including deferred stock units) will not be a taxable event for the grantee or the Company. A grantee who receives restricted stock units will recognize ordinary income in an amount equal to the fair market value of the shares issued, or in the case of a cash-settled award, the amount of the cash payment made, to such grantee at the end of the restriction period or, if later, the payment date. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Unrestricted Stock. The grant of unrestricted stock is a taxable event for the grantee. A grantee who receives shares of unrestricted stock will recognize ordinary income on the grant date in an amount equal to the fair market value of the shares issued, reduced by the amount, if any, paid for such shares. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Upon a subsequent sale or exchange of shares of unrestricted stock, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income on the grant date). Capital gain or loss will be long-term if the grantee has held the shares for more than one year. Otherwise, the capital gain or loss will be short-term.
Dividend Equivalent Rights. The grant of dividend equivalent rights will not be a taxable event for the grantee or the Company. A grantee who receives dividend equivalent rights will recognize ordinary income on the date of payment in the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Cash-Based Awards. The grant of a cash award will not be a taxable event for the grantee or the Company. A grantee who receives a cash award will recognize ordinary income on the date of payment in the amount distributed to the grantee pursuant to the award. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.
Section 280G. To the extent payments which are contingent on a change in control are determined to exceed certain Internal Revenue Code limitations, they may be subject to a 20% nondeductible excise tax and the Company's deduction with respect to the associated compensation expense may be disallowed in whole or in part. The 2024 Plan includes a Section 280G “best after tax” provision, meaning, if any of the payments under the 2024 Plan or otherwise would constitute parachute payments within the meaning of Section 280G of the Code and would be subject to the excise tax imposed under Section 4999 of the Code, the payments will be reduced by the amount required to avoid the excise tax if such a reduction would give the grantee a better after-tax result than if the grantee received the payments in full.
Recommendation
The Board of Directors unanimously recommends that the stockholders vote “FOR” the approval of the 2024 Omnibus Incentive Plan. Proxies solicited by this Proxy Statement will be voted “FOR” the proposal above unless a vote against the proposal or an abstention is specifically indicated.
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PROPOSAL 4: Ratification of Appointment of Independent Registered Public Accounting Firm
PROPOSAL 4: Ratification of Appointment of Independent Registered Public Accounting Firm
Independent Registered Public Accounting Firm
Our Audit Committee has appointed KPMG LLP as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2024, subject to the ratification by stockholder vote at the Annual Meeting. KPMG LLP has served as our independent registered public accounting firm since 1987. We expect representatives of KPMG LLP will be present at our Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions.
Although stockholder ratification of the appointment of the Company’s independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of KPMG LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection.
The affirmative vote of a majority of the outstanding shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve this Proposal 4. Abstentions will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote for this proposal. If no voting instructions are given, the accompanying proxy will be voted for this Proposal 4.
The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.
Audit Fees and Non-Audit Fees
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of NBT’s annual consolidated financial statements and the effectiveness of internal control over financial reporting for the fiscal years ended December 31, 2023 and 2022, and fees billed for other services provided by KPMG LLP. Prior to any new engagement representing a permissible audit or non-audit activity, approval of the Audit Committee is required.
	2023	2022
Audit Fees (1)	$1,393,000	$1,071,500
Audit Related Fees (2)	77,350	73,700
All Other Fees (3)	—	25,000
Total Fees	$1,470,350	$1,170,200
(1)
Audit Fees consist of fees billed for professional services rendered for the audit of NBT’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements including fees in 2023 related to the Salisbury acquisition. Audit Fees also include activities related to internal control reporting under Section 404 of the Sarbanes-Oxley Act.

(2)
Audit Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of NBT’s consolidated financial statements and are not reported under “Audit Fees.” This category includes fees for employee benefit plan audits.

(3)	All Other Fees consist of professional services rendered in connection with the Consent for the Form S-4 registration statement.
Audit Committee Review
Our Audit Committee concluded that KPMG LLP’s provision of the non-audit services summarized in the preceding section is compatible with maintaining KPMG LLP’s independence.
Audit Committee Pre-Approval Requirements
The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by KPMG LLP. Annually, the Audit Committee will consider and approve the provision of audit and non-audit services by KPMG LLP that are not prohibited by law. In addition, the Audit Committee will, as necessary, consider and approve the provision of additional audit and non-audit services by KPMG LLP which are not encompassed by the Audit Committee’s annual pre-approval. All audit and non-audit services performed by KPMG LLP during fiscal year 2023 were pre-approved pursuant to the procedures outlined above, and none of the engagements pre-approved by the Committee during 2023 made use of the de minimis exception to pre-approval contained in the applicable rules of the SEC.
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Other Matters
Other Matters
Stockholder Proposals for the 2025 Annual Meeting
Stockholder Proposals for Inclusion in Next Year’s Proxy Statement
Stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act for inclusion in our proxy statement for the 2025 Annual Meeting of stockholders must be received by the Company by December 6, 2024. Each proposal must comply with the requirements as to form and substance established by the SEC for such a proposal to be included in the Proxy Statement and form of proxy. SEC rules set forth standards as to what stockholder proposals corporations must include in a proxy statement for an Annual Meeting.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 17, 2025.
Other Stockholder Proposals for Presentation at Next Year’s Annual Meeting
The Company’s Bylaws establish an advance notice procedure with regard to any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2025 Annual Meeting. Written notice of such stockholder proposal for the next Annual Meeting of our stockholders must be received by our President at our principal executive offices not later than January 17, 2025 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such matter. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, the Company may exercise discretionary voting authority under proxies it solicits to vote on any such proposal as it determines appropriate.
Important Notice Regarding Delivery of Stockholder Documents
Only one copy of this Proxy Statement and the Company’s 2023 Annual Report may be sent to an address shared by more than one stockholder. This practice, known as “householding,” is designed to reduce the Company’s printing and mailing costs. If any stockholder residing at such an address wishes to receive a separate copy of this Proxy Statement or the Company’s 2023 Annual Report, he or she may request a copy of the materials for this and/or future stockholder meetings by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line.
Other Matters
As of the date of this Proxy Statement, our Board knows of no matters that will be presented for consideration at our meeting other than as described in this Proxy Statement. If any other matters should properly come before our meeting and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by those proxies as to those matters. The persons named as proxies intend to vote in accordance with the determination of the majority vote of our Board.
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Appendix A: Non-GAAP Reconciliation
Appendix A: Non-GAAP Reconciliation
Non-GAAP Reconciliation
This Proxy on Form DEF 14A contains financial information determined by methods other than in accordance with GAAP. Where non-GAAP disclosures are used in this Proxy on Form DEF 14A, the comparable GAAP measure, as well as a reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information that is important to an understanding of the results of the Company’s core business as well as provide information standard in the financial institution industry. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.
Non-GAAP Reconciliation – Business Highlights and Executive Incentive Compensation Plan
The measures, operating net income, operating diluted earnings per share, return on average tangible common equity and efficiency are measures not recognized under GAAP and therefore are considered non-GAAP financial measures. Operating net income and operating diluted earnings per share which excludes the impact of acquisition expenses, acquisition-related provision for credit losses, securities (losses) gains and an impairment of a minority interest equity investment. Return on average tangible common equity is a measure used by management as it calculates the return available to common stockholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. The Company use net interest income on a fully taxable equivalent basis to calculate our efficiency ratio. This presentation is the preferred industry measurement of net interest income as it provides a relevant comparison of net interest income arising from taxable and tax-exempt sources. The Company excluded notable items from the presentation of efficiency ratio. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our company’s reported results prepared in accordance with GAAP.
The following table provides the non-GAAP reconciliation.
Dollars in thousands, except per share data	2023	2022
Return on average tangible common equity:
Net income	$118,782	$151,995
Amortization of intangible assets (net of tax)	3,551	1,698
Net income, excluding intangible amortization	$122,333	$153,693
Average stockholders’ equity	$1,272,333	$1,199,383
Less: average goodwill and other intangibles	332,667	289,238
Average tangible common equity	$939,666	$910,145
Return on average tangible common equity	13.02%	16.89%
Operating net income:
Net income	$118,782	$151,995
Acquisition expenses	9,978	967
Acquisition-related provision for credit losses	8,750	—
Acquisition-related reserve for unfunded loan commitments	836	—
Impairment of a minority interest equity investment	4,750	—
Securities losses	9,315	1,131
Adjustments to net income	$33,629	$2,098
Adjustments to net income (net of tax)	$25,965	$1,623
Operating net income	$144,747	$153,618
Operating diluted earnings per share	$3.23	$3.56
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Appendix A: Non-GAAP Reconciliation
The following table provides the non-GAAP reconciliation.
Dollars in thousands	2023
Efficiency ratio:
Noninterest expense	$341,664
Acquisition expenses	(9,978)
Impairment of a minority interest equity investment	(4,750)
Reserve for unfunded loan commitments	(30)
Acquisition-related reserve for unfunded loan commitments	(836)
Net gains on sale of other real estate owned	69
Amortization of intangible assets	(4,734)
Operating expense	$321,405
Net interest income	$378,219
FTE adjustment	2,034
FTE net interest income	$380,253
Noninterest income	$142,178
Securities losses	9,315
Operating Revenue	$531,746
Efficiency Ratio	60.44%
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
Appendix B: NBT Bancorp Inc.

2024 Omnibus Incentive Plan
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
NBT BANCORP INC.

2024 OMNIBUS INCENTIVE PLAN
The Company sets forth herein the terms of its 2024 Omnibus Incentive Plan, as follows:
1. PURPOSE
The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees, and other persons, and to motivate such persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to non-employee directors and any consultants or adviser providing services to the Company or an Affiliate shall in all cases be non-qualified stock options.
2. DEFINITIONS
For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:
2.1 “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting Options or Stock Appreciation Rights, an entity may not be considered an Affiliate if it results in noncompliance with Code Section 409A.
2.2 “Applicable Law” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any stock exchange or securities market on which the Stock is listed, quoted or publicly traded.
2.3 “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Unrestricted Stock, Dividend Equivalent Rights, or cash award under the Plan.
2.4 “Award Agreement” means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
2.5 “Benefit Arrangement” shall have the meaning set forth in Section 15 hereof.
2.6 “Board” means the Board of Directors of the Company.
2.7 “Cause” shall have the meaning set forth in an employment or other service agreement between a Grantee and the Company or an Affiliate, and in the absence of any such employment or service agreement or if such agreement does not define “cause,” shall mean, with respect to any Grantee and as determined by the Committee: (1) personal dishonesty, incompetence (which shall be measured against standards generally prevailing in the financial institutions industry), willful or gross misconduct with respect to the business and affairs of the Company or NBT Bank, National Association (“NBT Bank”), or with respect to any of their affiliates for which Grantee is assigned material responsibilities or duties; (2) willful neglect, failure, or refusal to carry out Grantee’s duties in a reasonable manner after a written demand for substantial performance is delivered to Grantee that specifically identifies the manner in which the Company believes that Grantee has not substantially performed Grantee’s duties and Grantee has not resumed such substantial performance within 21 days of receiving such demand; (3) material violation of a Company or NBT Bank policy; (4) willful violation of any law, rule, or regulation (other than traffic violations or similar offenses), the commission of any act of fraud or embezzlement or conviction of (or plea of nolo contendere to) a felony, whether or not committed in the course of Grantee’s employment with the Company, NBT Bank or any of their
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
affiliates; (5) being a specific subject of a final cease and desist order form, written agreement with, or other order or supervisory direction from, any federal or state regulatory authority; (6) conduct tending to bring the Company, NBT Bank or any of their affiliates into public disgrace or disrepute; or (7) breach of any representation or warranty under Grantee’s employment agreement.
2.8 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
2.9 “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2.
2.10 “Company” means NBT Bancorp Inc., a Delaware corporation, and its successors and assigns.
2.11 “Corporate Transaction” means:
(a) Any Person hereafter becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30 percent or more of the combined voting power of the Company’s voting securities; or
(b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or
(c) There shall be consummated (i) any transaction which results in any Person owning 50% or more of the combined voting power of the Company’s voting securities (including without limitation a consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which voting securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of voting securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger), or (ii) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all of the assets of the Company, provided that any such consolidation, merger, sale, lease, exchange or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a Corporate Transaction; or
(d) the consummation of the liquidation or dissolution of the Company.
2.12 “Disability” means a disability by reason of any medically determinable physical or mental impairment that can be expected to result in death or expected to last for a continuous period of not less than twelve (12) months that (a) renders the Grantee unable to engage in any substantial gainful activity or (b) qualifies the Grantee for benefits payable under the Company’s long-term disability plan under which the Grantee is covered.
2.13 “Dividend Equivalent Right” means a right, granted to a Grantee under Section 13 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
2.14 “Effective Date” means May 21, 2024, the date of approval of the Plan by the Company’s stockholders.
2.15 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.
2.16 “Fair Market Value” means the value of a share of Stock, determined for purposes of the Plan as follows: (i) if on the Grant Date or other determination date the Stock is listed, quoted or publicly traded on an established national or regional stock exchange or securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market on the Grant Date or such other determination date or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported; and (ii) if on the Grant Date or other determination date the Stock is not listed, quoted or publicly traded on an established national or regional stock exchange or securities market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.
2.17 “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.
2.18 “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Committee.
2.19 “Grantee” means a person who receives or holds an Award under the Plan.
2.20 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.
2.21 “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Exchange Act.
2.22 “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.23 “Option” means an option to purchase one or more shares of Stock granted pursuant to the Plan.
2.24 “Option Price” means the exercise price for each share of Stock subject to an Option.
2.25 “Other Agreement” shall have the meaning set forth in Section 15 hereof.
2.26 “Parachute Payment” shall have the meaning set forth in Section 15 hereof.
2.27 “Performance Award” means an Award that vests in whole or in part subject to the attainment of performance goals over a performance period.
2.28 “Person” shall have the meaning set forth in Section 13(d)(3) of the Exchange Act.
2.29 “Plan” means this NBT Bancorp Inc. 2024 Omnibus Incentive Plan, as it may be amended and/or restated from time to time.
2.30 “Prior Plans” means the NBT Bancorp Inc. 2018 Omnibus Incentive Plan, the NBT Bancorp Inc. 2008 Omnibus Incentive Plan, and the NBT Bancorp Inc. 1993 Stock Option Plan.
2.31 “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.
2.32 “Restricted Stock” means shares of Stock granted pursuant to Section 10 hereof.
2.33 “SAR Exercise Price” means the per share exercise price of a SAR granted pursuant to Section 9 hereof.
2.34 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.
2.35 “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. If a Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.
2.36 “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) currently providing services to the Company or an Affiliate.
2.37 “Share Limit” shall have the meaning set forth in Section 4.1 hereof.
2.38 “Stock” means the common stock, par value $0.01 per share, of the Company. or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 17.
2.39 “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 9 hereof.
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
2.40 “Stock Unit” means a bookkeeping entry representing the equivalent of one share of Stock granted pursuant to Section 10 hereof.
2.41 “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.
2.42 “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Company or any Affiliate or with which the Company or any Affiliate combines.
2.43 “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.
2.44 “Unrestricted Stock” means an award granted pursuant to Section 11 hereof.
3. ADMINISTRATION OF THE PLAN
3.1 Committee.
3.1.1 Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and with Applicable Law, or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement. The Committee shall also have the power and authority to recover any Award granted under the Plan in accordance with the Company’s Incentive Compensation Recovery Policy, its Supplemental Incentive Compensation Recovery Policy, or any other policy that the Company may adopt from time to time that provides for the recovery of incentive compensation from employees. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Law. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.
In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.
3.1.2 Composition of the Committee.
The Committee shall be a committee composed of not fewer than two (2) directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be (a) a Non-Employee Director and (b) an independent director in accordance with the rules of any stock exchange or securities market on which the Stock is listed, quoted or publicly traded; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Compensation and Benefits Committee of the Board or a subcommittee thereof if the Compensation and Benefits Committee of the Board or such subcommittee satisfies the foregoing requirements.
3.1.3 Other Committees.
The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Non-Employee Directors, which (a) may administer the Plan with respect to Grantees
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
who are not officers or directors of the Company, (b) may grant Awards under the Plan to such Grantees, and (c) may determine all terms of such Awards, in each case, subject, if applicable, to the requirements of Rule 16b-3 under the Exchange Act and the rules of any stock exchange or securities market on which the Stock is listed, quoted or publicly traded.
3.1.4 Delegation by the Committee.
To the extent permitted by Applicable Law, the Committee may, by resolution, delegate some or all of its authority with respect to the Plan and Awards to the President and Chief Executive Officer of the Company and/or any other officer of the Company designated by the Committee, provided that the Committee may not delegate its authority hereunder (a) to make Awards to directors of the Company, (b) to make Awards to Employees who are (i) named executive officers or (ii) officers of the Company who are delegated authority by the Committee pursuant to this Section 3.1.4, or (c) to interpret the Plan, any Award, or any Award Agreement. Any delegation hereunder will be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan will be construed as obligating the Committee to delegate authority to any officer of the Company, and the Committee may at any time rescind the authority delegated to an officer of the Company appointed hereunder and delegate authority to one or more other officers of the Company. At all times, an officer of the Company delegated authority pursuant to this Section 3.1.4 will serve in such capacity at the pleasure of the Committee. Any action undertaken by any such officer of the Company in accordance with the Committee’s delegation of authority will have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the “Committee” will, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to each such officer.
3.2 Board.
The Board, from time to time, may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company’s certificate of incorporation and bylaws and Applicable Law.
3.3 Terms of Awards.
3.3.1 Committee Authority.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(i) designate Grantees,
(ii) determine the type or types of Awards to be made to a Grantee,
(iii) determine the number of shares of Stock to be subject to an Award or to which an Award relates,
(iv) establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options); provided that notwithstanding the foregoing, dividends or Dividend Equivalent Rights declared or paid on or with respect to Awards shall not vest or become payable unless and until the shares underlying the Awards to which the dividends or Dividend Equivalent Rights apply become vested and nonforfeitable,
(v) prescribe the form of each Award Agreement evidencing an Award,
(vi) determine conclusively whether a Corporate Transaction has occurred, the date of the occurrence of such Corporate Transaction, and any incidental matters relating thereto,
(vii) accelerate the vesting or lapse of restrictions with respect to any Award, and
(viii) subject to the limitation on repricing in Section 3.4, amend, modify, or supplement the terms of any outstanding Award. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. Notwithstanding the foregoing, no amendment, modification or supplement of any Award Agreement shall, without the consent of the Grantee, impair the Grantee’s rights under such Award Agreement.
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
3.3.2 Forfeiture; Recoupment.
(a) The Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of, or in conflict with, any (i) employment agreement, (ii) non-competition agreement, (iii) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (iv) confidentiality obligation with respect to the Company or an Affiliate, (v) Company or Affiliate policy or procedure, (vi) other agreement, or (vii) other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. If the Grantee of an outstanding Award is an Employee of the Company or an Affiliate and such Grantee’s Service is terminated for Cause, the Committee may annul such Grantee’s outstanding Award as of the date of the Grantee’s termination of Service for Cause.
(b) All Awards granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company (i) to the extent set forth in this Plan or an Award Agreement or (ii) to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law or otherwise, or (2) any Applicable Law which imposes mandatory recoupment, under circumstances set forth in such Applicable Law.
3.4 No Repricing Without Stockholder Approval.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities, or other property), stock split, extraordinary dividend, recapitalization, Corporate Transaction, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock, or other securities or similar transaction), the Company may not: (a) amend the terms of outstanding Options or SARs to reduce the Option Price or SAR Exercise Price, as applicable; (b) cancel or assume outstanding Options or SARs in exchange for or substitution of Options or SARs with an Option Price or SAR Exercise Price, as applicable, that is less than the Option Price or SAR Exercise Price, as applicable, of the original Options or SARs; (c) cancel or assume outstanding Options or SARs with an Option Price or SAR Exercise Price, as applicable, above the current Fair Market Value in exchange for cash, Awards, or other securities, in each case, unless such action (i) is subject to and approved by the stockholders of the Company or (ii) would not be deemed to be a repricing under the rules of any stock exchange or securities market on which the Stock is listed, quoted or publicly traded.
3.5 Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to an Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights, including converting such credits into deferred Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV); provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a “separation from service” (as defined for purposes of Code Section 409A) occurs.
3.6 No Liability.
No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. Notwithstanding any provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, the Committee, nor any person acting on behalf of the Company, an Affiliate, the Board, or the Committee will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other Person by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 3.6 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.
3.7 Share Issuance/Book-Entry.
Notwithstanding any provision of this Plan to the contrary, the issuance of the Stock under the Plan may be evidenced in such a manner as the Committee, in its discretion, deems appropriate, including, without limitation, book-entry or direct registration (including transaction advices) or issuance of one or more Stock certificates.
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
4. STOCK SUBJECT TO THE PLAN
4.1 Number of Shares Available for Awards.
Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment as provided in Section 17 hereof, the number of shares of Stock reserved for issuance under the Plan shall be equal to the sum of (i) 750,000 shares of Stock, plus (ii) the number of shares of Stock related to awards outstanding under the Prior Plans as of the Effective Date that thereafter terminate by expiration or forfeiture, cancellation, or otherwise without the issuance of such shares of Stock (the “Share Limit”). Stock issued or to be issued under the Plan shall be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.
4.2 Adjustments in Authorized Shares.
The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. Unless permitted by the rules of any stock exchange or securities market on which the Stock is listed, quoted or publicly traded, the Share Limit pursuant to Section 4.1 shall not be increased by the number of shares of Stock subject to any such assumed awards and Substitute Awards. Shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to the rules of any stock exchange or securities market on which the Stock is listed, quoted or publicly traded.
4.3 Share Usage.
(a) Shares covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.
(b) Any shares of Stock that are subject to Awards will be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to the Award; provided, the number of shares of Stock subject to an Award of SARs will be counted against the Share Limit as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs.
(c) If any shares covered by an Award under the Plan or any award outstanding under the Prior Plans as of the Effective Date are not purchased or are forfeited or expire, or if such award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock with respect to such award shall, to the extent of any such forfeiture, termination or expiration, again be available for making Awards under the Plan; provided, that any shares of Stock subject to an award granted under the Prior Plans shall be available for issuance under the Plan in the same amount as such shares were counted against the share limits set forth in the applicable Prior Plan (but not to exceed one (1) share of Stock for every one (1) share of Stock subject to such award).
(d) The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, or (iii) purchased by the Company with proceeds from Option exercises. Any shares of Stock deducted or delivered from payment of an Award other than an Option or SAR granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 18.3 shall again be available for making Awards under the Plan in the same amount as such Shares were counted against the Share Limit.
5. EFFECTIVE DATE, DURATION AND AMENDMENTS
5.1 Effective Date and Term.
The Plan shall be effective as of the Effective Date. Following the Effective Date, no awards will be made under the Prior Plans. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plans to settle awards, including performance-based awards, which are made under the Prior Plans prior to the Effective Date may be issued and delivered following the Effective Date to settle such awards. The Plan shall terminate on the first to occur of (a)
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the day before the tenth (10th) anniversary of the Effective Date, (b) the date determined in accordance with Section 5.2, and (c) the date determined in accordance with Section 17.3; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date of the Board’s adoption of the Plan. Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).
5.2 Amendment and Termination of the Plan.
The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any such Award. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board or required by Applicable Law; provided that no amendment shall be made to the no-repricing provisions of Section 3.4, the Option Price provisions of Section 8.1, or the SAR Exercise Price provisions of Section 9.1 without the approval of the Company’s stockholders. In addition, an amendment will be contingent on approval of the Company’s stockholders if the amendment would: (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. No Awards shall be made under the Plan after termination of the Plan.
6. AWARD ELIGIBILITY AND LIMITATIONS
6.1 Eligible Grantees.
Subject to this Section 6, Awards may be made under the Plan to any Service Provider, as the Committee shall determine and designate from time to time.
6.2 Successive Awards and Substitute Awards.
Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem, exchange, or Substitute Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or Substitute Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate.
Notwithstanding Sections 8.1 and 9.1, but subject to Section 3.4, the Option Price of an Option or the SAR Exercise Price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Stock on the original Grant Date; provided, that, the Option Price or SAR Exercise is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.
6.3 Limitation on Awards to Non-Employee Directors.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, but subject to adjustment as provided in Section 17 herein, the maximum total fees and aggregate Grant Date Fair Market Value of shares of Stock that may be granted under the Plan that may be paid to or granted in a calendar year to a Non-Employee Director in connection with his or her services to the Board is $750,000; provided, however, that the foregoing limitation shall not apply (a) during the first year an individual is newly elected or appointed as a Non-Employee Director and (b) to the extent that a Non-Employee Director has been or becomes an employee of the Company during the calendar year.
7. AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options
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or Incentive Stock Options, and in the absence of such specification, such Options shall be deemed Non-qualified Stock Options. In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.
8. TERMS AND CONDITIONS OF OPTIONS
8.1 Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least 100 percent of the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.
8.2 Vesting.
Subject to Sections 8.3 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement; provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Law that will vest or be exercisable within a six (6)-month period starting on the Grant Date. For purposes of this Section 8.2, unless otherwise determined by the Committee, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.
8.3 Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date; provided, further, that if expiration of the Option would occur during a period in which the Grantee is (a) subject to a lock-up agreement restricting the Grantee’s ability to sell shares of Stock in the open market or (b) restricted from selling shares of Stock in the open market because the Grantee is not then eligible to sell under the Company’s insider trading or similar plan as then in effect (whether because a trading window is not open or the Grantee is otherwise restricted from trading), the expiration of the Option will be delayed until 2½ months after the date such restriction ends.
8.4 Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following the Grantee’s termination of service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.
8.5 Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.
8.6 Method of Exercise.
Subject to the terms of Section 12, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to such Option.
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8.7 Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock covered thereby are fully paid and issued to such Grantee or other Person. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance of such shares of Stock.
8.8 Delivery of Stock.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price and all applicable taxes, such Grantee shall be entitled to receive such evidence of his or her ownership of the shares of Stock subject to the Option as shall be consistent with Section 3.7.
8.9 Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
8.10 Family Transfers.
If authorized in the applicable Award Agreement or by the Committee, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.
8.11 Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (b) to the extent specifically provided in the related Award Agreement; and (c) to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.
8.12 Notice of Disqualifying Disposition.
If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereafter.
9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS
9.1 Right to Payment and SAR Exercise Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one share of Stock on the date of exercise over (b) the SAR Exercise Price as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Exercise Price, which shall be at least 100 percent of the Fair Market Value of a share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the
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same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than 100 percent of the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.
9.2 Other Terms.
Subject to Sections 9.3 and 17.3, the Committee shall determine on the Grant Date or thereafter, (a) the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), (b) the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, (c) the method of exercise, method of settlement, and form of consideration payable in settlement, (d) method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, (e) whether or not a SAR shall be granted in tandem or in combination with any other Award, and (f) any and all other terms and conditions of any SAR; provided that no SARs shall be granted to Grantees who are entitled to overtime under Applicable Law that will vest or be exercisable within a six (6)-month period starting on the Grant Date.
9.3 Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten years from the Grant Date of such SAR, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.
9.4 Rights of Holders of SARs.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.
9.5 Transferability of SARs.
Except as provided in Section 9.6, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise a SAR. Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.
9.6 Family Transfers.
If authorized in the applicable Award Agreement or by the Committee, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.6, a “not for value” transfer is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred SARs are prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.
10. TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS
10.1 Grant of Restricted Stock or Stock Units.
Awards of Restricted Stock or Stock Units may be made for no consideration (other than par value of the shares which is deemed paid by past or future Service).
10.2 Restrictions.
Subject to Sections 17.3 and 18.9, at the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, establish (a) a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of
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the Restricted Stock or Stock Units as described in Section 14. Each award of Restricted Stock or Stock Units may be subject to a different restricted period. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Stock or Stock Units.
10.3 Restricted Stock Certificates.
Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (a) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (b) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with Applicable Law and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.
10.4 Rights of Holders of Restricted Stock.
Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Committee may provide in an Award Agreement evidencing a grant of Restricted Stock that (a) any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock or (b) any dividend payments or distributions declared or paid on shares of Restricted Stock shall only be made or paid upon satisfaction of the vesting conditions and restrictions applicable to such shares of Restricted Stock. Notwithstanding the foregoing, cash dividends declared or paid on shares of Restricted Stock shall not vest or become payable unless and until the shares of Restricted Stock to which the dividends apply become vested and nonforfeitable. All stock dividend payments or distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original grant.
10.5 Rights of Holders of Stock Units.
10.5.1 Voting and Dividend Rights.
Grantees of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units, or to receive notice of any meeting of the Company’s stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive Dividend Equivalent Rights in accordance with Section 13.1.
10.5.2 Creditor’s Rights.
A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.
10.6 Termination of Service.
Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends or Dividend Equivalent Rights, as applicable, with respect to shares of Restricted Stock or Stock Units.
10.7 Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.
The Grantee of an Award of Restricted Stock or vested RSUs shall be required, to the extent required by Applicable Law, to purchase the Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented
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by such Restricted Stock or vested Stock Units or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Committee, in consideration for past or future Service.
10.8 Delivery of Stock.
Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to shares of Restricted Stock or Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a stock certificate evidencing ownership of such shares shall, consistent with Section 3.7, be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to Restricted Stock or a Stock Unit once the shares of Stock represented by such grant have been delivered in accordance with this Section 10.8.
11. TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS
The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. An Award of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past or future Service and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.
12. FORMS OF PAYMENT
12.1 General Rule.
Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price, if any, for Restricted Stock or vested Stock Units shall be made in cash or in cash equivalents acceptable to the Company.
12.2 Surrender of Shares of Stock.
Unless otherwise stated in the Award Agreement, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price, if any, for Restricted Stock or vested Stock Units may be made all or in part through the tender to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.
12.3 Cashless Exercise.
With respect to an Option only (and not with respect to Restricted Stock or vested Stock Units), to the extent permitted by Applicable Law and unless otherwise stated in the Award Agreement, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and/or any withholding taxes described in Section 18.3.
12.4 Other Forms of Payment.
To the extent the applicable Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price, if any, for Restricted Stock or vested Stock Units may be made in any other form that is consistent with Applicable Law, including with the consent of the Committee, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or Purchase Price and/or any withholding taxes described in Section 18.3.
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13. TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS
13.1 Dividend Equivalent Rights.
A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the related Award Agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide (a) that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award or (b) contain terms and conditions different from the terms and conditions of such other award, provided that notwithstanding the foregoing, Dividend Equivalent Rights granted as a component of another Award shall not vest or become payable unless and until the Award to which the Dividend Equivalent Rights correspond becomes vested and settled.
13.2 Termination of Service.
Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the Grantee’s termination of Service for any other reason.
14. TERMS AND CONDITIONS OF PERFORMANCE AWARDS
14.1 Grant of Performance Awards.
Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Awards to Grantees in such amounts and upon such terms as the Committee shall determine.
14.2 Value of Performance Awards.
Each grant of a Performance Award shall have an initial cash value or an actual or target number of shares of Stock that is established by the Committee as of the Grant Date. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of shares of Stock subject to a Performance Award that will be earned or paid out to the Grantee thereof.
14.3 Form and Timing of Payment of Performance Awards.
Payment of the value and/or shares of Stock earned with respect to a Performance Award shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, (a) may pay the value earned under a Performance Award in the form of cash, shares of Stock, other Awards, or a combination thereof, including shares of Stock and/or Awards that are subject to any restrictions deemed appropriate by the Committee, and (ii) shall pay the value earned under a Performance Award at the close of the applicable performance period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided that, unless specifically provided in the Award Agreement for such Performance Awards, such payment shall occur no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year in which such Performance Period ends.
14.4 Evaluation of Performance.
Notwithstanding anything to the contrary in an Award Agreement, any evaluation of performance may include or exclude any of the following events that occur during a performance period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary non-core, non-operating, or nonrecurring items that are either of an unusual nature or of a type that indicates infrequency of occurrence as a separate component of income from continuing operations; (f) acquisitions or divestitures activity and related expenses; (g) foreign exchange gains and losses; (h) impact of shares of Stock purchased through share repurchase programs; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense.
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
15. PARACHUTE LIMITATIONS
Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding that expressly addresses Section 280G or Section 4999 of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Award held by that Grantee and any right to receive any payment or other benefit under this Plan shall be reduced or eliminated (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Committee shall have the right, in the Committee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.
16. REQUIREMENTS OF LAW
16.1 General.
The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option or SAR, or the Company of any provision of any Applicable Law, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option or SAR pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Without limiting the generality of the foregoing, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option (or SAR that may be settled in shares of Stock) shall not be exercisable until the shares of Stock covered by such Option (or SAR) are registered or are exempt from registration, the exercise of such Option (or SAR) under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
16.2 Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by Applicable Law and deemed advisable by the Board, and shall not affect the
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.
17. EFFECT OF CHANGES IN CAPITALIZATION
17.1 Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan including the Share Limit set forth in Section 4.1 and the Non-Employee Director limitation set forth in Section 6.3, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend of the Company) without receipt of consideration by the Company, the Company shall, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the Option Price or SAR Exercise Price, as applicable, of outstanding Options and Stock Appreciation Rights to reflect such distribution.
17.2 Reorganization in Which the Company Is the Surviving Entity Which does not Constitute a Corporate Transaction.
Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Corporate Transaction, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share of any outstanding Option or SAR so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger, or consolidation. In the event of any reorganization, merger, or consolidation of the Company referred to in this Section 17.2, Performance Awards shall be adjusted (including any adjustment to the performance goals and/or performance measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities to which a holder of the number of shares of Stock subject to the Performance Awards would have been entitled to receive immediately following such reorganization, merger, or consolidation.
17.3 Corporate Transaction in which Awards are not Assumed.
Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Corporate Transaction in which outstanding Awards are not being assumed, continued, or substituted for, the following provisions shall apply to such Award, to the extent not assumed, continued, or substituted for:
(a) Immediately prior to the occurrence of such Corporate Transaction, in each case with the exception of Performance Awards, all outstanding shares of Restricted Stock and all Stock Units and Dividend Equivalent Rights shall be deemed to have vested, and the shares of Stock (and/or cash) subject thereto shall be delivered, and either or both of the following two actions shall be taken:
(i) At least fifteen days prior to the scheduled consummation of a Corporate Transaction, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Corporate Transaction and shall be effective only
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
immediately before the consummation thereof, and upon consummation of such Corporate Transaction, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below). The Committee shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.
and/or
(ii) To cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units, and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock, Stock Units, and Dividend Equivalent Rights (if settled in shares of Stock), equal to the formula or fixed price per share paid to holders of shares of Stock and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR multiplied by the amount, if any, by which (I) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Options or SARs.
(b) For Performance Awards, if less than half of the Performance Period has lapsed, such Performance Awards shall be treated as though target performance has been achieved. If at least half of the Performance Period has lapsed, actual performance to date shall be determined as of a date reasonably proximal to the date of consummation of the Corporate Transaction as determined by the Committee, in its sole discretion, and that level of performance thus determined shall be treated as achieved immediately prior to occurrence of the Corporate Transaction. For purposes of the preceding sentence, if, based on the discretion of the Committee, actual performance is not determinable, the Performance Awards shall be treated as though target performance has been achieved. After application of this Section 17.3(b), if any Awards arise from application of this Section 17.3(b), such Awards shall be settled under the applicable provision of Section 17.3(a).
17.4 Corporate Transaction in which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Corporate Transaction in which outstanding Awards are being assumed, continued, or substituted for, the following provisions shall apply to such Award, to the extent assumed, continued, or substituted for:
(a) The Plan and the Options, SARs, Restricted Stock, Stock Units and Dividend Equivalent Rights granted under the Plan shall continue in the manner and under the terms so provided in the event of any Corporate Transaction to the extent that provision is made in writing in connection with such Corporate Transaction for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, and Dividend Equivalent Rights, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, and Dividend Equivalent Rights of new stock options, stock appreciation rights, restricted stock, restricted stock units, and/or dividend equivalent rights relating to the securities of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights. Performance Awards shall not be assumed pursuant to this Section 17.4, but shall instead be settled in accordance with Section 17.3(b) hereof.
(b) In the event a Grantee’s Award is assumed, continued or substituted upon the consummation of any Corporate Transaction and the Grantee’s employment is terminated without Cause within one year following the consummation of such Corporate Transaction, the Grantee’s Award will be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine (subject to any earlier expiration of the term of such assumed options or stock appreciation rights).
17.5 Adjustments.
Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the Award Agreements at the time of grant, or any time thereafter with, if necessary, the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Corporate Transaction.
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
17.6 No Limitations on Company.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.
18. GENERAL PROVISIONS
18.1 Disclaimer of Rights.
No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.
18.2 Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.
18.3 Withholding Taxes.
(a) The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Committee, which may be withheld by the Committee, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.
(b) The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions or payment of shares; provided, however, for so long as Accounting Standards Update 2016-09 or a similar rule remains in effect, the Board or the Committee has full discretion to choose, or to allow a Grantee to elect, to withhold a number of shares of Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum required statutory withholding amount(s) in such Grantee’s relevant tax jurisdictions).
18.4 Captions.
The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.
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Appendix B: NBT Bancorp Inc. 2024 Omnibus Incentive Plan
18.5 Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.
18.6 Number and Gender.
With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.
18.7 Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
18.8 Governing Law.
The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.
18.9 Section 409A of the Code.
The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s “separation from service” (as defined for purposes of Code Section 409A) will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s separation from service (or the Grantee’s death, if earlier). Notwithstanding anything in the Plan or any Award Agreement to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Corporate Transaction, in no event will a Corporate Transaction be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A. No provision of this paragraph shall in any way affect the determination of a Corporate Transaction for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board or the Committee will have any liability to any Grantee for such tax or penalty.
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NBT BANCORP INC.
52 SOUTH BROAD STREET
NORWICH, NY 13815

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and receive electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 20, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 16, 2024 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 20, 2024 for shares held directly and by 11:59 p.m. Eastern Time on May 16, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V37853-P05082

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NBT BANCORP INC.

The Board of Directors recommends you vote FOR each of the following director nominees:

1. To elect thirteen directors, each for a one-year term (Proposal 1).

Nominees:	For	Against	Abstain
1a. Martin A. Dietrich	☐	☐	☐
1b. John H. Watt, Jr.	☐	☐	☐
1c. Scott A. Kingsley	☐	☐	☐
1d. Richard J. Cantele, Jr.	☐	☐	☐
1e. Johanna R. Ames	☐	☐	☐
1f. J. David Brown	☐	☐	☐
1g. Timothy E. Delaney	☐	☐	☐
1h. Heidi M. Hoeller	☐	☐	☐
1i. Andrew S. Kowalczyk, III	☐	☐	☐
1j. V. Daniel Robinson, II	☐	☐	☐
1k. Matthew J. Salanger	☐	☐	☐
1l. Lowell A. Seifter	☐	☐	☐
1m. Jack H. Webb	☐	☐	☐

The Board of Directors recommends you vote FOR Proposal 2:	**For**	**Against**	**Abstain**
2. To approve, on a non-binding, advisory basis, the compensation of NBT Bancorp Inc.'s named executive officers ("Say on Pay") (Proposal 2).	☐	☐	☐
The Board of Directors recommends you vote FOR Proposal 3:	**For**	**Against**	**Abstain**
3. To approve the NBT Bancorp Inc. 2024 Omnibus Incentive Plan (Proposal 3).	☐	☐	☐
The Board of Directors recommends you vote FOR Proposal 4:	**For**	**Against**	**Abstain**
4. To ratify the appointment of KPMG LLP as NBT Bancorp Inc.'s independent, registered public accounting firm for the year ending December 31, 2024 (Proposal 4).	☐	☐	☐

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or in other fiduciary capacity, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

NOTE: The proxies are authorized to vote in accordance with the majority vote of NBT Bancorp Inc.'s Board of Directors upon such other business that may properly come before the meeting.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and Annual Report are available at
www.nbtbancorp.com/bncp/proxy.html

V37854-P05082

NBT BANCORP INC.
Annual Meeting of Stockholders
May 21, 2024 10:00 a.m.
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) M. Randolph Sparks, with full power of substitution, proxy to represent the undersigned stockholder(s) at the Annual Meeting of Stockholders of NBT Bancorp Inc. ("NBT") to be held virtually at www.virtualshareholdermeeting.com/NBTB2024, on May 21, 2024, at 10:00 a.m. Eastern Time, or at any adjournment or postponement of the meeting, with all power which the undersigned stockholder(s) would possess if personally present, and to vote all shares of NBT's common stock which the undersigned stockholder(s) may be entitled to vote at the meeting upon the following proposals described in the accompanying proxy statement, in accordance with the following instructions and, in accordance with the majority vote of NBT's Board of Directors, upon any other matters that may properly come before the meeting.

This proxy, when properly executed, will be voted as directed by the undersigned stockholder. If no direction is indicated, a properly executed proxy will be voted FOR the election of all director nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

Continued, and signature required, on reverse side